UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ] Definitive Information Statement

RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

2 Executive Drive, Suite 630
Fort Lee, NJ 07024
Phone (201) 677-8904

PRELIMINARY INFORMATION STATEMENT

April 23, 2013

To our Stockholders:

This Information Statement is first being mailed on or about May 4, 2013 to the holders of record of the common stock, par value $0.01 per share (the “Common Stock”) of Receivable Acquisition & Management Corporation, a Delaware corporation (“we”, “us”, “our” “or the “Company”) as of the close of business on April 19, 2013 (the “Record Date”). This Information Statement relates to certain actions to be taken by the written consent of our stockholders holding of a majority of our voting power (the “Written Consent”).

The Written Consent authorized, effective upon the 21st day following the mailing of this Information Statement to our Stockholders, the following:

(a)

To amend our Certificate of Incorporation, in substantially the form attached hereto as  Exhibit A, upon the closing of the Merger (as defined below) to: (i) effect a Reverse Stock Split of our common stock on the basis of issuing one (1) share of common stock in exchange for each six (6) shares of common stock (the “Reverse Stock Split”). There will be no change to the par value or the authorized shares of our common stock and any fractional shares will be rounded up, and (ii) change our name to “Cornerstone Sustainable Energy Inc.” (the “Name Change”).

(b)

The merger transactions (the "Merger") contemplated in the Agreement and Plan of Merger (the "Merger Agreement") by and among (i) Receivable Acquisition & Management Corporation, Inc.; (ii) Cornerstone Program Advisors LLC, a Delaware limited liability company (“Cornerstone”); (iii) Cornerstone Acquisition Corp., a Delaware corporation (“Cornerstone Merger Sub”); (iv) Sustainable Energy Industries, Inc. (“SEI”); and (v) Sustainable Acquisition Corp., a New York corporation (“Sustainable Merger Sub”) (“Sustainable Merger Sub”). The Reverse Stock Split, the Name Change, and the Merger are collectively referred to as the "Transactions".  Pursuant to the Merger Agreement: (A) Cornerstone Merger Sub, a wholly-owned subsidiary of the Company, shall be merged with and into Cornerstone, with Cornerstone surviving as a wholly-owned subsidiary of the Company, and (B) Sustainable Merger Sub, a wholly-owned subsidiary of the Company, shall be merged with and into SEI, with SEI surviving as a wholly-owned subsidiary of the Company.  Following the Mergers (as defined herein) the Company shall change its name to Cornerstone Sustainable Energy Inc. or such other name as determined by Cornerstone and SEI (“CSE”).  As a result of the Mergers, the members of Cornerstone and shareholders of SEI shall receive an aggregate of ninety percent (90%) of the equity securities of the Company on a fully diluted basis.  The Merger Agreement is attached hereto as Exhibit B.

(c)

Approval of our 2013 Equity Incentive Award Plan and the reservation of 3,000,000 post-split shares of the Company’s common stock for issuance pursuant to such plan, a copy of which is attached hereto as Exhibit C.

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The Written Consent constitutes the consent of a majority of our voting power and is sufficient under the Delaware General Corporation Law (the “DGCL”) and our Bylaws to approve the Transactions.  Accordingly, the Transactions shall not be submitted to our other stockholders for a vote.

This Information Statement is being furnished to you to provide you with material information concerning the actions taken in connection with the Written Consent in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. This Information Statement also constitutes notice under Section 228 of the DGCL of the actions taken in connection with the Written Consent.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This information statement is first being mailed to you on or about May 4, 2013 and we anticipate the effective date of the actions to be May 24, 2013, or as soon thereafter as practicable in accordance with applicable law, including the Delaware General Corporation law.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying information statement is for information purposes.  Please read the accompanying information statement carefully.

By Order of the Board of Directors,

Very truly yours,

RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

By: /s/ Max A. Khan
Name: Max A. Khan
Title: Chief Executive Officer

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RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION

2 Executive Drive, Suite 630
Fort Lee, NJ 07024
Phone (201) 677-8904

INFORMATION STATEMENT

Pursuant To Section 14(c) of the Securities Exchange Act of 1934
Approximate Date of Mailing: May 4, 2013

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

General Information

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of Receivable Acquisition & Management Corporation, a Delaware corporation (the “Company”, “we”, “us” or “our”) as of April 19, 2013 (the “Record Date”) to notify such stockholders of the following:

On April 11, 2013 pursuant to Delaware General Corporation Law (the “DGCL”), we received written consents in lieu of a meeting of Stockholders from, our Directors, Chief Executive Officer, and related beneficial owners, and other shareholders representing over 51% of the total possible votes outstanding (the “Majority Stockholders”), authorizing the following:

(1)     to amend our Certificate of Incorporation, in substantially the form attached hereto as Exhibit A, upon the closing of the Merger (as defined below) to: (i) effect a Reverse Stock Split of our common stock on the basis of issuing one (1) share of common stock in exchange for each six(6) shares of common stock. (the “Reverse Stock Split”). There will be no change to the par value or the number of authorized shares of our common stock and any fractional shares will be rounded up, and (ii) change our name to “Cornerstone Sustainable Energy Inc.” (the “Name Change”).

(2)     The merger transactions (the “Merger”) contemplated in the Agreement and Plan of Merger (the “Merger Agreement”) by and among (i) Receivable Acquisition & Management Corporation, Inc.; (ii) Cornerstone Program Advisors LLC, a Delaware limited liability company (“Cornerstone”); (iii) Cornerstone Acquisition Corp., a Delaware corporation (“Cornerstone Merger Sub”); (iv) Sustainable Energy Industries, Inc. (“SEI”); and (v) Sustainable Acquisition Corp., a New York corporation (“Sustainable Merger Sub”) (“Sustainable Merger Sub”). The Reverse Stock Split, the Name Change, and the Merger are collectively referred to as the "Transactions". Pursuant to the Merger Agreement: (A) Cornerstone Merger Sub, a wholly-owned subsidiary of the Company, shall be merged with and into Cornerstone, with Cornerstone surviving as a wholly-owned subsidiary of the Company, and (B) Sustainable Merger Sub, a wholly-owned subsidiary of the Company, shall be merged with and into SEI, with SEI surviving as a wholly-owned subsidiary of the Company.  Following the Mergers (as defined herein) the Company shall change its name to Cornerstone Sustainable Energy Inc. or such other name as determined by Cornerstone and SEI (“CSE”).  As a result of the Mergers, the members of Cornerstone and shareholders of SEI shall receive an aggregate of ninety percent (90%) of the equity securities of the company on a fully diluted basis.  The Merger Agreement is attached hereto as Exhibit B.

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(3)     Our 2013 Equity Incentive Award Plan and the reservation of 3,000,000 post-split   shares of the Company’s common stock for issuance pursuant to such plan, a copy of which is attached hereto as Exhibit C..

The Reverse Stock Split, the Name Change, and the Merger are collectively referred to as the “Transactions”.

On March 28, 2013, the Board of Directors of the Company unanimously approved the Transactions, subject to Stockholder approval.  According to DGCL, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to authorize the Transactions. The Majority Stockholders approved the Transactions by Written Consent in lieu of a meeting as of April 11, 2013 in accordance with the DGCL.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Transactions.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to our DGCL, a vote by the holders of at least a majority of the voting power of our outstanding capital stock is required to effect the actions described herein. As of the Record Date, we had 18,698,896 shares of common stock outstanding.  The holders of Common Stock are each entitled to one (1) vote for each share held of record on all matters to be voted on by stockholders and do not have cumulative voting rights.  To take all actions, a majority vote of the shares of Common Stock outstanding is necessary.  Therefore, of the total potential 18,698,896 votes as of the Record Date, more than 50%, or 9,349,449, is required to pass any stockholder resolution.  The consenting majority stockholders of the Company are the owners of 10,256,991 shares of common stock representing a total of 54.85% of the total voting power as of the Record Date.

The consenting stockholders consisted of: three directors of the Company; and  holders that are, spouses of beneficial shareholders, relatives of board members, special legal counsel and holder of 5% or more shares, former advisors and noteholder. The consenting majority stockholders voted in favor of the actions described herein in a written consent dated April 11, 2013. The consenting stockholders' names and shares voted are as follows:

NAME OF CONSENTING STOCKHOLDER	NO. OF SHARES OF COMMON STOCK
VOTED BY CONSENT
Alfred Greco (1)	316,911
Max A. Khan (2)	2,980,000
Gobind Sahney (3)	870,000
Lisa C. Sahney, Trustee for Lisa C. Sahney Trust (4)	1,740,000
Brij Lal Sahney Irrevocable Trust II (5)	740,000
Sabrina L. Sahney Irrevocable Trust (6)	740,000
Robin C. Phillips (7)	450,000
Tracy A. Phillips (8)	450,000
Mehtab Sultana (9)	1,220,000
Rizwan Chaudhry (10)	750,000

TOTAL	10,256,911

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(1)   Voting and disposition control resides with Mr. Alred Greco, Special Counsel to the Company.

(2)   Voting and disposition control resides with Mr. Max Khan, President and CEO of the Company.

(3)   Voting and disposition control resides with Mr. Gobind Sahney, Chairman.

(4)   Voting and disposition control resides with Lisa Sahney Trustee, wife of Gobind Sahney, Chairman.

(5)   Voting and disposition control resides with Trustee, James C. L. Moo and beneficiary is the of Gobind Sahney, Chairman.

(6)   Voting and disposition control resides with Trustee James C. L. Moo and beneficiary is daughter of Gobind Sahney, Chairman.

(7)   Voting and disposition control resides with Robin C. Phillips, former advisor to the Company.

(8)   Voting and disposition control resides with Tracy A. Philips, wife of Robin C. Philips.

(9)   Voting and disposition control resides with Mehtab Sultana, wife of Max Khan, President and CEO.

(10)   Voting and disposition control resides with Rizwan Chaudhry, a former noteholder in the Company.

PROPOSALS BY SECURITY HOLDERS

None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of our common stock as of April 19, 2013, with respect to: (i) each person known to us to be the beneficial owner of more than five percent of each class of stock; (ii) all of our directors and executive officers; and (iii) all of our directors and executive officers as a group. The notes accompanying the information in the table are necessary for a complete understanding of the information provided below. As of April 19, 2013 there were 18,698,896 shares of common stock outstanding.

We believe that all persons named in the table have sole voting and investment power with respect to all shares shown as being owned by them, except as otherwise provided in the footnotes to the below table.

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Under federal securities laws, a person or group of persons is: (a) deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date and (b) assumed to have sold all shares registered hereby in this offering. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.   This assumes that options, warrants or convertible securities that are held by such person or group of persons and which are exercisable within 60 days of the date of this report, have been exercised or converted.

NAME AND ADDRESS	AMOUNT AND NATURE OF
BENEFICIAL OWNER	BENEFICIAL OWNERSHIP (3)	PERCENT OF CLASS

Gobind Sahney	870,000	4.65%
Lisa Sahney Trust (1)	1,740,000	9.30%
Max Khan	2,820,000	15.08%
Mehtab Sultana(2)	1,300,000	6.95%
Steven Lowe	200,000	1.06%
All Directors and Officers as a group (3)	3,890,000	20.80%

(1)

Person's business address is 732 Pembroke Way, Ridgefield, NJ 07657.

(2)

Person's business address is P.O. Box 1088, Rancho Santa Fe, CA 92067-1088.

(3)

Person retains voting and disposition control with respect to all of the shares.

Directors, Executive Officers And Corporate Governance.

Our current officers and managers are listed below. Each of our managers will serve for one year or until their respective successors are elected and qualified. Our officers serve at the pleasure of the board of managers.

Name	Age	Position
Gobind Sahney	51	Chairman
Max Khan	46	President/CEO
Steven Lowe	52	Secretary

GOBIND SAHNEY, age 51, 1987 to 2004, Chairman & CEO, Young Entrepreneurs Society, Inc. (YES) a credit card marketing Company.1997 to 2004, Chairman & President, Sahney & Company, a corporate finance advisory firm. Mr. Sahney is a lifetime member of the National Eagle Scout Association; member Babson College Board of Trustees; the Babson College Asian Advisory Board; Mr. Sahney is a graduate of Babson College with dual degrees in Finance and Accounting. Born in 1961, Mr. Sahney lives in San Diego and has 2 children.

MAX KHAN, age 46, has been in the financial industry since 1987. He began his career as a financial consultant in New York. Mr. Khan founded Alliance Global Finance Inc. in 1992 with focus on corporate finance and investment banking. Mr. Khan served as president of Alliance Global Finance from 1991 through October 2003. Mr. Khan was also a managing member of Thor Capital LLC, a FINRA registered firm. Mr. Khan has a undergraduate Degree in Accounting and Economics from City University of New York and MBA from Pace University (New York). He is married with 2 children and lives in New Jersey.

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Steven Lowe, age 52, is a practicing attorney. He is the founder of Lowe Law. Mr. Lowe graduated from Vanderbilt University and received his JD from University of Connecticut School of Law.

Executive Compensation

Compensation.

The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer and the four other most highly compensated executive officers for the years ended September 30, 2011 and 2012 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE
		Salary	Bonus	Stock Awards	Option awards	Non-equity incentive plan compensation	Change in pension value and non qualified deferred compensation	All Other Compensation	Total
Name and principal position	Year	($)	($)	($)	($), (a)	($)	($)	($)	($)

Max Khan, President, Chief Executive Officer, Chief Financial Officer (1)	2012		$-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2011		$-0-	-0-	-0-	-0-	-0-	-0-	-0-
Steven Lowe Director and Secretary (2)	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Gobind Sahney Chairman of the Board (3)	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Employment Contracts

We do not have an employment contract with Max Khan.

We have made no Long Term Compensation payouts.

Our directors do not receive compensation for their attendance at meetings of the board of directors.

All of our officers and/or directors will continue to be active in other companies. All officers and directors have retained the right to conduct their own independent business interests.

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NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on April 19, 2013 as the Record Date for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Transactions will not become effective until at least 21 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about May 4, 2013 to all Stockholders of record as of the Record Date.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SUMMARY TERM SHEET

The following is a summary of the principal terms of the Reverse Stock Split, the Name Change and the proposed Merger. This summary does not contain all information that may be important to you. We encourage you to read carefully this information statement, including the exhibits and the documents we have incorporated by reference into this information statement, in their entirety.

We entered into an Agreement and Plan of Merger with Cornerstone Program Advisors LLC (“Cornerstone ”) and Sustainable Energy Industries, Inc. (“SEI”). In connection with the Merger:

•   We shall adopt an amendment to our certificate of incorporation and cause a Reverse Stock Split prior to the effectiveness of the Merger upon which each six (6) outstanding shares of our common stock shall be automatically converted into one (1) share of our common stock (with no change to the amount of our authorized common stock or the par value);

•   The issued and outstanding membership interests of Cornerstone and shareholders (subject to adjustment for fractional shares) of SEI will be converted into an aggregate of 29,398,344 post reverse shares of our newly issued common stock;

•   We shall adopt an amendment to change our name to Cornerstone Sustainable Energy Inc.;

•   Our officers and directors shall resign effective as of effective date of the Merger, and the directors and officers of Cornerstone and SEI, shall become officers and directors of the Company.

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THE MERGER

QUESTIONS AND ANSWERS ABOUT THE MERGER

Following are questions and related answers that address some of the questions you may have regarding the pending merger transaction between Cornerstone Program Advisors LLC, Sustainable Energy Industries, Inc. and us, the Reverse Stock Split and related matters. These questions and answers may not contain all of the information relevant to you, do not purport to summarize all material information relating to the Merger Agreement, the charter amendments, or any of the other matters discussed in this information statement, and are subject to, and are qualified in their entirety by, the more detailed information contained or incorporated by reference in or attached to this information statement. Therefore, please carefully read this information statement, including the attached annexes, in its entirety.

Preliminary Statement Regarding Merger with Cornerstone & Sustainable

As set forth in this Information Statement, we have approved a 1 for 6 Reverse Stock Split of our outstanding common stock and have authorized a corporate name change to “Cornerstone Sustainable Energy Inc”. These corporate actions have been approved by our Board of Directors in contemplation of a proposed Reverse Merger transaction with Cornerstone Program Advisors LLC (“Cornerstone”) and Sustainable Energy Industries, Inc. (“SEI”). The Company, Cornerstone and SEI anticipate completing the Merger transaction by May 29, 2013. The proposed principal terms of merger transaction are described in this Information Statement.

Q: Why Are We Proposing The Merger?

A: We believe that a merger between Cornerstone, SEI and us presents an opportunity to enhance stockholder value for each entity. The Merger will also create a combined company with the potential of raising additional capital to finance further development of Cornerstone and SEI’s products and services if needed. Stockholders of the combined company will be able to participate in the growth and opportunities that result from the Merger.

Q: What Will Happen In The Merger?

A: In the proposed Merger, Cornerstone and SEI will merge with and into wholly owned subsidiaries of the Company, Cornerstone Acquisition Corp and Sustainable Acquisition Corp. In connection with the Merger, we will change our name to “Cornerstone Sustainable Energy, Inc.” The proposed Merger Agreement, which governs the Merger, is attached to this Information Statement as Exhibit B. You are encouraged to read it carefully.

Q: What Will I Receive In The Merger?

A: If the Merger is completed, the Cornerstone membership interest together with related persons, and Sustainable shareholders together with related persons will receive an aggregate of 29,398,844 of post-split shares of our common stock. There will be no exchange of stock certificates held by existing Company stockholders in connection with the Merger. The shares of our common stock that Cornerstone  Members and SEI shareholders will receive will be restricted under the Securities Act of 1933, as amended (the “Securities Act”), until such shares are registered in an effective Registration Statement or an exemption otherwise available under the Act. Our common stock is listed in the Over the Counter Market under the symbol “RCVA.”

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If you are a Company stockholder, immediately prior to the effectiveness of the Merger, pursuant to the Reverse Stock Split described in The Merger, every 6 shares of our common stock shall automatically be converted into one share of our common stock. We will issue one additional share in the event that you would own a fractional share as a result of the Reverse Stock Split.

Q: What Are The U.S. Federal Income Tax Consequences Of The Merger On Cornerstone Members and Sustainable Shareholders.

A: The material U.S. federal income tax consequences of the Merger are described in more detail in the section entitled “The Merger — Material United States Federal Income Tax Consequences”. The tax consequences of the Merger to you will depend upon your particular situation. You should consult your own tax advisor for a full understanding of the federal, state, local and foreign income and other tax consequences of the Merger.

Q: Should Stockholders Send In Their Stock Certificates Now?

A: No. We will not be exchanging physical securities after the Merger becomes effective. At the time of closing of the Merger, we will instruct our transfer agent to adjust our stock ledger to reflect the effects of the Reverse Stock Split and the Merger on our shares of stock held by our current shareholders. It will not be necessary for an exchange of physical securities to occur in order to reflect your new ownership interest.

Q: When Do You Expect To Complete The Merger?

A: Cornerstone, SEI and the Company are working to complete the Merger as quickly as practicable, and expect to complete the Merger on or about May 29, 2013; however, the exact timing cannot be predicted.

Q: Do I Have Appraisal Or Dissenter’s Rights?

A: No, however, those holders of Cornerstone Membership Interests and Sustainable Shares who have not consented to the Merger are entitled to exercise appraisal rights in connection with the Merger, subject to compliance with applicable procedures under New York law. Because our stockholders are not being asked to relinquish their shares in connection with the Merger, they are not entitled to appraisal rights.

The Members of Cornerstone and Shareholders of Sustainable unanimously approved this Merger. Those Members who consented to the Merger have waived their appraisal and dissenter’s rights under applicable New York law.

Q: Are Our Public Stockholders Also Required To Approve The Merger?

A: No. The holders of a majority of our voting power, considered, voted on and approved the transactions contemplated by the Merger Agreement, and to approve the Reverse Stock Split. This consent of stockholders is sufficient to approve entering into the transactions. Accordingly, the actions will not be submitted to our other stockholders for a vote.

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Q: What Will Happen If The Merger Is Not Completed?

A: If the Merger is not completed for any reason, we, Cornerstone and Sustainable may be subject to a number of other risks. We may not be able to find another company to merge with. All parties will incur their respective expenses associated with attempting to effectuate the Merger and the transactions, and we may be required to pay other expenses to us in certain circumstances. The failure to consummate the Merger could have an adverse impact on the price and trading of our common stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements in this document contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,”  “anticipate,”  “plan,” “potential,”  “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  The forward-looking statements contained in this document include statements about future financial and operating results and the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein.  For example, if the Company does not receive required shareholder or governmental approvals or fails to satisfy other conditions to closing, the transaction will not be consummated.  In any forward-looking statement in which the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that Cornerstone and Sustainable may not be succeed; costs related to the proposed merger; failure of the Company’s shareholders to approve the proposed merger; and other economic, business, competitive and/or regulatory factors affecting Cornerstone and Sustainable businesses. All forward-looking statements included herein are based on information available to the Company on the date hereof. The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made herein to reflect events or circumstances after the date hereof or to update reasons why actual results could differ from those anticipated in such forward-looking statements.

SUMMARY OF THE INFORMATION STATEMENT

This summary highlights selected information from this information statement. It does not contain all of the information that is important to you. We urge you to read carefully the entire information statement and the other documents referred to in this information statement to fully understand the Merger and related transactions. In particular, you should read the documents attached to this information statement, including the proposed merger agreement, which is attached as Exhibit C. For a guide as to where you can obtain more information on us, see the section entitled “Where You Can Find More Information” beginning on page 15. We have included page references parenthetically to direct you to a more complete description of the topics presented in this summary of the information statement. As your approval of the Merger and the other matters described in this information statement is neither required nor requested, we are not asking you for a proxy and you are requested not to send us a proxy.

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MARKET PRICE INFORMATION AND RELATED STOCKHOLDER MATTERS

Our common stock trades on the OTC Markets under the symbol RCVA. The following table sets forth, for the periods indicated, the high and low closing sale prices for our common stock as reported by the OTC Markets. The quotations reflect inter-dealer prices, without retail markup, markdown or commission, and may not represent actual transactions. The historical high and low prices below do not reflect the proposed 1 for 6 Reverse Stock Split. Following the Merger, we expect that our common stock will continue to be quoted and traded on the OTC Markets.

Quarter Ended	Bid High	Bid Low
March 31, 2013	$0.020	$0.003
December 31, 2012	0.026	0.007
September30, 2012	0.020	0.005
June 30, 2012	0.011	0.003

As of April 11, 2013, there were approximately 259 holders of record of our common stock.

On April 16, 2013, the latest practicable date before the mailing of this information statement, the last sale price of our common stock as reported on the OTC Markets was $0.045 per share.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, information statements and other information with the SEC. You may read and copy any reports, statements or information that we file with the SEC at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. The public reference room in Washington, D.C. is located at 100 F Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the Internet web site maintained by the SEC at http://www.sec.gov.  Cornerstone and SEI have supplied all information contained in this Information Statement relating to Cornerstone and SEI. We have supplied all information contained in this Information Statement relating to us (the “Exchange Act”).

If you are a Company stockholder, you may obtain, without charge, a copy of the Annual Report on Form 10-K for the year ended September 30, 2012, and the most recent Quarterly Report on Form 10-Q of the Company, including the financial statements required to be filed in such reports with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

RISK FACTORS

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS, IN ADDITION TO THE OTHER INFORMATION INCLUDED ELSEWHERE IN THIS INFORMATION STATEMENT AND THE DOCUMENTS THAT THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. UNLESS THE CONTEXT REQUIRES OTHERWISE, THE USE OF THE COMPANIES, THE COMBINED COMPANY, “US,” OR “WE” REFERS TO THE COMBINED COMPANY OF CORNERSTONE, SEI AND US AFTER GIVING EFFECT TO THE MERGER. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN TO CORNERSTONE, SEI AND US OR THAT ARE NOT CURRENTLY BELIEVED TO BE IMPORTANT TO YOU, IF THEY MATERIALIZE, ALSO MAY ADVERSELY AFFECT THE MERGER AND THE PRICE OF OUR STOCK.

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Investing in our common stock involves a high degree of risk. Any of the following risks along with those mentioned in our September 30, 2011 Form 10-K, could materially adversely affect our business, operating results and financial condition could result in a complete loss of your investment.

In addition to the other information in this Information Statement, the following risk factors should be considered carefully in evaluating the Company and its business. This disclosure is for the purpose of qualifying for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. It contains factors that could cause results to differ materially from such forward-looking statements. These factors are in addition to any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statement.

The following matters, among other things, may have a material adverse effect on the business, financial condition, liquidity, or results of operations of the Company. Reference to these factors in the context of a forward-looking statement or statements shall be deemed to be a statement that any one or more of the following factors may cause actual results to differ materially from those in such forward-looking statement or statements. Before you invest in our common stock, you should be aware of various risks, including those described below. Investing in our common stock involves a high degree of risk. You should carefully consider these risk factors, together with all of the other information included in this information statement, before you decide whether to purchase shares of our common stock. Our business and results of operations could be seriously harmed by any of the following risks. The trading price of our common stock could decline due to any of these risks, and you may lose part or all of your investment.

Risks Related to the Company

Our Common Stock is quoted on the OTC Markets, which may limit the liquidity and price of our Common Stock more than if our Common Stock were quoted or listed on the Nasdaq Stock Market or another national securities exchange.

Our securities are currently quoted on the OTC Markets, Inc., an inter-dealer automated quotation system for equity securities. Quotation of our securities on the Bulletin Board may limit the liquidity and price of our securities more than if our securities were quoted or listed on the Nasdaq Stock Market or another national securities exchange. As an OTC quoted company, we do not attract the extensive analyst coverage that accompanies companies listed on exchanges. Further, institutional and other investors may have investment guidelines that restrict or prohibit investing in securities traded on the Bulletin Board. These factors may have an adverse impact on the trading and price of our Common Stock.

The trading price of our common stock may decrease due to factors beyond our control.

Our stock is currently quoted on the OTC Markets.  The stock market from time to time has experienced extreme price and volume fluctuations, which have particularly affected the market prices for emerging growth companies and which often have been unrelated to the operating performance of the companies. These broad market fluctuations may adversely affect the market price of our common stock. If our shareholders sell substantial amounts of their common stock in the public market, the price of our common stock could fall. These sales also might make it more difficult for us to sell equity, or equity-related securities, in the future at a price we deem appropriate.

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The application of the “penny stock” rules could adversely affect the market price of our common shares and increase your transaction costs to sell those shares.

The Securities and Exchange Commission (the “SEC”) has adopted rule 3a51-1 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions.

We depend highly on our current and successor chief executive officer whose unexpected loss may adversely impact our ability to continue the business and complete the Merger and with whom we do not have a formal employment agreement.

Except as set forth below, we currently rely heavily on the expertise, experience and continued services of Max A. Khan, our Chief Executive Officer. We presently do not have an employment agreement with Mr. Khan and there can be no assurance that we will be able to retain him or, should he choose to leave us for any reason, to attract and retain a replacement or additional key executives.

We do not pay dividends on our Common Stock.

We have not paid any dividends on our common stock and do not anticipate paying dividends in the foreseeable future. We plan to retain earnings, if any, to finance the development and expansion of our business.

Failure To Achieve And Maintain Effective Internal Controls In Accordance With Section 404 Of The Sarbanes-Oxley Act Of 2002 Could Have A Material Adverse Effect On Our Business And Stock Price.

Section 404 of the Sarbanes-Oxley Act of 2002 (“the Sarbanes-Oxley Act”) requires that we establish and maintain an adequate internal control structure and procedures for financial reporting and include a report of management on our internal control over financial reporting in our annual report on Form 10-K. That report must contain an assessment by management of the effectiveness of our internal control over financial reporting and must include disclosure of any material weaknesses in internal control over financial reporting that we have identified.

Rule 144 Related Risk.

The SEC adopted amendments to Rule 144 which became effective on February 15, 2008 that apply to securities acquired both before and after that date. Under these amendments, a person who has beneficially owned restricted shares of our common stock for at least six months would be entitled to sell their securities provided that: (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding a sale, (ii) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale and (iii) if the sale occurs prior to satisfaction of a one-year holding period, we provide current information at the time of sale.

Persons who have beneficially owned restricted shares of our common stock for at least six months but who are our affiliates at the time of, or at any time during the three months preceding a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

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•  1% of the total number of securities of the same class then outstanding; or

•  the average weekly trading volume of such securities during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale;

provided, in each case, that we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale. Such sales by affiliates must also comply with the manner of sale, current public information and notice provisions of Rule 144.

Risks Relating to the Merger

Cornerstone, SEI and the Company May Not Achieve The Benefits They Expect From The Merger, Which May Have A Material Adverse Effect On The Companies’ Business, Financial, And Operating Results.

Cornerstone, SEI and the Company intend to enter into the Merger Agreement with the expectation that the Merger will result in benefits to the combined company arising out of the combination of the businesses of Cornerstone and SEI and an active trading market for Company’s common stock. To realize any benefits from the Merger, the combined company’s stock must continue to trade on the OTC Market following the Merger.

The Issuance Of Shares Of Company’s Common Stock To Cornerstone  Members and SEI Shareholders In The Merger Will Substantially Dilute The Percentage Ownership Interests Of Current Company Stockholders.

If the Merger is completed, it is anticipated that the Company will issue to 29,398,344 post-split shares to Cornerstone Members and SEI Shareholders and in connection with the Merger. Upon completion of the Merger, the former Cornerstone Members and SEI Shareholders will be issued shares of our common stock, representing in the aggregate approximately 90% of Company’s outstanding common stock on a fully-diluted basis immediately following the Merger.

If We Proceed With The Merger, Cornerstone Members and Sustainable Shareholders And Associated Persons Will Receive an aggregate of 29,398,344 Shares Of Company Common Stock Regardless Of Changes In The Market Value Of Company Common Stock.

The Cornerstone Membership Interests and SEI Shares, together with persons associated with them, will be exchanged for shares of Company common stock upon completion of the Merger. This figure is a fixed number and the Merger Agreement does not contain any provision to adjust this ratio for changes in the market price of Company's common stock. Neither party is permitted to terminate the Merger Agreement solely because of changes in the market price of company common stock. Consequently, the specific dollar value of Company's common stock to be received by Cornerstone  Members and SEI Shareholders will depend on the market value of Company common stock at the time of completion of the Merger and may increase or decrease from the date of the Merger Agreement.

You are urged to obtain recent market quotations for Company common stock. Neither Cornerstone, SEI nor the Company can predict or give any assurances as to the market price of Company common stock at any time before or after the Merger.

If the Merger is successfully completed, the Cornerstone Members and SEI Shareholders will become holders of Company common stock. Cornerstone and SEI’s businesses differs from Company’s business, and Cornerstone and SEC’s results of operations may be affected by factors different than those affecting Company’s results of operations and the price of Company’s common stock.

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THE MERGER

This section of the information statement and the next section entitled “The Merger Agreement” describe the transactions. Although we believe that the description in this section covers the material terms of the Merger and the transactions, this summary may not contain all of the information that is important to you. You should carefully read the entire Information Statement and the other documents we refer to or incorporate by reference in this information statement for a more complete understanding of the Merger Agreement and the transactions.

General

The Agreement and Plan of Merger provides that, as the effective time of the Merger, Cornerstone Program Advisors LLC will merge with and into Cornerstone Acquisition Corp., a wholly-owned subsidiary of Company and Sustainable Energy Industries, Inc. will merge with and into Sustainable Acquisition Corp., and, as a result, continue in existence as the surviving corporation under the name Cornerstone Sustainable Energy Inc.

In connection with the Merger, Company will affect a Reverse Stock Split whereby immediately prior to the effectiveness of the Merger, every 6 shares of Company common stock will be automatically converted into one share of Company common stock. There shall be no change to the par value or amount of authorized common stock. Upon the effectiveness of the Merger Company will amend its certificate of incorporation to reflect the Reverse Stock Split and to change its name to “Cornerstone Sustainable Energy Inc.”.

Recommendation of the Boards

Taking into account all of the material facts, matters and information, including those described above, the board of directors of Company and the board of managers of Cornerstone and SEI believe that the Merger Agreement is advisable and fair to and in the best interests of each of Company and their respective stockholders and members.

No Independent Financial Advisor

Neither Company nor SEI or Cornerstone has engaged an independent financial advisor to consult on the relative advantages and disadvantages of the transactions.

Charter Amendments

Prior to the effectiveness of the Merger, Company will amend its certificate of incorporation to effect a Reverse Stock Split whereby every 6 shares of Company common stock issued and outstanding will be automatically converted to one share of Company common stock.

Upon the effectiveness of the Merger, Company will amend its certificate of incorporation to change its name to “Cornerstone Sustainable Energy Inc.” or such other name as determined by Cornerstone and SEI.

Stock Options and Warrants

There are no outstanding options and warrants to purchase Cornerstone membership interests or Sustainable shares as of the date of the Merger Agreement.

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Officers and Directors

The officers and directors of Company shall resign upon approval of Merger and certain officers and directors of Cornerstone and Sustainable shall become officers and directors of Company.

Federal Securities Laws Consequences

The shares of Company common stock to be issued to Cornerstone members and Sustainable shareholders in the Merger will be restricted until they are registered and the Registration Statement is declared effective.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

Company shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the Merger based on their own circumstances, as well as the effects of state, local, non-U.S. tax laws and U.S. tax laws other than income tax laws.

No Cash Instead of Fractional Shares

Because there will be no fractional shares transferred in the exchange of Cornerstone membership interests and SEI shares for Company common stock, there will be no cash paid in lieu of fractional shares.

Federal Income Tax Consequences of the Reverse Stock Split and Merger to Company Stockholders

No gain or loss will be recognized by a Company stockholder pursuant to the Reverse Stock Split (except in the case of the portion of whole shares attributable to the rounding up of fractional shares, as discussed herein). A Company stockholder's tax basis in the shares received as a result of the Reverse Stock Split will be equal, in the aggregate, to his or her basis in the Company common stock exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New Company common stock attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such Company stockholders generally will recognize ordinary income to the extent of earnings and profits of Company allocated to the portion of each whole share attributable to the rounding up process. If the Company has no earnings and profits, the amount deemed distributed will be treated as a return of basis, and the remainder of the amount deemed distributed, if any, will be treated as gain from the sale of property. The Company stockholder's holding period for the Company common stock will include the period during which he or she held the pre-split shares surrendered in the Reverse Stock Split. The portion of the Company common stock received by a Company stockholder that is attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the Reverse Stock Split. The Reverse Stock Split would constitute a reorganization within the meaning of Section 368(1)(E) of the Internal Revenue Code of 1986, as amended, and Company will not recognize any gain or loss as a result of the Reverse Stock Split.

Accounting Treatment

It is anticipated that the Merger will be treated as a recapitalization of Cornerstone and SEI under generally accepted accounting principles.

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THE MERGER AGREEMENT

This section is a summary of the material terms and provisions of the Merger Agreement, which is incorporated by reference herein and attached as Exhibit B to this Information Statement. The following description is not intended to be a complete description of all the terms of the Merger Agreement. You should refer to the full text of the Merger Agreement for details of the Merger and the terms and conditions of the Merger Agreement.  The Company encourages you to carefully read the complete Merger Agreement for the precise legal terms of the Merger Agreement and other information that may be important to you.

The Merger

Pursuant to the Merger Agreement, Cornerstone Acquisition Corp., a wholly-owned subsidiary of the Company will merge with and into Cornerstone Program Advisors LLC and Sustainable Acquisition Corp., a wholly-owned subsidiary of the Company, will merge with and into Sustainable Energy Industries, Inc. and, as a result, the Company will continue in existence as the surviving corporation under the name Cornerstone Sustainable Energy Inc. The Company shall (a) complete a 1:6 Reverse Stock Split of its pre-Merger common stock, and (b) establish an Incentive Stock Option Plan (ISOP) for future issuances of 3,000,000 shares.

The Exchange Ratio and Treatment of Securities

At the Closing of the Merger, the Membership Interests of Cornerstone Program Advisors LLC and shares of Sustainable Energy Industries, Inc. outstanding immediately prior to the Merger, shall be converted into the right to receive an aggregate of 29,398,344 shares of the Company’s Common Stock.

Directors and Officers

At such time as the Merger closes, then the current officers and directors of Company shall resign as officers and directors of Company and the directors and officers of Cornerstone and Sustainable shall become officers and directors of Company. However, at the Closing of the Merger, Max Khan, on behalf of the Company’s shareholders of the Company has the right to nominate one board member to the Company’s Board of Directors.

Fees and Expenses

Each party shall be responsible for all of its expenses incurred in connection with the preparation, execution, and performance of the Merger Agreement and the transactions contemplated herein.

THE REVERSE STOCK SPLIT

Overview

Beneficial owners representing over 52% of the total possible votes outstanding have approved an amendment to our certificate of incorporation which would authorize our board of directors, among other thing,  to effect a Reverse Stock Split of all outstanding shares of our common stock at an exchange ratio of one-for-six (6).

The ratio is based on the terms of the proposed Merger relating to the capitalization of the Company following consummation of the Merger. Upon completion of the Reverse Stock Split and Merger, we will have a total of 32,664,827 shares of common stock issued and outstanding.

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Our board of directors has approved and adopted the amendment to our certificate of incorporation to effect the Reverse Stock Split.

Reasons For The Reverse Stock Split

Our primary purpose in considering the Reverse Stock Split is to reduce the amount of shares of our common stock currently outstanding to facilitate the terms of the proposed Merger.

On March 29, 2013, the parties entered into a Merger Agreement pursuant to which our newly-formed, wholly-owned subsidiaries would merge with and into Cornerstone and SEI. As contemplated in the Merger Agreement we would acquire all of the outstanding membership interests in Cornerstone and all the shares of SEI in exchange for newly issued shares of our common stock.  The description of the Merger Agreement is set forth throughout this Information Statement and a copy of which is attached hereto as Exhibit B.

Our common stock is traded on the Over-the-Counter under the symbol “RCVA”. As of April 16, 2013, the trading price of our common stock was $.04 per share. We cannot assure you that a Reverse Stock Split would likely increase in the trading price of our common stock, or that we will be able to consummate any transactions.

The Reverse Stock Split May Not Result In An Increase In The Per Share Price Of Our Common Stock; There Are Other Risks Associated With The Reverse Stock Split.

The Board of Directors expects that a Reverse Stock Split of our Common Stock will increase the market price of the Common Stock. However, we cannot be certain whether the Reverse Stock Split would increase the trading price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied, with many companies losing substantial market value after a Reverse Stock Split. There is no assurance that:

•   the trading price per share of our Common Stock after the Reverse Stock Split would maintain its proportion to the reduction in the number of pre-split shares of Common Stock outstanding before the Reverse Stock Split;

•   the Reverse Stock Split may result in a per share price that would attract brokers and investors who do not trade in lower priced stocks.

The market price of the Common Stock would also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Our common stock is traded on the Over-the-Counter under the symbol “RCVA”. Upon effectiveness of the Reverse Stock Split, the price of our stock will be adjusted, at least temporarily, by the same 1:6 ratio. We cannot determine the exact price of our stock upon effectiveness of the Reverse Stock Split. There is no guarantee that the adjusted price will be based exactly on the 1:6 ratio or that the adjusted price will remain at the adjusted price for any period of time.

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Potential Effects Of The Reverse Stock Split

The immediate effect of a Reverse Stock Split would be to reduce the number of shares of common stock outstanding. However, the effect of a Reverse Stock Split upon the market price for our common stock cannot be predicted. We cannot assure you that the trading price of our common stock after the Reverse Stock Split will rise in exact proportion to the reduction in the number of shares of our common stock outstanding as a result of the Reverse Stock Split. Also, as stated above, we cannot assure you that a Reverse Stock Split would lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our operating results, our financial condition, other factors related to our business and general market conditions.

Number of Stockholders; Par Value and Authorized Shares. As of the date of this Information Statement, there are 325,000,000 shares of common stock authorized at a par value of $0.001 per share and there were 259 stockholders of record. The Reverse Stock Split will not affect the number of stockholders of record, or the par value of our common stock stated in our certificate of incorporation.

Voting Rights. Holders of common stock will continue to have one vote for each share of common stock owned after the Reverse Stock Split. Consequently, the voting and other rights of the holders of the common stock will not be affected by the Reverse Stock Split (other than as a result of the reduction of the number of shares held by our current stockholders).

Issuance of Additional Shares. The number of authorized but unissued shares of common stock will effectively be increased significantly by the Reverse Stock Split because the 18,698,896 shares outstanding prior to the Reverse Stock Split, which represent approximately 6% of the 325,000,000 authorized shares of common stock, will be reduced to approximately 3,116,482 shares, or approximately 1% of the 325,000,000 authorized shares of common stock.

The following table reflects the number of shares of common stock that would be outstanding as a result of the proposed Reverse Stock Split, and the approximate percentage reduction in the number of outstanding shares, based on 18,698,896 shares of common stock outstanding as of the record date (and excluding the effects of the issuances of the shares of stock described above), as well as the number of shares of common stock that would be available for issuance after each proposed Reverse Stock Split:

Proposed Reverse Stock Split Ratio	Shares Of Common Stock Outstanding	Percentage Reductions	Shares Of Common Stock Available for Issuance	Shares of Authorized Common Stock
Current	18,698,896	-	305,401,104	325,000,000
1 for 6	3,116,482	99%	96,733,517	325,000,000

The following table reflects the number of shares of common stock that would be outstanding as a result of the proposed Reverse Stock Split, the proposed Merger as well as the number of shares of common stock that would be available for issuance after each of the above actions.

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Proposed Reverse Stock Split Ratio	Shares Of Common Stock Outstanding	Shares of Common Stock issued in Merger	Total Shares of Common Stock Outstanding	Shares Of Common Stock Available for Issuance	Shares of Authorized Common Stock
1 for 6	3,116,482	29,398,483	32,514,965	292,485,035	325,000,000

The resulting decrease in the number of shares of common stock outstanding could potentially impact the liquidity of tradable common stock on the OTC Markets, especially in the case of larger block trades.

Effects on Ownership by Individual Stockholders. If a Reverse Stock Split is implemented, the number of shares of common stock held by each stockholder would be reduced by dividing the number of shares held immediately before the Reverse Stock Split by six (6), and then rounding up to the nearest whole share. No fractional shares will be issued as a result of the Reverse Stock Split. In lieu of any fractional interest in a share to which each stockholder otherwise would be entitled as a result of the Reverse Stock Split, we will issue to such stockholder one whole share of common stock, as described in further detail below. The Reverse Stock Split by itself would affect our common stock uniformly and would not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share.

Other Effects on Outstanding Shares. If the Reverse Stock Split is implemented, the rights and preferences of the outstanding shares of common stock will remain the same after the Reverse Stock Split. Each share of common stock issued pursuant to the Reverse Stock Split would be fully paid and non-assessable.

The Reverse Stock Split would result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split would not affect the registration of the common stock under the Exchange Act.

Effect on Authorized Shares of common stock. The Reverse Stock Split would not reduce the number of authorized shares of common stock as designated by our certificate of incorporation from 325 million.s. Therefore, because the number of issued and outstanding shares of common stock would decrease in a 1 for 6 ratio, the number of shares remaining available for issuance under our authorized pool of common stock would increase.

Possible Anti-Takeover Effects.  We have no current plans or proposals to adopt other provisions or enter into other arrangements that might have material anti-takeover consequences. We have entered into the Merger Agreement and propose to enter into a Reverse Stock Split, which would result in a change of control if consummated.

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Procedure For Effecting The Reverse Stock Split And Exchange Of Stock Certificates

The Reverse Stock Split would be implemented by filing the amendment to our Certificate of Incorporation, in substantially the form attached to this Information Statement as Exhibit A, with the Delaware Secretary of State, and the Reverse Stock Split would become effective on the date of the filing.

As of the effective date of the Reverse Stock Split, each certificate representing shares of our common stock before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the one-for-six Reverse Stock Split. All options and other securities would also be automatically adjusted on the effective date.

Our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders and holders of securities convertible into our common stock will be notified of the effectiveness of the Reverse Stock Split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the one-for-six Reverse Stock Split. Persons who hold their shares in brokerage accounts or “street name” would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares based on the one-for-six exchange ratio of the Reverse Stock Split, rounded up to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

Fractional Shares

We would not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share resulting from the Reverse Stock Split would be rounded up to the nearest whole share. Stockholders who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by 6 would instead receive one additional whole share at no additional cost upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal. The number of shares to be issued in connection with rounding up such fractional interests is not expected by management of the Company to be material.

Federal Income Tax Consequences Of The Reverse Stock Split

The following is a summary of the material federal income tax consequences of the Reverse Stock Split. This discussion is based on the Internal Revenue Code, the Treasury Regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities as of the date of this document, all of which are subject to change (possibly with retroactive effect). This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their Common Stock as compensation). In addition, this summary is limited to stockholders that hold their Common Stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

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ACCORDINGLY, EACH STOCKHOLDER IS STRONGLY URGED TO CONSULT WITH A TAX ADVISOR TO DETERMINE THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REVERSE STOCK SPLIT.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares pursuant to the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefore. The stockholder’s holding period for the post-Reverse Stock Split shares will include the period during which the stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

The tax treatment of each stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences of the Reverse Stock Split.

THE NAME CHANGE

We are contemplating a Merger with proposed terms that would require us to amend our certificate of incorporation to change our name to “Cornerstone Sustainable Energy Inc.” Our Board of Directors believes that the name “Cornerstone Sustainable Energy Inc.” more accurately reflects the business we will conduct in the event the proposed Merger is consummated. The name change will enable industry and financial market participants to more closely associate us with the operating business of Cornerstone Sustainable Energy Inc. following the consummation of the Merger transaction.

The name change would be implemented by filing the amendment to our Certificate of Incorporation, in substantially the form attached to this Information Statement as Exhibit A, with the Delaware Secretary of State, and the name change would become effective on the date of the filing.

APPROVAL OF OUR 2013 EQUITY INCENTIVE AWARD PLAN AND THE

RESERVATION OF AN AGGREGATE OF 3,000,000 SHARES OF THE COMPANY’S

COMMON STOCK FOR ISSUANCE PURSUANT TO SUCH PLAN

The Company’s Board of Directors has adopted and received consent of majority of shareholders, our 2013 Equity Incentive Award Plan (the “2013 Plan”) and the reservation of an aggregate of 3,000,000 shares of the Company’s common stock for issuance pursuant to the 2013 Plan. The 2013 Plan, approved by our stockholders, will replace the Prior Plan and be used to help attract, retain and motivate employees, consultants and directors.

The affirmative vote of a majority of the shares present or represented by proxy at the Special Meeting and entitled to vote is required for the approval of the 2013 Plan. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Incentive Stock Plan has been approved.

The following summarizes the terms of the 2013 Plan, and the summary is qualified in its entirety by reference to the full text of the 2013 Plan, which is attached as Exhibit C to this Proxy Statement.

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General

The Board has adopted and approved by a majority of shareholders, the 2013 Plan for employees and consultants of the Company and its subsidiaries and members of the Board, or as applicable, members of the board of directors (collectively, “Directors”). The 2013 Plan is intended to replace the prior plan. The 2013Plan will become effective upon its approval by our stockholders. If the 2013 Plan becomes effective, then the prior plan will be terminated on the date the 2013 Plan becomes effective, provided, that any awards outstanding under the Prior Plan will remain outstanding pursuant to the terms of the Prior Plan.

The Board believes that the 2013 Plan will promote the success and enhance the value of the Company by continuing to link the personal interests of participants to those of the Company and its stockholders and by providing participants with an incentive for outstanding performance to generate superior returns to our stockholders. The Board further believes that the 2013 Plan will provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, consultants and Directors upon whose judgment, interest and special effort the successful operation of the Company is largely dependent.

The 2013 Plan provides for the grant of stock options (both incentive stock options and nonqualified stock options), restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units and performance-based awards to eligible participants. A summary of the principal provisions of the 2013 Plan is set forth below.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally limits the deductibility of compensation paid to certain executive officers of a publicly-held corporation to $1.0 million in any taxable year of the corporation. Certain types of compensation, including “qualified performance-based compensation,” are exempt from this deduction limitation. In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) of the Code generally requires that:

•

The compensation be paid solely upon account of the attainment of one or more pre-established objective performance goals;

•

The performance goals must be established by a compensation committee comprised of two or more “outside directors;”

•

The material terms of the performance goals must be disclosed to and approved by the stockholders; and

•

The compensation committee of “outside directors” must certify that the performance goals have indeed been met prior to payment.

Section 162(m) contains a special rule for stock options and stock appreciation rights (“SARs”) which provides that stock options and SARs will satisfy the qualified performance-based compensation exception if the awards are made by a qualifying compensation committee, the plan sets forth the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date. The 2013 Plan has been designed to permit a committee, which may be the Board or a committee appointed by the Board (“Committee”), to grant stock options which may qualify as qualified performance-based compensation under Section 162(m) of the Code.

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Administration

The 2013 Plan will be administered by the Committee, except that with respect to awards granted to independent directors, the Board will administer the 2013 Plan. Unless otherwise determined by the Board, the Committee will consist solely of two or more Board members who are “outside directors” for purposes of Section 162(m) of the Code, Non-Employee Directors (as defined in Rule 16b-3(b)(3) of the Exchange Act) and “independent directors” under the NASDAQ rules. The Board or the Committee may delegate to a committee of one or more Board members or one or more Company officers the authority to grant or amend awards under the 2013 Plan to participants other than (i) senior Company executives who are subject to Section 16 of the Exchange Act, (ii) employees who are “covered employees” within the meaning of Section 162(m) of Code, and (iii) Company officers or Directors to whom the authority to grant or amend awards under the 2013 Plan has been delegated.

The Committee will have the exclusive authority to administer the 2013 Plan, including the power to (i) designate participants under the 2013 Plan, (ii) determine the types of awards granted to participants under the 2013 Plan, the number of such awards, and the number of shares of our common stock subject to such awards, (iii) determine and interpret the terms and conditions of any awards under the 2013 Plan, including the vesting schedule, exercise price, whether to settle, or accept the payment of any exercise price, in cash, common stock, other awards or other property, and whether an award may be cancelled, forfeited or surrendered, (iv) prescribe the form of each award agreement, and (v) adopt rules for the administration, interpretation and application of the 2013 Plan. The Committee will not have the authority to accelerate the vesting or waive the forfeiture of any performance-based awards.

Eligibility

Persons eligible to participate in the 2013 Plan include all employees (which includes officers of the Company), Directors and consultants of the Company and its subsidiaries, as determined by the Committee.

Limitation on Awards and Shares Available

The aggregate number of shares of common stock that may be issued or transferred under the 2013 Plan is 3,000,000, provided, however, the maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights (combined) awarded to any one Participant pursuant to this Plan in any calendar year shall not exceed 600,000 shares. The maximum number of shares of Common Stock which may be subject to Awards of Restricted Stock made to any one Participant pursuant to this Plan in any calendar year shall be 300,000 shares. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Restricted Stock Units shall not exceed $100,000. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Phantom Stock under this Plan shall not exceed the Fair Market Value (determined as of the date of vesting) of 600,000 shares of Common Stock. The maximum amount of compensation that may be paid to any Participant in any calendar year pursuant to Other Stock or Performance-Based Awards under this Plan, (i) if the compensation under the Other Stock or Performance-Based Awards is denominated under the Award Agreement only in terms of shares of Common Stock or a multiple of the FMV Per Share of Common Stock, shall not exceed the Fair Market Value (determined as of the date of vesting) of 600,000 shares of Common Stock; or (ii) in all other cases, shall not exceed $100,000.

26

Awards

The 2013 Plan provides for grants of stock options (both incentive stock options and nonqualified stock options), phantom stock, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, Stock Appreciation Rights, deferred stock, restricted stock units and performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2013 Plan.

During the 2013 calendar year, the vesting conditions of awards to be granted to our officers and Directors shall be allocated equally between time-based conditions and performance-based conditions, with respect to which the performance-based conditions may be metrics of either revenue, EBITDA or return on equity and other measures as stated in the 2013 Plan, based on annual non-GAAP results, as determined in the discretion of the Committee.

Upon the approval by the Committee, any officer or Director award granted during the 2013 calendar will vest in four equal installments.

Stock Options.    Stock options, including incentive stock options (as defined under Section 422 of the Code) and nonqualified stock options may be granted pursuant to the 2013 Plan. The exercise price of incentive stock options and nonqualified stock options granted pursuant to the 2013 Plan will not be less than the fair market value of the common stock on the date of grant, unless incentive stock options are granted to any individual who owns, as of the date of grant, stock possessing more than 10% of the total combined voting power of all classes of our stock (the “Ten Percent Owner”), whereupon the exercise price of such incentive stock options will not be less than 110% of the fair market value of the common stock on the date of grant. Incentive stock options and nonqualified stock options may be exercised as determined by the Committee, but in no event after (i) the fifth anniversary of the date of grant with respect to incentive stock options granted to a Ten Percent Owner, or (ii) the tenth anniversary of the date of grant with respect to incentive stock options granted to other employees and nonqualified stock options. Nonqualified stock options may be exercised as determined by the Committee. Upon the exercise of a stock option, the exercise price must be paid in full in cash, by tendering previously-acquired shares of common stock with a fair market value at the time of exercise equal to the aggregate exercise price of the option or the exercised portion thereof or by tendering other property acceptable to the Committee.

Stock Appreciation Rights.     Stock Appreciation Right Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the Stock Appreciation Right, the number of shares of Common Stock to which the Stock Appreciation Right Award pertains, the time or times at which the Stock Appreciation Right shall vest (including based on achievement of performance goals and/or future service requirements) and such other terms and conditions as the Committee shall determine; provided, however, a Stock Appreciation Right shall not be granted in tandem or in combination with any other Award if that would (i) cause application of Section 409A of the Code to the Award or (ii) result in adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.

27

Performance-based awards.    The Committee may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be qualified performance-based compensation within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Committee for the period are satisfied. With regard to a particular performance period, the Committee will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed by the Company or any qualifying subsidiaries on the date the performance-based award is paid to be eligible for a performance-based award for any period. Stock options granted under the 2013 Plan will generally satisfy the exception for qualified performance-based compensation since they will be made by a qualifying compensation committee, the plan sets forth the maximum number of shares of common stock which may be subject to awards granted to any one participant during any calendar year, and the per share exercise price of options must be at least equal to the fair market value of a share of common stock on the date of grant.

Phantom Stock Award.  The Committee is authorized to grant Phantom Stock Awards, which are rights to receive cash or Common Stock (or a combination of both) equal to the Fair Market Value of a specified number of shares of Common Stock upon vesting.

Pre-established performance goals for awards intended to be qualified performance-based compensation within the meaning of Section 162(m) of the Code must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of common stock and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

Transferability of awards.    Awards cannot be assigned, transferred or otherwise disposed of by a participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee. The Committee may provide in any award agreement that an award may be transferred to certain persons or entities related to a participant in the 2013 Plan, including, but not limited to, members of the participant’s family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of the participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly permitted by the Committee. Such permitted assignees shall be bound by and subject to such terms and conditions as determined by the Committee.

28

Adjustments to Awards

If there is a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of common stock (or other securities of the Company) or the stock price of common stock (or other securities) and causes a change in the per share value of the common stock underlying outstanding awards, then the Committee shall make equitable adjustments to the number and type of securities subject to each outstanding award under the 2013 Plan, and the exercise price or grant price of such outstanding award (if applicable). The Committee can make other equitable adjustments it determines are appropriate to reflect such an event with respect to the aggregate number and kind of shares that may be issued under the 2013 Plan.

If there is any other combination or exchange of shares, Merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or other change affecting the shares of common stock or the stock price of the common stock (other than an event described in the preceding paragraph), the Committee may, in its discretion:

•

equitably adjust the aggregate number and type of shares of common stock subject to the 2013 Plan, the terms and conditions of any outstanding awards (including any performance targets or criteria with respect thereto), and the grant or exercise price per share of outstanding awards;

•

provide for the termination of any award in exchange for an amount of cash (if any) and/or other property equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights;

•

provide for the replacement of any award with other rights or property selected by the Committee in its sole discretion;

•

provide that any outstanding award cannot vest, be exercised or become payable after such event;

•

provide that any outstanding award cannot vest, be exercised or become payable after such event;

•

provide that awards may be exercisable, payable or fully vested as to shares of common stock covered thereby;

•

provide that any surviving corporation (or its parent or subsidiary) shall assume awards outstanding under the 2013 Plan or shall substitute similar awards for those outstanding under the 2013 Plan, with appropriate adjustment of the number and kind of shares and the prices of such awards; or

•

make adjustments (i) in the number and type of shares of common stock (or other securities or property) subject to outstanding awards or in the number and type of shares of restricted stock or deferred stock or (ii) to the terms and conditions of (including the grant or exercise price) and the criteria included in, outstanding rights, options and awards or future rights, options and awards.

Effect of a Change in Control

In the event of a change in control of the Company, an award shall become fully exercisable and all forfeiture restrictions on such award shall lapse, unless any surviving or acquiring entity assumes the participant’s outstanding award or substitutes an equivalent award.

29

Amendment and Termination

The Committee, subject to approval of the Board, may terminate, amend or modify the 2013 Plan at any time; provided, however, that stockholder approval will be obtained (i) for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, (ii) to increase the number of shares of common stock available under the 2013 Plan, (iii) to permit options to be granted with a per share exercise price lower than fair market value on the date of grant, and (iv) to permit the Committee to extend the exercise period for an option beyond ten years from the date of grant. In addition, no option may be amended to reduce the per share exercise price of the shares subject to the option below the per share exercise price as of the date of grant and, except as described in the “Adjustments to Awards” section above or upon a change in control of the Company, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

In no event may an award be granted pursuant to the 2013 Plan on or after the tenth anniversary of the date the 2013 Plan was adopted by our Board.

Federal Income Tax Consequences

The U.S. federal income tax consequences of the 2013 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2013 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or foreign tax consequences. Tax considerations may vary from locality to locality and depending on individual circumstances.

Section 409A of the Code.    Certain types of awards under the 2013 Plan, including deferred stock and restricted stock units, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2013 Plan and awards granted under the plan will be structured and interpreted to comply with, or be exempt from, Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A. To the extent determined necessary or appropriate by the Committee, the 2013 Plan and applicable award agreements may be amended without award holder consent to exempt the applicable awards from Section 409A of the Code or to comply with Section 409A.

Non-Qualified Stock Options.    For federal income tax purposes, if participants are granted non-qualified stock options under the 2013 Plan, participants generally will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of non-qualified stock options, participants will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the date of exercise. The basis that participants have in shares of common stock, for purposes of determining their gain or loss on subsequent disposition of such shares of common stock generally, will be the fair market value of the shares of common stock on the date the participants exercise their options. Any subsequent gain or loss will be generally taxable as capital gains or losses.

30

Incentive Stock Options.    There is no taxable income to participants when participants are granted an incentive stock option or when that option is exercised. However, the amount by which the fair market value of the shares of common stock at the time of exercise exceeds the option price will be an “item of adjustment” for participants for purposes of the alternative minimum tax. Gain realized by participants on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to the Company, unless participants dispose of the shares of common stock within (i) two years after the date of grant of the option or (ii) within one year of the date the shares of common stock were transferred to the participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares of common stock on the date of the option’s exercise (or the date of sale, if less) will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent that participants must recognize ordinary income. If such a sale or disposition takes place in the year in which participants exercise their options, the income such participants recognize upon sale or disposition of the shares of common stock will not be considered income for alternative minimum tax purposes.

Incentive stock options exercised more than three months after a participant terminates employment, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the participant will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

New Plan Benefits

	Dollar	Number
Name and Position	Value ($)	of Units

CEO: Max Khan	-0-	-0-
Executive Group	-0-	-0-
Non-Executive Director Group	-0-	-0-
Non-Executive Officer Employee Group	-0-	-0-

ADDITIONAL INFORMATION

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for information statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single information statement and annual report addressed to those shareholders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.  The Company and some brokers household proxy materials, delivering a single information statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or us that each of us will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate information statement and annual report, or if you are receiving multiple copies of the information statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares.  You can notify us by sending a written request to Receivable Acquisition & Management Corporation, 2 Executive Drive, Suite 630, Fort Lee, NJ 07024.

31

RECEIVABLE ACQUISITION & MANAGEMENT

CORPORATION

By Order of the Board of Directors

/s/ Max A. Khan

CEO

Fort Lee, New Jersey

May 4, 2013

32

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

RECEIVALBE ACQUISTION & MANAGEMENT CORPORATION

RECEIVABLE ACQUISTION & MANAGEMENT CORPORATION,  a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY

FIRST: By unanimous consent of the Board of Directors and consent of the majority of stockholders of the Corporation, resolutions were duly adopted amending Article First of the Certificate of Incorporation of the Corporation. The resolutions summarizing the proposed amendment are as follows:

RESOLVED, the Majority Shareholders and the Board of Directors believe it is in the best interest of the Corporation to amend the Corporation’s Certificate of Incorporation to reflect the outstanding shares of commons stock of the Company be reverse split at the rate of one share for each six shares outstanding effective the close of business on May 24, 2013 with fractional shares rounded up to the nearest whole share and with no reduction of capital by reason of this amendment.

SECOND: That upon the effectiveness of this Certificate of Amendment, Article First   of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety such that, as amended, said section shall read as follows:

The name of the Corporation is “Cornerstone Sustainable Energy, Inc.”

THIRD:  Reverse Stock Split.  Effective the close of business on May 24, 2013, the outstanding shares of the Company shall be reverse split at the rate of one share for each six shares outstanding with fractional shares rounded up to the nearest whole share, and there shall be no reduction of capital by reason of this amendment.

FOURTH:   That thereafter, pursuant to resolution of its Board of Directors and written consent of the majority, the amendment was properly approved in accordance with Delaware law.

FIFTH:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SIXTH:    This Amendment shall become effective on May 24, 2013.

[SIGNATURE PAGE FOLLOWS]

1

IN WITNESS WHEREOF, said Board of Directors has caused this certificate to be signed by Max Khan, its Chief Executive Officer on this 24th day of May, 2013

Receivable Acquisition & Management Corporation

By: _________________________________

Max Khan, CEO

2

EXHIBIT B

Merger Agreement

This Merger Agreement (“Agreement”) is made and entered into as of March 28, 2013 (the “Effective Date”), by and among: (i) Receivable Acquisition & Management Corporation, a Delaware corporation having a principal place of business at 2 Executive Drive, Suite 630, Fort Lee, New Jersey 07024 (“RAMCO”); (ii) Cornerstone Program Advisors LLC, a Delaware limited liability company having a principal place of business at 60 East 42nd Street, New York, New York 10165 (“Cornerstone”); (iii) Cornerstone Acquisition Corp., a Delaware corporation having a place of business at 2 Executive Drive, Suite 630, Fort Lee, NJ 07024 (“Cornerstone Merger Sub”); (iv) Sustainable Energy Industries, Inc., a New York corporation having a principal place of business at 575 Lexington Avenue, 4th FL, New York, New York 10022 (“SEI”); and (v) Sustainable Acquisition Corp., a New York corporation (“Sustainable Merger Sub”) having a principal place of business at 2 Executive Drive, Suite 630, Fort Lee, NJ 07024 (“Sustainable Merger Sub”).  Each signatory to this Agreement is hereinafter referred to as a “Party” and collectively as the “Parties.”

RECITALS

This Agreement sets forth the terms and conditions upon which:  (A) Cornerstone Merger Sub, a wholly-owned subsidiary of RAMCO, shall be merged with and into Cornerstone, with Cornerstone surviving as a wholly-owned subsidiary of RAMCO, and (B) Sustainable Merger Sub, a wholly-owned subsidiary of RAMCO, shall be merged with and into SEI, with SEI surviving as a wholly-owned subsidiary of RAMCO.  Following the Mergers (as defined herein) RAMCO shall change its name to Cornerstone Sustainable Energy Inc. or such other name as determined by Cornerstone and SEI (“CSE”).  As a result of the Mergers, the members of Cornerstone and shareholders of SEI  shall receive an aggregate of ninety percent (90%) of the equity securities of RAMCO on a fully diluted basis, subject to adjustment.

AGREEMENTS

In consideration of the mutual promises and covenants contained herein, Cornerstone, SEI, Cornerstone Merger Sub, Sustainable Merger Sub and RAMCO agree as follows:

1.

Certain Definitions.

In addition to the terms which may be defined elsewhere in this Agreement, as used in this Agreement, the following terms (whether used in singular or plural forms) shall have the following meanings:

“Affiliate” means, with respect to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person or an officer, director, holder of ten (10%) percent or more of the outstanding equity securities of such Person, or the parent, spouse or lineal descendant of any of the foregoing, with “control” meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract, or otherwise.

“Approval” means any license, permit, consent, approval, authorization, order, registration, filing, waiver, qualification or certification.

“Auditors” shall mean Friedman LLP, or another PCAOB registered accounting firm.

“BCL” means the New York Business Corporation Law.

“Business Day” means any day other than a Saturday, Sunday or day on which banks are permitted to close in the State of Delaware.

“Closing Date” means the date on which Closing occurs.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contract” means any written contract, mortgage, deed of trust, bond, indenture, lease, license, note, franchise, certificate, option, warrant, right, or other instrument, document or agreement, and any oral obligation, right, agreement or other arrangement.

“Consulting Agreements” means, the Consulting Agreements,  as of the Closing Date, between CSE and each of Peter Fazio and Thomas Telegades.

“Cornerstone Financial Statements” shall have the meaning set forth in Section 3.8.

“Cornerstone Member” means a member of Cornerstone as of the Effective Time.

“Cornerstone Membership Interests” means the membership interests of Cornerstone that are outstanding as of the Effective Time (as defined below.)

“DGCL” means the Delaware General Corporation Law.

“Environmental Law” means any federal, state, foreign or local law, statute, rule or regulation, administrative decision, order or any common law, relating to the protection of the environment, natural resources or human health or safety or related to any emission, spill, discharge, migration, release or threatened release of solid waste or Hazardous Substances into the environment (including ambient or indoor air, surface water, ground water, soil or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, with respect to any Person, any entity that is a member of a “controlled group of corporations” with, or is under “common control” with, or is a member of the same “affiliated service group” with, such Person as defined in Section 414(b), (c), (m) or (o) of the Code.

“GAAP” means United States generally accepted accounting principles.

“Governmental Authority” means the United States of America, any state, commonwealth, territory or possession thereof, any foreign state or government, and any political subdivision or quasi-governmental authority of any of the same, including, but not limited to, courts, arbitrators, tribunals, departments, commissions, boards, bureaus, agencies, counties, municipalities, provinces and other instrumentalities.

“Hazardous Substance” means any pollutants, contaminants, chemicals, toxic or hazardous materials, noxious substances or wastes of any type which are defined or listed as toxic or hazardous, or any other substances that are otherwise regulated pursuant to, any Environmental Law, including, but not limited to: (i) oil, petroleum or petroleum compounds (refined or crude); (ii) flammable, explosive or radioactive materials or substances or radon; (iii) asbestos in any form that is or could become friable; (iv) lead-containing paint, pipes or plumbing; and (v) polychlorinated biphenyls or any electrical equipment which contains any oil or dialectic fluid containing polychlorinated biphenyls.

“Income Tax Return” means any Tax Return that relates to Income Taxes.

“Income Taxes” means all Taxes based upon, measured by, or calculated with respect to (i) gross or net income or gross or net receipts or profits (including, but not limited to, any capital gains, alternative minimum taxes, net worth and any taxes on items of tax preference, but not including sales, use, goods and services, real or personal property transfer or other similar taxes), (ii) multiple bases (including, but not limited to, corporate franchise, doing business or occupation taxes) if one or more of the bases upon which such tax may be based upon, measured by, or calculated with respect to, is described in clause (i) above, or (iii) withholding taxes measured with reference to or as a substitute for any tax described in clauses (i) or (ii) above; and “Income Tax” means any one of them.

“Indebtedness” means liabilities (including liabilities for principal, accrued interest, penalties, fees and premiums) (i) for borrowed money, or with respect to deposits or advances of any kind (other than deposits, advances or excess payments accepted in connection with the sale of products or services in the ordinary course of business), (ii)  evidenced by bonds, debentures, notes or similar instruments, (iii) upon which interest charges are customarily paid (other than obligations accepted in connection with the purchase of products or services in the ordinary course of business), (iv) under conditional sale or other title retention agreements, (v)  issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers incurred in the ordinary course of business and paid when due), (vi)  of others secured by (or for which the holder of such liabilities has an existing right, contingent or otherwise, to be secured by) any Lien or security interest on property owned or acquired by the Person in question whether or not the obligations secured thereby have been assumed or (vii) under leases required to be accounted for as capital leases under GAAP.

“Intellectual Property” means all domestic and foreign patents, patent applications, (together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof), trademarks, service marks and other indicia of origin, trademark and service mark registrations and applications for registrations thereof, copyrights, copyright registrations and applications for registration thereof, rights or licenses to Internet domain names, applications and reservations therefor, and uniform resource locators and the Internet sites corresponding thereto, trade secrets, inventions (whether or not patentable), invention disclosures, moral and economic rights of authors and inventors (however denominated), technical data, customer lists, corporate and business names, trade names, trade dress, logos, brand names, know-how, mask works, formulae, methods (whether or not patentable), designs, processes, procedures, technology, source codes, object codes, computer software programs, software (other than “off-the-shelf,” “shrink wrap” or “click-through” software), databases, data collections and other proprietary information or material of any type, whether written or unwritten.

“IRS” means the United States Internal Revenue Service.

“Judgment” means any judgment, writ, order, injunction, voluntary settlement agreement, award or decree (including any consent decree) of any court, judge, justice, arbitrator or magistrate, including any bankruptcy court or judge, or any other Governmental Authority.

“Knowledge of Cornerstone” (or words of similar import) means the actual knowledge of Thomas Telegades.

“Knowledge of Sustainable” (or words of similar import) means the actual knowledge of Peter Fazio.

“Legal Requirements” means applicable provisions of all constitutions, treaties, statutes, laws, rules, regulations, ordinances, codes, administrative decisions or orders of any Governmental Authority, as well as the common law.

“Lien” means any lien, mortgage, indenture, pledge, security interest, encumbrance or other adverse interest of any kind or description.

“Litigation” means any claim, action, suit, proceeding, arbitration or governmental investigation (including a Tax audit) or procedure that could result in a Judgment.

“Losses” means any claims, losses, liabilities, damages, Liens, Taxes, penalties, costs and expenses, including, but not limited to, reasonable fees and disbursements of counsel.

“Material Adverse Effect,” used with respect to any Person, means a material adverse effect or change on the condition (financial or otherwise), operations or results thereof, or properties or assets (taken as a whole), of such Person and its subsidiaries as a whole, or any event that has occurred or circumstances that exist that result in such material adverse effect or change; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition, or change, directly or indirectly, arising out of or attributable to: (i) any changes, conditions or effects in the United States or foreign economies or securities or financial markets in general; (ii) changes, conditions or effects that generally affect the industries in which Cornerstone operates; (iii) any change, effect or circumstance resulting from an action required or permitted by this Agreement; (iv) conditions caused by acts of terrorism or war (whether or not declared); (v) a change in law; (vi) changes in GAAP; (vii) the announcement of the transactions contemplated in this Agreement; (viii) changes in political conditions; or (ix) acts of God.

 “Membership Interests” means each membership interest of Cornerstone outstanding prior to the Merger.

“Mergers” shall have the meaning set forth in Section 2.1(a).

“Merger Consideration” means the aggregate amount of shares issued pursuant to this Agreement for or in respect of the Membership Interests in Cornerstone and the Sustainable Shares in SEI.

“Merger Subs” means Cornerstone Acquisition Corp. and Sustainable Acquisition Corp.

 “Organizational Documents” means, with respect to any corporation, those instruments that at the time constitute its charter as filed or recorded under the Legal Requirements of the jurisdiction of its incorporation, including the articles or certificate of incorporation and its by-laws, in each case including all amendments thereto, as the same may have been restated; with respect to any limited liability company, those instruments that at the time constitute its certificate of organization as filed or recorded under the Legal Requirements of the jurisdiction of its organization and its limited liability company agreement or operating agreement, in each case, including all amendments thereto, as the same may be restated; and, with respect to any other entity, the equivalent organizational or governing documents of such entity.

“Permitted Liens” means (i) Liens for Taxes (A) not currently due and payable, or (B) being contested in good faith by appropriate proceedings for which adequate reserves have been provided in the Audited Financial Statements; (ii) Liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet delinquent; and (iii) all secured party lenders of Cornerstone who have perfected security interests though appropriate UCC filings as of the date of this Agreement.

“Person” means any natural person, Governmental Authority, corporation, general or limited partnership, limited liability company, joint venture, trust, association or unincorporated entity of any kind.

“Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date.

“Related Person” means, with respect to a specified entity (i) each other Person who owns of record or beneficially at least five percent of the outstanding capital stock or other equity securities of such entity, (ii) each individual who is an officer, director, manager, member, employee or owner of such entity, and (iii) any Affiliate or immediate family member of any Person described in clause (i) or (ii) of this definition.

“Sustainable Shareholder” means a holder of Common Stock of SEI as of the Effective Time.

“Sustainable Shares” means the shares of Common Stock of SEI that are outstanding as of the Effective Time.

“Tax Return” means any report, return, statement or other written information supplied, or required by Legal Requirements to be supplied, to any Governmental Authority in connection with any Taxes.

“Taxes” means (i) all levies and assessments of any kind or nature imposed by any Governmental Authority, including, but not limited to, all income, sales, use, ad valorem, value added, franchise, severance, net or gross proceeds, withholding, payroll, employment, excise or property taxes, together with any interest thereon and any penalties, additions to tax or additional amounts applicable thereto, and (ii) any liability for the payment of any amount of the type described in clause (i) above as a result of (A) being a “transferee” (within the meaning of Section 6901 of the Code) of another Person, (B) being a member of an affiliated, combined or consolidated group, or (C) a contractual arrangement or otherwise.

2.

Basic Transaction.

2.1.

The Mergers.

(a)

(i) Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, and in accordance with applicable Legal Requirements.  At the Effective Time, (i) Cornerstone Merger Sub shall be merged with and into Cornerstone, with Cornerstone surviving as a wholly-owned subsidiary of RAMCO, and the separate existence of Cornerstone Merger Sub shall cease (the “Cornerstone Merger”); and (ii) Sustainable Merger Sub shall be merged with and into SEI, with SEI surviving as a wholly-owned subsidiary of RAMCO, and the separate existence of Sustainable Merger Sub shall cease (the “Sustainable Merger” and together with the Cornerstone Merger, hereinafter the “Mergers”).

(ii) At Closing, Cornerstone, SEI and RAMCO shall duly prepare, execute, acknowledge and deliver to the Secretaries of State of the States of Delaware and New York certificates of merger in the forms attached as Exhibit 2.1(a) and 2.1(b) (“Certificate of Merger”).  The Mergers shall become effective upon the filing of the Certificates of Merger with the Secretaries of State of the States of Delaware and New York (the “Effective Time”).

(b)

(1) The Cornerstone Merger shall have the effect set forth in Section 264 of the DGCL.  The Certificate of Formation of Cornerstone in effect immediately prior to the Effective Time shall be the Certificate of Formation of Cornerstone until amended as provided therein or by applicable Legal Requirements.  The Operating Agreement of Cornerstone shall be amended and restated at and as of the Effective Time and shall be adopted as the Operating Agreement of Cornerstone.

(ii)

The Sustainable Merger shall have the affect set forth in Section 906 of the BCL.  The Certificate of Incorporation of SEI in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of SEI, until amended as provided therein or by applicable Legal Requirements.  The By-Laws of SEI in effect immediately prior to the Effective Time shall be adopted as the By-Laws of SEI.

(c)

The parties intend for the Mergers as contemplated hereunder to qualify as a tax-free exchange pursuant to Section 368(a)(1) of the Code. The parties agree to file any and all tax returns consistent with the treatment of the Mergers as a tax-free transaction under Section 368(a) of the Code.

2.2.

Conversion of Cornerstone Membership Interests and Sustainable Shares.

(a)

At and as of the Effective Time, by virtue of the Mergers and without any action on the part of Cornerstone or RAMCO, all of the Cornerstone Membership Interests shall be converted into the right to receive the pro rata shares of the Merger Consideration in accordance with Section 2.3.

(b)

At and as of the Effective Time, all of the Sustainable Shares shall be converted into the right to receive the pro rata share of the Merger Consideration in accordance with Section 2.3.

(c)

No Cornerstone Membership Interest and no Sustainable Shares shall be deemed to be outstanding or to have any rights other than those set forth in this Section 2.2 after the Effective Time.

2.3.

Merger Consideration.  Upon the terms and subject to the conditions set forth in this Agreement, RAMCO shall issue irrevocable instructions to its transfer agent to pay the Merger Consideration to the Cornerstone Members and Sustainable Shareholders as follows:

(a)

RAMCO shall pay to the Cornerstone Members and Sustainable Shareholders, as they designate, aggregate Merger Consideration of ninety percent (90%) of RAMCO’s outstanding common stock on a fully diluted basis as of the Closing Date.  All Cornerstone Membership Interests and Sustainable Shares shall automatically be cancelled, retired and cease to exist and any certificates or other indicia of ownership previously representing the Cornerstone Membership Interests and Sustainable Shares shall represent only the right to receive the aggregate Merger Consideration.

(b)

RAMCO shall pay from its own funds all of its transaction costs required by this transaction, consisting primarily of legal and accounting expenses, including, but not limited to, the preparation and filing of RAMCO’s Form 10-Q for March 31, 2013, however, not the audit expense of this transaction.  RAMCO shall pay all outstanding payables as of the date of this Agreement prior to the Closing.  As of the Closing Date, RAMCO shall have on deposit $50,000 for the benefit of Cornerstone and SEI and shall have no liabilities.

(c)

Prior to the Sustainable Merger, Sustainable Energy LLC shall have transferred to SEI all right, title and interest in the Engine Technology License Agreement dated November 15, 2012 with Deluge, Inc., the OEM Supply and Marketing and Sales Agreement dated as of December 1, 2010 with Deluge, Inc., and all associated intellectual property and non-disclosure agreements.  All filings with the Securities and Exchange Commission (“SEC”) of the foregoing agreements shall seek confidential treatment, if permitted, by the SEC.

2.4.

Exchange of Shares.

(i)

 Cancellation of Cornerstone Membership Interests.  At the Closing, each Cornerstone Member shall execute and deliver to RAMCO an irrevocable power of such Membership Interests and RAMCO shall deliver to the Cornerstone Members their respective portion of the Merger Consideration, as set forth in this Agreement. The Merger

Consideration to be issued to the Cornerstone Members in accordance with the terms hereof shall be issued in full satisfaction of all rights pertaining to the Cornerstone Membership Interests.

(ii)

Cancellation of Sustainable Shares.  At the Closing, each Sustainable Shareholder shall execute and deliver to RAMCO an irrevocable power of such Sustainable Shares and RAMCO shall deliver to the Sustainable Shareholders their respective portion of the Merger Consideration as set forth into his Agreement.  The Merger Consideration to be issued to Sustainable Shareholders in accordance with the term hereof shall be issued in full satisfaction of all rights pertaining to Sustainable Shares.

2.5.

Spinoff of RAMCO Business.  Upon the Effective Time, the existing assets of RAMCO, other than any Excluded Assets set forth on Schedule 2.5 attached hereto, and all liabilities shall be transferred to Max Khan or his designees for good and valuable consideration.

2.6.

Consulting Agreements.  Pursuant to the Consulting Agreements, Peter Fazio shall become Chief Operating Officer of RAMCO and Thomas Telegades shall become Chief Executive Officer of RAMCO as of the Effective Time.

3.

Representations and Warranties of Cornerstone Members.  Cornerstone Members represent and warrant to RAMCO as follows:

3.1.

Organization and Qualification of Cornerstone.  Cornerstone is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite power and authority to own and lease the properties and assets it currently owns and leases and to conduct its activities as currently conducted and as presently contemplated to be conducted.  Cornerstone is duly qualified to do business as a foreign corporation and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in all jurisdictions in which the ownership or leasing of the properties and assets owned or leased by it or the nature of its activities makes such qualification necessary, and where the failure to be so qualified could have a Material Adverse Effect on Cornerstone.  Schedule 3.1 is a true and complete list of (i) the jurisdictions of organization of Cornerstone and each jurisdiction in which Cornerstone is qualified to do business, (ii) every state or foreign jurisdiction in which Cornerstone has employees or facilities and (iii) the directors and officers of Cornerstone.

3.2.

Authority.  Cornerstone has all necessary power and authority to execute and deliver this Agreement and each other instrument or document required to be executed and delivered by it pursuant to this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery by Cornerstone of this Agreement, the performance of its obligations hereunder and the consummation by Cornerstone of the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of Cornerstone, as applicable, and no other proceedings on the part of Cornerstone is necessary to authorize this Agreement or to consummate the transactions so contemplated herein.  This Agreement has been duly and validly executed and delivered by Cornerstone and constitutes a legal, valid and binding obligation of  Cornerstone  enforceable against Cornerstone in accordance with its terms, except to the extent that the enforceability thereof may be limited by general equitable principles or the operation of bankruptcy, insolvency, reorganization, moratorium or similar laws.

3.3.

Capitalization of Cornerstone; Organizational Documents; Books and Records.

(a)

The Cornerstone Membership Interests have been duly authorized and are validly issued and outstanding. There are no declared or accrued and unpaid distributions with respect to any Cornerstone Membership Interests. All Cornerstone Membership Interests were issued in compliance with applicable federal and state securities laws.  Cornerstone has never adopted, sponsored or maintained any option plan or any other plan or agreement providing for equity compensation to any Person.  Except as set forth on Schedule 3.3(a) attached hereto, there are no equity interests of Cornerstone issued, reserved for issuance or outstanding and no other Person owns or has the right to purchase or receive any Membership Interests or other equity interest in Cornerstone. There are no authorized or outstanding subscriptions, options, convertible securities, bonds, debentures, notes, exchangeable securities, warrants, puts, calls, equity interests or other rights of any kind issued or granted by, or binding upon, Cornerstone to sell or otherwise issue or to purchase or otherwise acquire any security of or ownership interest in Cornerstone. There are not, as of the date hereof, and there will not be at the Effective Time, any membership agreements, operating agreements, voting trusts or other agreements or understandings to which Cornerstone is a party.  Except as set forth on Schedule 3.3(a), there are no outstanding contractual obligations of Cornerstone to repurchase, redeem or otherwise acquire any Cornerstone Membership Interests, options, warrants or other equity interests of Cornerstone.

(b)

Cornerstone has delivered to RAMCO true and complete copies of the Organizational Documents of Cornerstone.  Such Organizational Documents are in full force and effect.  The books of Cornerstone contain accurate and complete records of all meetings held by, and actions taken by, the members or managers of Cornerstone, and no meeting of any members or managers have been held where material matters were approved, voted upon or acted upon for which minutes have not been prepared and are not contained in such minute books.

3.4.

Cornerstone Subsidiaries.  Except as set forth on Schedule 3.4 attached hereto, Cornerstone does not own, directly or indirectly, any equity interests in any corporation, partnership, joint venture, limited liability company, trust or other legal entity.  Cornerstone does not own (and has never in the past owned) any equity, partnership, stock, membership, or similar interest in, or any interest convertible into or exchangeable or exercisable for, directly or indirectly, any equity, partnership, stock, membership or similar interest in, any Person, and is not under any obligation to form or participate in, provide funds to, or make any loan, capital contribution or other investment in, any Person.

3.5.

No Conflicts; Required Consents.  Except as described on Schedule 3.5, the execution and delivery by Cornerstone of this Agreement, and the consummation of the transactions contemplated hereby and thereby will not:  (i) conflict with or violate any provision of the Organizational Documents of Cornerstone; (ii) to the Knowledge of Cornerstone, violate any provision of any Legal Requirements; (iii) conflict with, violate, result in a breach of, constitute a default under (determined without regard to requirements of notice or lapse of time, or both) or accelerate or permit the acceleration of the performance required by, any Contract to which Cornerstone is a party; (iv) require any consent, approval or authorization of, or filing of any certificate, notice, application, report or other document with, any Governmental Authority or other Person; or (v) result in the creation or imposition of any Lien on any assets or properties of Cornerstone.

3.6.

Litigation.  There is no Litigation pending or, to the Knowledge of Cornerstone, threatened against Cornerstone or any of its officers, directors or shareholders and Cornerstone has not received written notice of any claim, complaint, incident, report, threat or notice of any such Litigation and, to the Knowledge of Cornerstone, there is no basis therefor.  There is no Litigation pending or threatened against any other Person by Cornerstone.  There are no outstanding Judgments against or involving or affecting Cornerstone or any of its assets or properties, and Cornerstone is not in default with respect to any such Judgment of which it has Knowledge or served upon it.

3.7.

Compliance with Applicable Legal Requirements.

(a)

Cornerstone has complied and is in compliance with all Legal Requirements applicable to it and to its assets, properties, operations and business.  To the Knowledge of Cornerstone, Cornerstone has not received any notice from any Governmental Authority to the effect, or otherwise been advised, that it is not in compliance with any such Legal Requirements, and Cornerstone has no Knowledge that any existing circumstances are likely to result in a Litigation for a violation of any such Legal Requirement.  To the Knowledge of Cornerstone, no investigation or review by any Governmental Authority with respect to Cornerstone, Cornerstone’s agents, or other representatives is pending or, to the Knowledge of Cornerstone, threatened, nor has any Governmental Authority given Cornerstone written notice of its intention to conduct the same.

(b)

There is no Contract or Judgment binding upon Cornerstone which has had or could reasonably be expected to have the effect of prohibiting or impairing any business practice of Cornerstone, any acquisition of property (tangible or intangible) by Cornerstone, the conduct of business by Cornerstone, or otherwise limiting the freedom of Cornerstone to engage in any line of business or to compete with any Person.  Without limiting the generality of the foregoing, Cornerstone has not entered into any Contract under which it is restricted from selling, licensing, manufacturing or otherwise distributing any products or from providing services to customers or potential customers or any class of customers, in any geographic area, during any period of time, or in any segment of the market.

(c)

Without limiting any provision of this Agreement: (i) neither Cornerstone nor, to the Knowledge of Cornerstone, any officer, manager, agent, employee or other Person associated with or acting on behalf of Cornerstone has, directly or indirectly (a) paid or delivered or agreed to pay or deliver any fee, commission or other sum of money or item of property, however characterized, to any Person, government official or other party that is illegal or improper under any applicable Legal Requirement, (b) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (c) made any unlawful payment or offered anything of value to any foreign or domestic government official or employee or to any foreign or domestic political parties or campaigns, (d) violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977 (15 United States Code Section 78dd-1, et seq.), as amended, or any applicable Legal Requirement of similar effect, (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or transfer of value to any other Person or (f) established or maintained any fund that has not been recorded in the books and records of Cornerstone, or (ii) Cornerstone has complied and is in compliance with applicable provisions of the United States export and sanctions laws, and regulations implemented thereunder, including the Arms Export Control Act (22 United States Code Section 2751 et seq.), as amended, the Export Administration Act (50 United States Code Section 2401 et seq.), as amended, the International Emergency Economic Powers Act (50 United States Code Section 17091 et seq.), as amended, and the various sanctions regulations administered by the Office of Foreign Assets Control of the Department of the Treasury of the United States, as amended.  Without limiting the foregoing, Cornerstone has not made any investments or performed any Contracts in, or involving a Person from, Cuba, Iran, Sudan, Syria or Burma (Myanmar).

(d)

Cornerstone is not in violation of any applicable Legal Requirements relating to terrorism or money laundering, including Executive Order No. 13224, the USA PATRIOT Act, applicable Legal Requirements comprising or implementing the Bank Secrecy Act and applicable Legal Requirements administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing Legal Requirements may from time to time be amended, renewed, extended, or replaced) (collectively, “Anti-Terrorism Law”) and has not engaged in or conspired to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

(e)

To the Knowledge of Cornerstone, neither Cornerstone nor any agents acting or benefiting in any capacity in connection with this Agreement or the transactions contemplated hereby is any of the following (each a “Blocked Person”): (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224; (ii) a Person owned or controlled by, or acting for or on behalf  of,  any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224: (iii) a Person with which RAMCO is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order No. 13224; (v) a Person that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or (vi) a Person who is affiliated or associated with a Person listed above.

(f)

To the Knowledge of Cornerstone, neither Cornerstone nor any of its agents acting in any capacity in connection with this Agreement or the transactions contemplated hereby (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

3.8.

Financial Statements.

(a)

As soon as reasonably available, but no later than ten (10) days prior to the Closing Date, Cornerstone shall provide copies of Cornerstone’s consolidated balance sheets, statements of income and statements of cash flows as of and for the years ended December 31, 2012 and 2011 (the “Cornerstone Financial Statements”).

(b)

The Cornerstone Financial Statements will be prepared in accordance with GAAP, applied on a consistent basis throughout the period involved and present fairly in all material respects the financial condition of Cornerstone as of the dates of such statements and the results of operation for the periods then ended. Cornerstone had no liabilities, commitments or obligations of any nature, whether absolute, accrued, contingent or otherwise not shown and adequately provided for in the Cornerstone Financial Statements or in the Schedules to this Agreement.

(c)

As of the Closing, Cornerstone will represent that (i) since December 31, 2012 (the “Cornerstone Financial Statements Date”), there has been no change by Cornerstone in the accounting principles, policies and methods of Cornerstone except as required by changes in GAAP.

(d)

As soon as reasonably available, but no later than 65 days following the Closing Date, Cornerstone shall provide to RAMCO the Cornerstone Financial Statements which have been audited by the Auditors at Cornerstone’s expense.

3.9.

Liabilities.  Except as set forth on Schedule 3.9, to the Knowledge of Cornerstone, Cornerstone does not have any liabilities of any kind or nature whatsoever (accrued, absolute, contingent or otherwise), except (a) those which are adequately reflected or reserved against in the Cornerstone Financial Statements; (b) those that were incurred in the ordinary course of business consistent with past practice since the Cornerstone Financial Statements Date; (c) obligations not in default under Contracts entered into by Cornerstone; (d) liabilities under the executory portion of any licenses, permits, consents, approvals, certificates or governmental approvals to which Cornerstone is bound; and (e) the Cornerstone Financial Statements.

3.10.

Tax Returns and Payments.

(a)

Except as described on Schedule 3.10, Cornerstone:

(i)

has timely paid or caused to be paid all Taxes required to be paid by it through the date hereof and as of the Closing (whether or not shown as due on any Tax Return); and

(ii)

has filed or caused to be filed in a timely manner (within any applicable extension periods) all Tax Returns required to be filed by it with the appropriate Governmental Authority in all jurisdictions in which such Tax Returns are required to be filed, and all Tax Returns filed on its behalf were complete and correct in all material respects.

(b)

Cornerstone has previously delivered true, correct and complete copies of all Income Tax Returns filed by or on behalf of Cornerstone through the date hereof for the periods ending December 31, 2010, December 31, 2011 and for all subsequent periods, including December 31, 2012.

(c)

Except as described on Schedule 3.10, to the Knowledge of Cornerstone:

(i)

Cornerstone has not been notified by the IRS or any other Governmental Authority that any issues have been raised (and no such issues are currently pending) by the IRS or any other taxing authority in connection with any Tax Return filed by it or on its behalf; there are no pending Tax audits and no waivers of statutes of limitations have been given or requested with respect to Cornerstone; no Tax Liens have been filed against Cornerstone; and no unresolved deficiencies or additions to Taxes have been proposed, asserted, or assessed against Cornerstone; and

(ii)

no claim has been made within the last five years by any Governmental Authority in a jurisdiction in which Cornerstone does not file Tax Returns that Cornerstone is or may be subject to taxation by that jurisdiction.

(d)

Cornerstone is a limited liability company for U.S. federal Income Tax purposes.

(e)

Cornerstone has not changed its accounting method as described in Section 481 of the Code, has a request pending with, or been required by the IRS, to change its accounting methods.

(f)

Cornerstone has timely withheld all amounts required by Legal Requirements or agreement to be withheld from the wages, salaries or other payments to employees of or consultants or contractors to Cornerstone has filed returns and deposits with the relevant Governmental Authority where applicable, and is not liable for any arrears of wages, compensation, Taxes, penalties or other sums for failure to comply with any of the foregoing.

(g)

Cornerstone is not a party to any Tax sharing agreement or similar arrangement (including an indemnification agreement or arrangement).  Cornerstone has never been a member of a group filing a consolidated federal income Tax Return or a combined, consolidated, unitary or other affiliated group Tax Return for state, local or foreign Tax purposes and Cornerstone has no liability for the Taxes of any person under Treasury Regulation Section 1.1502-6 (or any corresponding provision of state, local or foreign Tax law), or as a transferee or successor, or by contract, or otherwise.

(h)

Cornerstone will not be required to include any amount in income for taxable periods (or portions thereof) after the Closing Date as a result of (i) entering into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of applicable state, local or foreign Law) on or prior to the Closing Date, (ii) any intercompany transaction or excess loss account described in the Treasury Regulations promulgated pursuant to Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign law),  (iii) any installment sale or open transaction disposition made on or prior to the Closing Date, and (iv) any prepaid amount received on or prior to the Closing Date.

3.11.

Absence of Certain Changes or Events.  Cornerstone has conducted its business only in the ordinary and usual course and in a manner consistent with past practice and there has not been any change, event, loss, development, damage or circumstance affecting Cornerstone which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

3.12.

Material Cornerstone Contracts.  Schedule 3.12  lists all of the  Material Contracts of the following nature to which Cornerstone is a party or any of its properties or assets are bound (the “Material Cornerstone Contracts”): (i) Contracts evidencing indebtedness for borrowed money, or guarantees of the obligation of any other Person in respect of borrowed money or of any other obligation of any current or former Affiliate of Cornerstone; (ii) leases or subleases or other agreements with respect to occupancy of real property; (iii) leases of machinery, equipment or other tangible personal property; (iv) Contracts limiting the freedom of Cornerstone to engage or compete in any activity, or to use or disclose any information in its possession; (v) any Contract with any employee, consultant or independent contractor or any Contract relating to bonus, compensation, pension, insurance, retirement, deferred compensation or other similar Contract, plan, trust, fund or other Contract for the benefit of employees; (vi) any license of, or other Contract with respect to, Intellectual Property (excluding off-the-shelf software programs licensed by Cornerstone pursuant to “shrink-wrap” licenses); (vii) any Contract with any Affiliate of Cornerstone; (viii) any Contract with any distributor, dealer, manufacturer’s representative or sales representative; (ix) any Contract pursuant to which Cornerstone purchases materials, supplies, equipment, products or services (excluding stand-alone purchase orders issued in the ordinary course of business); (x) any Contract pursuant to which Cornerstone sells any product or service to a third party (excluding stand-alone purchase orders issued in the ordinary course of business); (xi) any Contract pursuant to which Cornerstone may be obligated to (A) sell, transfer, pledge, dispose of or encumber any assets or properties, other than dispositions of inventory and supplies in the ordinary course of business, (B) issue, sell, transfer, pledge, dispose of or encumber any shares of capital stock or other ownership interest of any class, or any options, warrants, convertible or exchangeable securities or other rights of any kind to acquire any shares of capital stock or any other ownership interest, or (C) acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any interest in any Person or any division thereof, or (xii) any other Contract that individually contemplates payments by or to Cornerstone exceeding $10,000 in any twelve-month period and is not subject to cancellation by Cornerstone on less than thirty (30) days’ notice without penalty.  Cornerstone has delivered to RAMCO true and complete copies of all Material Cornerstone Contracts, including all amendments thereto.  Cornerstone is not in breach or default under the terms of any Material Cornerstone Contract and, to the Knowledge of Cornerstone, there exists no event, condition or occurrence which (with or without due notice or lapse of time, or both) would constitute such a breach or default by Cornerstone, nor has Cornerstone received any written notice of any breach or default or alleged breach of default under any Material Cornerstone Contract.  To the Knowledge of Cornerstone, no other party to any Material Cornerstone Contract is in breach or default under the terms thereof, and, to the Knowledge of Cornerstone, there exists no event, condition or occurrence which (with or without due notice or lapse of time, or both) would constitute such a breach or default by any such party, nor has Cornerstone received any written notice of any breach or default by any such party.  The Material Cornerstone Contracts are in full force and effect and are valid and binding obligations of Cornerstone and, to the Knowledge of Cornerstone, the other parties thereto.  Cornerstone has not received any written notice from any other party to a Material Cornerstone Contract of the termination or threatened termination thereof, or of any claim, dispute or controversy with respect thereto, nor, to the Knowledge of Cornerstone, is there any basis therefor.  Except as provided on Schedule 3.5, no consent of, or notice to, any third party is required under any Material Cornerstone Contract as a result of or in connection with, and neither the enforceability nor any of the terms or provisions of any Material Cornerstone Contract will be affected in any manner by, the execution, delivery and performance of this Agreement, or the transactions contemplated hereby.

3.13.

Title to and Status of Assets and Properties.  Schedule 3.13 lists all real property owned by Cornerstone and all real property leases and subleases under which Cornerstone is the lessee.  Except as set forth on Schedule 3.13, Cornerstone is the sole and exclusive legal and equitable owner of all right, title and interest in, and has good, valid and marketable title to, all assets, properties and rights purported to be owned by Cornerstone, and the legal and valid right to use all other assets, properties and rights used or held for use by Cornerstone (collectively, the “Cornerstone Assets”).  For the avoidance of doubt, all of Cornerstone’s customer Contracts, whether signed, in the process of being signed and/or currently under negotiations, shall be deemed to be Cornerstone Assets.  Each lease and sublease of real property (each, a “Lease”) is valid and in full force and effect and neither Cornerstone, nor, to Cornerstone’s Knowledge, any other party to a Lease, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default of the provisions of such Lease, and Cornerstone has not received written notice that it has breached, violated or defaulted under any Lease.  Cornerstone has provided RAMCO with true, correct and complete copies of all Leases, including all amendments thereto.  Other than the fee and leased parcels of real property set forth in Schedule 3.13, Cornerstone has not entered into any letter of intent, purchase contract, option or other agreement by which Cornerstone has agreed to acquire any fee or leased parcel of real property.  There are no mortgages or monetary liens or judgments encumbering the owned real property or the leasehold interests of Cornerstone in any leased or subleased parcels of real property.  All tangible assets included in the Cornerstone Assets have been maintained in accordance with normal industry practice and are in good operating condition and repair, subject to ordinary wear and tear, and there has not been any interruption of the operations of Cornerstone’s business due to the condition of any such assets or properties.  Cornerstone Assets comprise all assets, properties, rights and Contracts used in connection with the operation of Cornerstone’s business, which are all of the assets, properties, rights and Contracts necessary for the operation of Cornerstone’s business by CSE following the Closing in substantially the same manner as it is currently operated.  No other Person owns or has the right to use any of the assets or property used in connection with the operation of Cornerstone’s business.  Cornerstone is not aware of any fact or condition relating to Cornerstone or any assets or properties thereof that will require a significant expenditure to address within the next twelve months.

3.14.

Employee Relations.

(a)

Cornerstone is not a party to, or bound by any, collective bargaining agreements and no union or other labor organization is certified to represent the employees of Cornerstone.  There are no existing or, to the Knowledge of Cornerstone, threatened, labor disputes, representation questions or union organizing activities with respect to the employees of Cornerstone.

(b)

The Cornerstone has complied with all Legal Requirements relating to employment and employment practices, including, without limitation, payment of income and payroll Taxes, payment of wages, worker classification, overtime and minimum wage requirements, occupational safety and health, unlawful discrimination and any payments, contributions or premiums payable to any Governmental Authority with respect to social insurance, unemployment compensation, workers’ compensation or other statutorily required benefits or obligations for the employees of Cornerstone.

(c)

There are no labor and/or employment disputes, lawsuits, employee grievances or disciplinary actions or investigations pending or, to Cornerstone’s Knowledge, threatened, against or involving Cornerstone by any current or former employees of Cornerstone.

(d)

Within the past three years, Cornerstone has not conducted a “plant closing” or a “mass layoff”, as each of those terms is defined in the Workers’ Adjustment and Retraining Notification Act (“WARN”) (or similar, applicable state law), without complying with the notice requirements of WARN or similar, applicable state law.

3.15.

Employment Contracts and Terms.  Except as described on Schedule 3.15, Cornerstone is not a party to or bound by any employment Contracts.  Schedule 3.15 includes the names, positions, hire dates, work location, accrued leave and compensation amounts (including base compensation amounts and all salary, bonus and incentive awards) of all employees of Cornerstone employed as of the date of this Agreement. Except as described on Schedule 3.15, all employees of Cornerstone as of the date hereof are employed “at will” and, to the Knowledge of Cornerstone, are eligible to work lawfully in the United States.

3.16.

Insurance.  Schedule 3.16 includes a list of each insurance policy covering Cornerstone Assets, Cornerstone’s activities as currently conducted, or Cornerstone’s employees, including the type, carrier, policy number and expiration date (the “Cornerstone Insurance Policies”).  All premiums due and payable with respect to Cornerstone Insurance Policies through the date hereof have been paid, and Cornerstone has not received any written or oral notice from any such underwriter of non-coverage of any particular claim or of cancellation, non-renewal, material premium increase or other material change in prospective coverage with respect to any Cornerstone Insurance Policy.  No claim is currently pending under any Cornerstone Insurance Policy.  Such policies are sufficient for compliance with all Legal Requirements and Contracts to which Cornerstone is a party or by which it is bound.  Cornerstone is not in breach or default and, to the Knowledge of Cornerstone, no event has occurred which, with notice or lapse of time, would constitute a breach or default under any Cornerstone Insurance Policy, or permit termination or modification under any Cornerstone Insurance Policy.

3.17.

Environmental.  Except as described on Schedule 3.17,

(a)

no written notice, notification, demand, claim, letter, request for information, citation, summons, complaint or order has been received by, and no notice, demand, claim, letter, request for information, investigation or legal proceeding is pending or, to the Knowledge of Cornerstone, threatened against Cornerstone with respect to any matters relating to or arising out of any Environmental Law;

(b)

Cornerstone is and has at all times been in compliance, in all material respects, with all Environmental Laws and with any necessary Environmental Permits (as hereinafter defined); Cornerstone possesses all necessary permits, authorizations, approvals, licenses, consents, exemptions and other governmental authorizations required for their current operations under applicable Environmental Laws (“Environmental Permits”); all such Environmental Permits are in full force and effect; Cornerstone is not in violation of any Environmental Permit or of any obligations, orders, schedules and timetables issued pursuant thereto; and there are no proceedings pending or, to the Knowledge of Cornerstone, threatened which would jeopardize the validity of any Environmental Permit;

(c)

to the Knowledge of Cornerstone, there are no facts, circumstances or conditions that could reasonably be expected to be the basis of or to result in Cornerstone incurring liability for the release of Hazardous Substances or incurring any liability, obligations, requirements for remedial or corrective action or costs under Environmental Laws, or could reasonably be expected to prevent or restrict Cornerstone’s compliance with Environmental Laws or to restrict its use or transfer of any property pursuant to Environmental Laws;

(d)

to the Knowledge of Cornerstone, none of the properties currently or formerly owned, leased or operated by Cornerstone has been listed in, nor has Cornerstone disposed or transported any Hazardous Substances to any site that has been listed in, the National Priorities List or any other list of sites requiring clean-up or investigation under Environmental Law maintained by any Governmental Authority; and

(e)

Cornerstone has made available to RAMCO complete, true and correct copies of all material environmental records, reports, assessments, studies, sampling results, investigations, audits, notifications, Environmental Permits and pending permit applications.  A list of such materials is provided in Schedule 3.17.

3.18.

Cornerstone Benefit Arrangements.

(a)

Schedule 3.18 includes a true and complete description of all arrangements under or with respect to which Cornerstone or any of its ERISA Affiliates provides employee or executive compensation (other than salary or wage), bonus or benefits to any current, former or retired employee, any employee on an approved leave of absence, or any dependent of such Person, whether or not such Cornerstone Benefit Arrangement is covered by ERISA (each, a “Cornerstone Benefit Arrangement”).  Cornerstone has provided to RAMCO true and complete copies of each Cornerstone

Benefit Arrangement or, in the case of each Cornerstone Benefit Arrangement not existing in written form, a complete and accurate description of its material terms.

(b)

Cornerstone does not contribute or have any obligation to contribute, nor has it contributed or had any obligation to contribute, to any multi-employer plan, multiple-employer plan, multiple employer welfare arrangement, a self-funded employee welfare plan, or defined benefit plan subject to Title IV of ERISA (as each term is defined in ERISA) in which any former, retired or current employees have or have had any right to participate.  Cornerstone has no obligation to provide any former or retired employees with health insurance, life insurance or other welfare benefits, other than as required by the health care continuation and notice provisions of ERISA Section 601, et seq. and Code Section 4980B and applicable state law.

(c)

Except as disclosed on Schedule 3.18 or with respect to benefits already accrued, Cornerstone has the unilateral right to amend or terminate all Cornerstone Benefit Arrangements.

(d)

Except as set forth in Schedule 3.18, no individual will, as a direct or indirect result of the transactions contemplated hereby:  (i) incur any liability to pay the excise tax due under Code Section 409A; or (ii) receive any gross up payment in connection with the imposition of an excise tax under Code Section 409A.

(e)

With respect to each Cornerstone Benefit Arrangement, to the Knowledge of Cornerstone, Cornerstone is in material compliance with:  (i) the health care continuation and notice provisions of ERISA Section 601, et seq. and Code Section 4980B and applicable state law; and (ii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”).

3.19.

Intellectual Property.

(a)

Schedule 3.19 contains a complete list of all Intellectual Property currently owned, used or held for use by Cornerstone (the “Cornerstone Intellectual Property”).  Cornerstone Intellectual Property that is owned by Cornerstone is hereinafter referred to as the “Owned Intellectual Property”, and Cornerstone Intellectual Property that is licensed to Cornerstone by a third party is hereinafter referred to as the “Licensed Intellectual Property”.  The Owned Intellectual Property has been duly registered in, filed in or issued by the United States Patent and Trademark Office, United States Copyright Office, a duly accredited and appropriate domain name registrar, the appropriate offices in the various states of the United States and the appropriate offices of other jurisdictions (foreign and domestic), as and only to the extent specifically set forth on Schedule 3.19.

(b)

Except as described on Schedule 3.19, Cornerstone owns the Owned Intellectual Property free and clear of any Liens, without obligation to pay any royalty or any other fees with respect thereto.  With respect to the Licensed Intellectual Property, Schedule 3.19  indicates the name of the licensor and identifies the specific agreement pursuant to which such Licensed Intellectual Property is licensed to Cornerstone. To the Knowledge of Cornerstone, none of the registered Cornerstone Intellectual Property has been canceled, abandoned or otherwise terminated, and all renewal and maintenance fees in respect thereof have been duly paid.  To the Knowledge of Cornerstone, Cornerstone has the exclusive right to file, prosecute and maintain all applications and registrations with respect to the Owned Intellectual Property.

(c)

Except as described on Schedule 3.19, Cornerstone has not received any written notice or claim from any third party challenging the right of Cornerstone to use any of Cornerstone Intellectual Property.

(d)

Except as described on Schedule 3.19, there are no pending or, to the Knowledge of Cornerstone, threatened claims or notices by any third party of a violation, infringement, misuse or misappropriation by Cornerstone of any Intellectual Property owned by any third party, or of the invalidity of any patent or registration of a copyright, trademark, service mark, domain name, or trade name included in Cornerstone Intellectual Property, nor to the Knowledge of Cornerstone, is there a basis for any such claims.  To the Knowledge of Cornerstone, Cornerstone is not infringing, misappropriating or violating any Intellectual Property of any third party.

(e)

Except as described on Schedule 3.19, there are no interferences or other contested proceedings, either pending or, to the Knowledge of Cornerstone, threatened, in the United States Copyright Office, the United States Patent and Trademark Office or before any other Governmental Authority relating to any pending application with respect to the Owned Intellectual Property.

3.20.

Licenses, Permits.  Schedule 3.20 contains a true and complete list of all Approvals (other than business licenses and occupancy permits generally applicable to all businesses operating and/or occupying real estate in Cornerstone’s primary business location) necessary for Cornerstone to own its assets and properties and conduct its business as currently conducted (collectively, the “Cornerstone Licenses”).  Each Cornerstone License is valid and in full force and effect, no Cornerstone License is subject to any Lien, limitation, restriction, probation or other qualification and there is no default under any Cornerstone License or any basis for the assertion of any default thereunder.  There is no Litigation pending or, to the Knowledge of Cornerstone, threatened that could result in the termination, revocation, limitation, suspension, restriction or impairment of any Cornerstone License or the imposition of any fine, penalty or other sanctions for violation of any legal or regulatory requirements relating to any Cornerstone License.  To the Knowledge of Cornerstone, none of Cornerstone Licenses shall be affected by the consummation of the transactions contemplated hereby.  All Cornerstone Licenses are validly held by Cornerstone and Cornerstone has complied and is in compliance with the terms and conditions of each Cornerstone License held by it.

3.21.

Customers and Suppliers.  Schedule 3.21 sets forth a list of (a) the ten largest customers (measured by dollar volume of product sales), and (b) the ten largest suppliers (measured by dollar volume of purchases) of Cornerstone during each of the last three fiscal years.  Except as set forth in Schedule 3.21, no customer or supplier listed in Schedule 3.21 has given written notice of its intent to terminate, cancel, limit, or adversely modify or change its business relationship with Cornerstone, and, to the Knowledge of Cornerstone, there exists no present or future condition or state of facts or circumstances involving such customers or suppliers which Cornerstone can now reasonably foresee would materially adversely affect the business of Cornerstone after the consummation of the transactions contemplated by this Agreement.

3.22.

Transactions With Related Persons.

(a)

Except as set forth in Schedule 3.22, no Related Person of Cornerstone is currently (i) a party to any transaction with Cornerstone (including any contract providing for the employment of, furnishing of goods or services by, rental of real or personal property from, borrowing money from or lending money to, or otherwise requiring payments to, any such Related Person) or (ii) to Cornerstone’s Knowledge, the direct or indirect owner of a material interest in any Person which is a competitor, supplier or customer of Cornerstone.

(b)

Except as set forth in Schedule 3.22, no Related Person of Cornerstone has any outstanding indebtedness payable to Cornerstone and Cornerstone has not guaranteed any obligation or indebtedness of any such Related Person to any Person.

3.23.

Warranties; Product Defects.  Schedule 3.23 sets forth a summary of the written warranties concerning products, and warranty expense incurred by Cornerstone during each of the last two fiscal years.  To the Knowledge of Cornerstone, all products have been in conformity with all applicable contractual commitments and express or implied warranties.  To the Knowledge of Cornerstone, no material liability exists for any return claim, warranty claim or other obligation to provide parts and service on, or to repair or replace, any products beyond the amounts reserved for warranty expense reflected in the Financial Statements.  To the Knowledge of Cornerstone, no products are now the subject of any guarantee or warranty other than Cornerstone’s standard form of written warranties.  Schedule 3.23 sets forth a list of all (A) products which have been recalled, withdrawn or suspended, and (B) proceedings pending against Cornerstone at any time since January 1, 2011 (whether such proceedings have since been completed or remain pending) seeking the recall, withdrawal, suspension or seizure of, or seeking to enjoin Cornerstone from engaging in activities pertaining to, any product.

3.24.

Internal Controls.  Cornerstone maintains a system of internal control over financial reporting sufficient to provide reasonable assurance that Cornerstone maintains records that in reasonable detail accurately and fairly reflect their respective transactions and dispositions of assets.

3.25.

No Brokers.  Cornerstone has not employed or incurred any liability to any broker, finder, investment banker or other agent in connection with the transactions contemplated by this Agreement.

3.26.

Accounts Receivable; Accounts Payable.

(a)

No discount or allowance from any account receivables have been made or (A) agreed to and no account receivables represents billings prior to actual sale of goods or provision of services. To the Knowledge of Cornerstone, no obligor of any such account receivable has refused or threatened to refuse to pay its obligations for any reason.  Schedule 3.26(a) is a complete and accurate accounts receivable aging report as of the date hereof.

(b)

All accounts payable and accrued expenses of Cornerstone have arisen only from bona fide transactions in the ordinary course of business consistent with past practice, and no such account payable or accrued expense is, or as of the Closing Date will be, delinquent in its payment. Schedule 3.26(b) is a complete and accurate accounts payable aging report as of the date hereof.

3.27.

Bank Accounts; Proxies.  Schedule 3.27 sets forth a list of (i) all bank accounts, lock boxes and safe deposit boxes relating to the business of or controlled by Cornerstone (including the name of the bank or other institution where such account or box is located and the name of each authorized signatory thereto), and (ii) the name and address of each Person who has a power of attorney, proxy or similar authorization to act on behalf of Cornerstone.

3.28.

Disclosure.  Neither this Agreement (including the exhibits and schedules hereto) nor any other agreement, document or certificate delivered or to be delivered to RAMCO by or on behalf of Cornerstone pursuant to the terms of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.  There is no fact within the Knowledge of Cornerstone that has not been disclosed in this Agreement and which could have a Cornerstone Material Adverse Effect.

4.

Representations and Warranties of SEI.  SEI represents and warrants to RAMCO and Cornerstone as follows

4.1

Prior to the completion of the Sustainable Merger, SEI shall have acquired from Sustainable Energy LLC, all Intellectual Property currently owned, used or held by Sustainable Energy LLC (the “Sustainable Intellectual Property”).  SEI Intellectual Property that is owned by SEI is hereinafter referred to as “SEI Owned Intellectual Property” and SEI Intellectual Property that is licensed to SEI by a third party is hereinafter referred to as “SEI Licensed Intellectual Property.”  The SEI Owned and its Licensed Intellectual Property has been duly registered in, filed in or issued by the United States Patent and Trademark Office, United States Copyright Office, a duly accredited and appropriate domain name registrar, the appropriate offices in the various states of the United States and the appropriate offices of other jurisdictions (foreign and domestic), as and only to the extent specifically set forth on Schedule 4.1.

Except as described on Schedule 4.1, SEI owns the SEI Licensed Intellectual Property free and clear of any Liens, without obligation to pay any royalty or any other fees with respect thereto.  To the Knowledge of SEI, none of the registered SEI Licensed Intellectual Property has been canceled, abandoned or otherwise terminated, and all renewal and maintenance fees in respect thereof have been duly paid.  To the Knowledge of SEI, prior to the Sustainable Merger, SEI has the exclusive right to file, prosecute and maintain all applications and registrations with respect to the SEI Licensed Intellectual Property.

Except as described on Schedule 4.1, SEI has not received any written notice or claim from any third party challenging the right of SEI to use any of the SEI Owned or Licensed Intellectual Property.

Except as described on Schedule 4.1, there are no pending or, to the Knowledge of SEI, threatened claims or notices by any third party of a violation, infringement, misuse or misappropriation by SEI of any intellectual property owned by any third party, or of the invalidity of any patent or registration of a copyright, trademark, service mark, domain name, or trade name included in the Sustainable IP, nor to the Knowledge of SEI, is there a basis for any such claims.  To the Knowledge of SEI, SEI is not infringing, misappropriating or violating any Intellectual Property of any third party.

Except as described on Schedule 4.1, there are no interferences or other contested proceedings, either pending or, to the Knowledge of Sustainable, threatened, in the United States Copyright Office, the United States Patent and Trademark Office or before any other Governmental Authority relating to any pending application with respect to the Sustainable IP.

5.

Representations and Warranties of RAMCO and Max Khan (hereafter, collectively “RAMCO”).  RAMCO represents and warrants to Cornerstone as follows:

5.1.

Organization and Qualification.  RAMCO is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite power and authority to own and lease the properties and assets it currently owns and leases and to conduct its activities as currently conducted and as presently contemplated to be conducted.  RAMCO is duly qualified to do business as a foreign corporation and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in all jurisdictions in which the ownership or leasing of the properties and assets owned or leased by it or the nature of its activities makes such qualification necessary, and where the failure to be so qualified could have a Material Adverse Effect on it.

5.2.

Authority.  RAMCO has all requisite corporate as applicable, power and authority to execute, deliver and perform this Agreement.  The execution, delivery, and performance of this Agreement by RAMCO has been duly and validly authorized by all necessary action on the part of RAMCO.  This Agreement and each of the Related Agreements have been duly and validly executed and delivered by RAMCO, and are the valid and binding obligation of RAMCO, enforceable against RAMCO in accordance with their terms, except to the extent that the enforceability thereof may be limited by general equitable principles or the operation of bankruptcy, insolvency, reorganization, moratorium or similar laws.

5.3.

Capitalization of RAMCO; Organizational Documents; Books and Records; Valid Issuance of Stock; Registration Rights.

(a)

As of the date hereof, RAMCO is authorized to issue 325,000,000 shares of common stock, par value $.001 per share (the “RAMCO Stock”) and $10,000,000 shares of preferred stock, par value $0.10 per share.  As of the date of this Agreement, 17,948,896 shares of RAMCO Stock are issued and outstanding and no Shares of RAMCO Preferred Stock are issued and outstanding.  Prior to the Closing Date, the board of directors and shareholders of RAMCO shall authorize:  (A) the issuance of up to 900,000 shares of Common Stock in full payment of outstanding liabilities and (b) a reverse split of RAMCO Stock resulting in approximately 3,000,000 shares of RAMCO Stock issued and outstanding as of the Closing Date. As of the Closing Date, RAMCO shall issue and transfer to the Cornerstone Members and Sustainable Shareholders approximately 27,000,000 additional shares of RAMCO Stock required to give the Cornerstone Members and Sustainable Shareholders 90% of the issued and outstanding RAMCO (then CSE) Stock following the Mergers. In addition, in the event CSE achieves at least $4.7 million in accrued contract revenues during the first full 12 months following the Closing Date, the Cornerstone Members and Sustainable Shareholders shall be entitled to receive from CSE shares of CSE Stock equal to two (2%) of the then issued and outstanding Common Stock of CSE.  All outstanding shares of RAMCO Stock as of the Closing Date shall have been issued in compliance with applicable federal and state securities Laws. Schedule 5.3(a) set forth all of the outstanding subscriptions, options, warrants and convertible securities of RAMCO Stock as of the Closing Date.

(b)

RAMCO has delivered to Cornerstone true and complete copies of the Organizational Documents of RAMCO.  Such Organizational Documents are in full force and effect.  The minute books of RAMCO contain accurate and complete records of all meetings held by, and actions taken by, the directors and shareholders of RAMCO, and no meeting of any directors or shareholders have been held where material matters were approved, voted upon or acted upon for which minutes have not been prepared and are not contained in such minute books.

(c)

Merger Consideration, in the form of RAMCO Stock, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and subject to restrictions of applicable state and federal securities laws and restrictions pursuant to that certain Lock-up Leak-out Agreement (“Lock-up Leak-out) entered into solely by the recipients of Merger Consideration, a form of which is attached hereto as Exhibit

5.3.  The Merger Consideration Stock will be issued in compliance with all applicable federal and state securities laws.

5.4.

RAMCO Subsidiaries.  Except as set forth on Schedule 5.4, RAMCO does not own, directly or indirectly, any of the stock or equity interests in any corporation, partnership, joint venture, limited liability company, trust or other legal entity.  Except as set forth on Schedule 5.4, RAMCO does not own (and has never in the past owned) any equity, partnership, stock, membership, or similar interest in, or any interest convertible into or exchangeable or exercisable for, directly or indirectly, any equity, partnership, stock, membership or similar interest in, any Person, and is not under any obligation to form or participate in, provide funds to, or make any loan, capital contribution or other investment in, any Person.

5.5.

No Conflicts; Required Consents.  The execution and delivery by RAMCO of this Agreement and the Related Agreements do not, and the consummation of the transactions contemplated hereby will not: (i) conflict with or violate any provision of the certificate of incorporation or by-laws or like organizational documents of RAMCO; (ii) violate any provision of any Legal Requirements; or (iii) conflict with, violate, result in a breach of, constitute a default under (determined without regard to requirements of notice or lapse of time, or both) or accelerate or permit the acceleration of the performance required by, any material Contract to which RAMCO is a party or by which RAMCO or the assets or properties owned or leased by either of them are bound or affected; or (iv) except as indicated in Schedule 5.5, require any consent, approval or authorization of, or filing of any certificate, notice, application, report or other document with, any Governmental Authority or other Person.

5.6.

Litigation.    (i)

To the knowledge of RAMCO, without due investigation, there is no Litigation pending or threatened against RAMCO or any of respective officers, directors or shareholders (in their capacities as such), and RAMCO has not received written notice of any claim, complaint, incident, report, threat or notice of any such Litigation and, to the Knowledge of RAMCO, there is no basis therefor.  There is no Litigation pending or threatened against any other Person by RAMCO.  There are no outstanding Judgments against or involving or affecting RAMCO or any of its respective assets, properties or Related Persons, and RAMCO is in default with respect to any such Judgment of which it has Knowledge or has been served upon it.

(ii)

The Default Judgment in the Matter of Receivable Acquisition & Management Corp. vs. Airbak Technologies, LLC & Philip Troy Christy, individually and as a member of Airbak Technologies, LLC (Civil No. 11-4330 (FSH)(PS) in the U.S. District Court of New Jersey in the amount of $299,000 plus post-judgment interests costs remains unsatisfied and, except for payment of $100,000 principal amount owed to RAMESH ARORA, as evidenced by a promissory note dated April 1, 2011, RAMCO has and will retain as of Closing full right, title and interest to receive payment on such default judgment.  In the event that less than $299,000 principal amount is recovered by RAMCO, RAMCO shall have notified Ramesh Arora that he will receive pro rata (one-third) payment with CSE.

5.7.

Liabilities.  Except as set forth on Schedule 5.7 hereof, to the knowledge of RAMCO, RAMCO does not have any liabilities of any kind or nature whatsoever (accrued, absolute, contingent or otherwise).

5.8.

Disclosure.  Neither (A) this Agreement (including the exhibits and schedules hereto) or any other agreement, document or certificate delivered or to be delivered to Cornerstone by or on behalf of RAMCO pursuant to the terms of this Agreement, nor (B) any periodic reports filed by RAMCO with the SEC during the three (3) years prior to the date of this Agreement, including, but not limited to, the representation that RAMCO is not a shell corporation as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

6.

Certain Covenants.

6.1.

Certain Covenants of RAMCO.  RAMCO hereby covenants and agrees that:

(a)

RAMCO shall cause its Shareholders to: (A) approve the reverse split of the issued and outstanding shares of RAMCO so that there shall be approximately 3,000,000 shares issued and outstanding as of the Closing Date prior to the Mergers and the issuance of 27,000,000 additional Shares, and (B) adopt a Stock Incentive Plan as of the Closing Date providing for the grant of up to three million shares of Common Stock.

(b)

RAMCO shall use its best efforts to cause the market maker designated by Cornerstone and SEI to file a Form 211 with Financial Industry Regulatory Authority (“FINRA”) and to reconfirm that its common stock is eligible with the Depository Trust Company (“DTC”) as soon as possible following the execution of this Agreement.  RAMCO understands that the Cornerstone Members shall expend their best efforts and shall provide such market maker with whatever information it needs in order for the Form 211 to be filed promptly. In the event the market maker has not received conditional approval from both FINRA and DTC prior to the Closing Date, provided the Cornerstone Members and the SEI Shareholders have promptly complied with all requests for information from FINRA, the Cornerstone Members and the SEI Shareholders may terminate this Agreement at its sole discretion without prejudice or cost to either party.

6.2.

Certain Affirmative Pre-Closing Covenants of RAMCO.  RAMCO covenants and agrees that, except as Cornerstone and SEI otherwise may consent in writing, between the date of this Agreement and Closing, RAMCO shall:

(a)

operate in the usual, regular, and ordinary course and consistent with past practices, according to the plans and budgets previously made available to Cornerstone and, to the extent consistent with such operation, use commercially reasonable efforts to: (i) preserve its current business organization; (ii) keep available the services of their officers, employees and consultants; and (iii) preserve their relationships with all customers, suppliers, licensees and others having business dealings with RAMCO; and

(b)

maintain (i) its assets and property in their condition as of the date of this Agreement, ordinary wear and loss by fire or other casualty excepted, (ii) its material contracts in full force and effect, and (iii) RAMCO Insurance Policies in full force and effect.

6.3.

Certain Negative Pre-Closing Covenants of RAMCO.  Except as Cornerstone and SEI otherwise may consent in writing, or as contemplated by this Agreement, between the date hereof and Closing, RAMCO shall not, directly or indirectly:

(a)

modify, amend, terminate or transfer any Material RAMCO Contract or waive, release or assign any material rights or claims thereto or thereunder; or (ii) enter into or extend any lease with respect to real property;

(b)

amend its Organizational Documents, or otherwise alter its corporate structure through merger, liquidation, reorganization, restructuring or otherwise;

(c)

sell, transfer, pledge, dispose of or encumber any assets or properties, other than (i) dispositions of inventory and supplies in the ordinary course of business and not material in amount, either individually or in the aggregate, or (ii) pursuant to an existing Contract;

(d)

sell, transfer, lease, license, sublicense, mortgage, pledge, dispose of, encumber, grant or otherwise dispose of any RAMCO Intellectual Property, or amend or modify in any material respect any existing agreements with respect to any RAMCO Intellectual Property;

(e)

permit the attachment of any Lien against any of the assets or properties owned or leased by RAMCO, except Permitted Liens;

(f)

except as otherwise provided in Section 5.3(a) hereof and Schedule 5.3(a), issue, sell, transfer, pledge, dispose of or encumber any shares of capital stock (other than up to 900,000 shares of RAMCO Stock in exchange for cancellation of indebtedness) or other ownership interest of any class, or any options, warrants, convertible or exchangeable securities or other rights of any kind to acquire any shares of capital stock or any other ownership interest of RAMCO, or acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any Person or division thereof;

(g)

incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for the obligations of any Person, or make any loans, advances or enter into any financial commitments;

(h)

make or commit to make any capital expenditure other than currently contemplated capital expenditures that have been disclosed to Cornerstone and SEI;

(i)

declare, set aside or pay any distributions (whether in cash, stock or other securities or property, or any combination thereof) with respect to any ownership interests in RAMCO, or repurchase, redeem or acquire any ownership interests in RAMCO;

(j)

make or permit to be made (i) any payment of any bonus, profit sharing, pension or similar payment or arrangement or special compensation to any employee of RAMCO, (ii) any increase in the compensation payable or to become payable to any employee of RAMCO or (iii) any modification, termination or renewal of any RAMCO Benefit Arrangement, or entry into any new such arrangement or plan, except as required by applicable Legal Requirements;

(k)

except as is permitted by Section 6.2, take any action which could reasonably be expected to make any of Cornerstone’s representations and warranties herein untrue as of Closing;

(l)

change any accounting policies or procedures (including, without limitation, procedures with respect to reserves, revenue recognition, payments of accounts payable and collection of accounts receivable), unless required by statutory accounting principles or GAAP;

(m)

make any Tax election or settle or compromise any federal, state, local or foreign Tax liability, or agree to an extension of a statute of limitations with respect thereto;

(n)

pay, discharge, satisfy or settle any Litigation or waive, assign or release any rights or claims with respect thereto, other than settlements in the ordinary course of business that involve only the payment of non-material amounts of cash and no admission being made with respect to (i) any criminal wrongdoing, or (ii) the invalidity or unenforceability of, or any infringement with respect to, any Cornerstone Intellectual Property; or

(o)

authorize, recommend, propose, announce or enter into any agreement, contract, commitment or arrangement to do any of the foregoing.

6.4.

Certain Affirmative Pre-Closing Covenants of Cornerstone.  Cornerstone covenants and agrees that, except as RAMCO otherwise may consent in writing, between the date of this Agreement and Closing, Cornerstone shall:

(a)

operate in the usual, regular, and ordinary course and consistent with past practices, according to the plans and budgets previously made available to

RAMCO and, to the extent consistent with such operation, use commercially reasonable efforts to: (i) preserve its current business organization; (ii) keep available the services of their officers, employees and consultants; and (iii) preserve their relationships with all customers, suppliers, licensees and others having business dealings with Cornerstone;

(b)

maintain (i) its assets and property in their condition as of the date of this Agreement, ordinary wear and loss by fire or other casualty excepted, (ii) its material contracts in full force and effect, and (iii) insurance policies in full force and effect; and

(c)

upon request by RAMCO, deliver to RAMCO true and complete copies of all regularly prepared periodic financial statements and operating reports of Cornerstone.

6.5.

Certain Negative Pre-Closing Covenants of Cornerstone.  Except as RAMCO otherwise may consent in writing, or as contemplated by this Agreement, between the date hereof and Closing, Cornerstone shall not, directly or indirectly:

(a)

(i) modify, amend, terminate or transfer any Material Cornerstone Contract or waive, release or assign any material rights or claims thereto or thereunder; or (ii) enter into or extend any lease with respect to real property;

(b)

amend its Organizational Documents, or otherwise alter its corporate structure through merger, liquidation, reorganization, restructuring or otherwise;

(c)

sell, transfer, pledge, dispose of or encumber any assets or properties, other than (i) dispositions of inventory and supplies in the ordinary course of business and not material in amount, either individually or in the aggregate, or (ii) pursuant to an existing Contract;

(d)

sell, transfer, lease, license, sublicense, mortgage, pledge, dispose of, encumber, grant or otherwise dispose of any Cornerstone Intellectual Property, or amend or modify in any material respect any existing agreements with respect to any Cornerstone Intellectual Property;

(e)

permit the attachment of any Lien against any of the assets or properties owned or leased by Cornerstone, except Permitted Liens;

(f)

issue, sell, transfer, pledge, dispose of or encumber any shares of capital stock or other ownership interest of any class, or any options, warrants, convertible or exchangeable securities or other rights of any kind to acquire any shares of capital stock or any other ownership interest of Cornerstone, or acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any Person or division thereof;

(g)

incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for the obligations of any Person, or make any loans, advances or enter into any financial commitments;

(h)

make or commit to make any capital expenditure other than currently contemplated capital expenditures that have been disclosed to RAMCO;

(i)

declare, set aside or pay any distributions (whether in cash, stock or other securities or property, or any combination thereof) with respect to any ownership interests in Cornerstone, or repurchase, redeem or acquire any ownership interests in Cornerstone;

(j)

make or permit to be made (i) any payment of any bonus, profit sharing, pension or similar payment or arrangement or special compensation to any employee of Cornerstone, (ii) any increase in the compensation payable or to become payable to any employee of Cornerstone or (iii) any modification, termination or renewal of any Cornerstone Benefit Arrangement, or entry into any new such arrangement or plan, except as required by applicable Legal Requirements;

(k)

except as is permitted by Section 6.3, take any action which could reasonably be expected to make any of Cornerstone’s representations and warranties herein untrue as of Closing;

(l)

change any accounting policies or procedures (including, without limitation, procedures with respect to reserves, revenue recognition, payments of accounts payable and collection of accounts receivable), unless required by statutory accounting principles or GAAP;

(m)

make any Tax election or settle or compromise any federal, state, local or foreign Tax liability, or agree to an extension of a statute of limitations with respect thereto;

(n)

pay, discharge, satisfy or settle any Litigation or waive, assign or release any rights or claims with respect thereto, other than settlements in the ordinary course of business that involve only the payment of non-material amounts of cash and no admission being made with respect to (i) any criminal wrongdoing, or (ii) the invalidity or unenforceability of, or any infringement with respect to, any Cornerstone Intellectual Property; or

(o)

authorize, recommend, propose, announce or enter into any agreement, contract, commitment or arrangement to do any of the foregoing.

6.6.

Required Consents.

(a)

Upon the terms and subject to the conditions set forth in this Agreement, each of RAMCO, Cornerstone and SEI shall use commercially reasonable efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other party or parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Mergers contemplated hereby and to satisfy or cause to be satisfied all of the conditions precedent that are set forth in Article 7, as applicable to each of them.  Each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

(b)

To the extent not prohibited by any Legal Requirement, each party to this Agreement shall use commercially reasonable efforts to furnish to each other all information required for any application or other filing to be made pursuant to any Legal Requirement in connection with the transactions contemplated by this Agreement.  Cornerstone, RAMCO and SEI shall give the other reasonable prior notice of any communication with, and any proposed understanding, undertaking or agreement with, any Governmental Authority regarding any such filings or any such transaction.   Cornerstone, RAMCO and SEI shall each (A) give the other parties prior notice of each meeting and substantive conversation with any Governmental Authority with respect to any such filing, investigation or other inquiry, (B) discuss with the other parties the subject matter to be discussed at such meeting or during such conversation and the recommended course of action, and (C) to the extent reasonably practicable or appropriate, allow the other parties to participate in such meeting or conversation.

(c)

Cornerstone, RAMCO and SEI shall, as promptly as practicable, use commercially reasonable efforts to obtain all necessary Approvals from Governmental Authorities and make all other necessary registrations and filings under applicable Legal Requirements required in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.  Cornerstone, RAMCO, and SEI shall act in good faith and reasonably cooperate with each other in connection therewith and in connection with resolving any investigation or other inquiry with respect thereto.  To the extent not prohibited by any Legal Requirement, each party to this Agreement shall use commercially reasonable efforts to furnish to each other all information required for any application or other filing to be made pursuant to any Legal Requirement in connection with the transactions contemplated by this Agreement.  Cornerstone, RAMCO and SEI shall give other reasonable prior notice of any communication with, and any proposed understanding, undertaking or agreement with, any Governmental Authority regarding any such Approval.  Cornerstone, RAMCO and SEI shall, unless prohibited by Governmental Authority, (i) give the other parties hereto prior notice of each meeting and substantive conversation with any Governmental Authority with respect to any such Approval, investigation or other inquiry, (ii) discuss with the other parties hereto the subject matter to be discussed at such meeting or during such conversation and the recommended course of action, and (iii) to the extent reasonably practicable or appropriate, allow the other parties to participate in such meeting or conversation.

(d)

Cornerstone and SEI shall use commercially reasonable efforts to obtain all Approvals from third parties that are set forth in Schedule 3.5 (“Cornerstone

Third Party Consents”).  RAMCO and SEI shall use commercially reasonable efforts to obtain all Approvals from third parties that are set forth in Schedule 5.5 (“RAMCO Third Party Consents”).

6.7.

Access to Information; Confidentiality.

(a)

Cornerstone and SEI will afford RAMCO and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of Cornerstone and SEI during the period prior to the Closing to obtain all information concerning the business of Cornerstone, including the status of product development efforts, properties, results of operations and personnel of Cornerstone, as RAMCO may reasonably request and Cornerstone will furnish promptly to RAMCO all information concerning its business, properties and personnel as RAMCO may reasonably request.  Cornerstone and SEI shall make available to RAMCO any appropriate individuals for discussion of its business, properties and personnel as RAMCO may reasonably request.

(b)

Any confidentiality agreement previously executed by the parties shall be superseded in its entirety by the provisions of this Agreement.  Each party agrees to maintain in confidence any non-public information received from the other party (such information, “Confidential Information”), and to use such Confidential Information only for purposes of consummating the transactions contemplated by this Agreement.  Confidential Information will not include (i) information which was known to the one party or their respective agents prior to receipt from the other party; (ii) information which is or becomes generally known; (iii) information acquired by a party or their respective agents from a third party who was not bound to an obligation of confidentiality; and (iv) disclosure required by applicable Legal Requirements.  In the event this Agreement is terminated as provided in Article 9 hereof, each party (x) will return or cause to be returned to the other all Confidential Information obtained from the other in connection with the Merger contemplated hereby, and (y) will delete from its computer systems all Confidential Information obtained from the other in connection with the Merger contemplated hereby.

6.8.

Tax Matters.

(a)

Cornerstone shall prepare and cause to be timely filed all Income Tax Returns of Cornerstone for Pre-Closing Tax Periods (“Cornerstone Tax Returns”).  Cornerstone Tax Returns shall be prepared in accordance with the past practices of Cornerstone in preparing Income Tax Returns, except where such practice is not consistent with applicable laws.

(b)

RAMCO shall prepare or cause to be prepared and timely filed or cause to be filed all Tax Returns of RAMCO for Pre-Closing Tax Periods (“RAMCO Tax Returns”).  RAMCO Tax Returns shall be prepared in accordance with past practices of RAMCO, except where such practice is not consistent with applicable laws.

(c)

RAMCO shall provide the Cornerstone Members, and the Cornerstone Members shall provide RAMCO, with copies of any Tax Returns to be filed by RAMCO or Cornerstone, as applicable, pursuant to Section  6.8(a) or 6.8(b) at least twenty (20) days prior to the due date thereof (giving effect to any extensions thereto).  The Cornerstone Members or RAMCO, as applicable, shall have the right to review such Tax Returns prior to the filing of such Tax Returns.  If the Cornerstone Members or RAMCO and Cornerstone, as applicable, disputes any amounts shown to be due on such Tax Returns, the Cornerstone Members and RAMCO shall consult and resolve in good faith any issues arising as a result of the review of such Tax Returns.  If the Parties are unable to resolve any dispute within ten days after the Cornerstone Members’ or RAMCO’s, as applicable, receipt of such Tax Returns, such dispute shall be resolved by an accounting firm mutually agreed to by the Cornerstone Members and RAMCO, which shall resolve any issue in dispute as promptly as practicable.  If the accounting firm is unable to make a determination with respect to any disputed issue prior to the due date (including any extensions) for the filing of the Tax Return in question, (i) RAMCO shall file such Tax Return without such determination having been made, and (ii) the Cornerstone Members shall pay to RAMCO, not later than three days before the due date (including any extensions thereof) for the payment of Taxes with respect to such Tax Return, an amount determined by the Cornerstone Members as the proper amount chargeable to the Cornerstone Members and Sustainable Shareholders pursuant to this Section 6.8.  Upon the accounting firm’s delivery of its determination to RAMCO and the Cornerstone Members, appropriate adjustments shall be made to the amount paid by the Cornerstone Members in accordance with the immediately preceding sentence in order to reflect the accounting firm’s determination.  The fees, costs and expenses of the accounting firm shall be shared equally by the Cornerstone Members and RAMCO.  The determination by the accounting firm shall be final, conclusive and binding on the parties.

(d)

The Cornerstone Members and Sustainable Shareholders and RAMCO shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Section 6.8 and any audit, litigation or other proceeding with respect to Taxes.  Such cooperation shall include the retention (in accordance with such party’s practices for such records) and (upon the othe party’s request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  The Cornerstone Members and Sustainable Shareholders agree (i) to retain all books and records with respect to all material Tax matters pertinent to Cornerstone and SEI relating to any Taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by RAMCO, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (ii) to give RAMCO reasonable written notice prior to transferring, destroying or discarding any such books and records and, if RAMCO so requests, the Cornerstone Members and Sustainable Shareholders shall allow RAMCO to take possession of such books and records (and the Cornerstone Members and Sustainable Shareholders shall be entitled to retain copies of same).  RAMCO and the Cornerstone

Members and Sustainable Shareholders agree, upon request, to use their reasonable best efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

6.9.

Management of CSE.

Effective as of the Closing Date and pursuant to the Consulting Agreements attached hereto as Exhibit 6.9, Peter Fazio shall be appointed Chief Operating Officer of CSE and Thomas Telegades shall be appointed Chief Executive Officer of CSE.

In addition, effective as of the Closing Date, all current officers and directors of RAMCO shall resign and CSE shall elect a reconstituted board of directors consisting of five (5) Cornerstone Members, one (1) of whom will be nominated by RAMCO.

7.

Conditions Precedent to Closing.

7.1.

RAMCO’s Conditions.  The obligations of RAMCO to perform its obligations at Closing are subject to the fulfillment of the following conditions, any of which RAMCO may waive:

(a)

Cornerstone and SEI shall have performed and complied in all material respects with all terms, covenants and conditions of this Agreement to be complied with and performed by Cornerstone and SEI at or before Closing.

(b)

All representations and warranties of Cornerstone and SEI in this Agreement shall be true and correct in all material respects as of the date of Closing, with the same force and effect as if such representations and warranties had been made on and as of that date, except (i) to the extent that such representations and warranties refer to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date, (ii) for changes contemplated by this Agreement, and (iii) to the extent that such representations and warranties are qualified by materiality, in which they shall be true and correct in all respects.

(c)

Cornerstone and SEI shall have delivered to RAMCO certificates, dated as of the date of Closing, in form reasonably satisfactory to RAMCO, executed by officers of Cornerstone and SEI certifying that the conditions stated in Sections 7.1(a) and 7.1(b) have been satisfied.

(d)

There shall have been obtained each of Cornerstone and SEI Third Party Consents and all Approvals from Governmental Authorities.

(e)

There shall be no pending or threatened third party Litigation seeking to obtain damages in connection with, or to restrain, prohibit, invalidate, set aside, in whole or in part, the consummation of this Agreement or the transactions contemplated by this Agreement, or which if successful could have the effect of any of the foregoing, or any Judgment providing for any of the foregoing.

(f)

Cornerstone and SEI shall each have delivered to RAMCO a certificate of the Boards of Managers and Directors of Cornerstone and SEI, respectively, and any subsidiaries, dated as of the Closing Date, certifying (i) that true and complete copies of their Organizational Documents as in effect on the Closing Date are attached thereto; (ii) as to the incumbency and genuineness of the signatures of each officer executing this Agreement and the other documents contemplated by this Agreement; and (iii) the genuineness of the resolutions (attached thereto) of the officers, members, and shareholders of Cornerstone and SEI, authorizing the execution, delivery and performance of this Agreement and the other documents contemplated by this Agreement to which Cornerstone and SEI, are parties and the consummation of the transactions contemplated hereby and thereby.

(g)

Since the Financial Statements Date, there shall not have occurred, and no effect or circumstance shall exist that has had or could reasonably be expected to have, a Material Adverse Effect.

(h)

Cornerstone shall have delivered written releases of all Liens on any assets or properties of Cornerstone other than Permitted Liens and evidence of the payoff of all Indebtedness, except as provided on Schedule 3.9 hereto, of Cornerstone (other than capital leases) in form and substance reasonably satisfactory to RAMCO.

(i)

Any existing employment agreements with RAMCO management shall all be cancelled, and the Consulting Agreements shall be executed by the parties thereto and each such agreement shall be in full force and effect as of the Closing Date.

(j)

The Cornerstone Members shall have transferred and assigned the Cornerstone Membership Interests to RAMCO and the Sustainable Shareholders shall have transferred and assigned the Sustainable Shares to RAMCO in accordance with Section 2.4 hereof.

7.2.

Cornerstone’s Conditions.  The obligation of Cornerstone to perform its obligations at Closing is subject to the fulfillment of the following conditions, any of which Cornerstone may waive.

(a)

RAMCO shall have performed and complied in all material respects with all terms, covenants and conditions of this Agreement to be complied with and performed by RAMCO at or before Closing.

(b)

All representations and warranties of RAMCO in this Agreement shall be true and correct in all material respects as of the date of Closing with the same force and effect as if such representations and warranties had been made on and as of that date, except (i) to the extent that such representations and warranties refer to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date, (ii) for changes contemplated by this Agreement, and (iii) to the extent that such representations and warranties are qualified by materiality, in which they shall be true and correct in all respects.

(c)

RAMCO shall have delivered to Cornerstone and SEI a certificate dated as of the date of Closing, in form reasonably satisfactory to Cornerstone, executed by an officer of RAMCO, certifying that the conditions stated in Sections 7.2(a) and 7.2(b) have been satisfied.

(d)

There shall have been obtained from RAMCO Third Party Consents and all Approvals from Governmental Authorities.

(e)

There shall be no pending or threatened third party Litigation seeking to obtain damages in connection with, or to restrain, prohibit, invalidate, set aside, in whole or in part, the consummation of this Agreement or the transactions contemplated by this Agreement, or which if successful would have the effect of any of the foregoing, or any Judgment providing for any of the foregoing.

(f)

RAMCO shall deliver to Cornerstone a certified copy of the corporate resolutions of the board of directors of RAMCO and SEI authorizing the execution, delivery and performance by RAMCO of this Agreement and an incumbency certificate with respect to the officers of RAMCO executing documents or instruments on behalf of RAMCO.

(g)

RAMCO shall have executed and delivered the Consulting Agreements with Peter Fazio and Thomas Telegades as described in Section 6.9 above.

(h)

RAMCO shall have obtained stockholder approval to: (A) reverse/split its issued and outstanding common stock so that ninety (90%) percent of the equity securities on a fully diluted basis are issued to the Cornerstone Members at Closing, and (B) adopt an Employee Stock Incentive Plan to authorize 3,000,000 shares of Common Stock.

(i)

RAMCO’s market maker shall have obtained FINRA approval of its Form 211 and RAMCO’s securities shall be DTC eligible.

(j)

RAMCO shall have delivered all other documents and other instruments as Cornerstone and SEI may reasonably request in connection with the transactions contemplated by this Agreement.

8.

Closing.

8.1.

Date and Place.  The closing of the transactions contemplated by this Agreement (“Closing”) shall take place remotely via the exchange of documents and signatures via fax or e-mail on the later of the Effective Date or the date on which the last of the conditions set forth in Article 7 have been satisfied or waived, or in such other manner or time, and in such place, as Cornerstone, SEI and RAMCO agree upon; provided, however, that either RAMCO, SEI or Cornerstone may, by written notice to the other, postpone Closing on one or more occasions to a later date in order to allow additional time for the satisfaction of conditions to its obligations stated in Article 7, but in no event to a date later than April 30, 2013 (the “Outside Closing Date”), unless mutually agreed to by the Parties.

8.2.

Actions at Closing.  At Closing:

(a)

Cornerstone and Cornerstone Merger Sub shall execute the Certificate of Merger and file the Certificate of Merger with the Secretary of State of the State of Delaware;

(b)

SEI and Sustainable Merger Sub shall execute the Certificate of Merger and file the Certificate of Merger with the Secretary of State of the State of New York;

(c)

RAMCO shall deliver RAMCO Stock in accordance with Section 2.3(a) above to the Cornerstone Members and Sustainable Shareholders in accordance with their respective allocations; and

(d)

Cornerstone and SEI shall deliver to RAMCO all closing deliverables set forth in Section 7.1.  RAMCO shall deliver to the Cornerstone Members and Sustainable Shareholders all closing deliverables set forth in Section 7.2

9.

Termination and Default.

9.1.

Termination Events.  This Agreement may be terminated prior to Closing and the transactions contemplated hereby may be abandoned:

(a)

at any time, by the mutual agreement of RAMCO, SEI and Cornerstone;

(b)

by either RAMCO, on the one hand, or Cornerstone or SEI, on the other hand, at any time, if the other or others is or are in breach or default of its or their respective covenants, agreements or other obligations in this Agreement, or if any of the representations and warranties of the other or others in this Agreement are not true and accurate in all material respects and the other or others shall not have cured such breach, default, untruthfulness or inaccuracy within ten days after notice thereof given by the terminating party or parties; or

(c)

by either RAMCO, on the one hand, or Cornerstone or SEI, on the other hand, upon written notice to the other or others, if any of the conditions to its or their obligations set forth in Sections 7.1 and 7.2, respectively, shall not have been satisfied on or before the Outside Closing Date, for any reason other than a breach or uncured default by the terminating party or parties of its or their respective covenants, agreements or other obligations under this Agreement, or any of its or their representations and warranties in this Agreement not being true and accurate in all material respects as of the date of this Agreement or as of the Outside Closing Date.

9.2.

Remedies Upon Termination.  In the event of the termination of this Agreement in accordance with this Article 9, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:

(a)

as set forth in this Section 9.2 and Article 10 hereof; and

(b)

that nothing herein shall relieve any party hereto from liability for any willful breach of any provision hereof.

10.

Indemnification.

10.1.

Indemnification of RAMCO.

  Subject to the terms and limitations provided in this Article 10, prior to and following the Closing, Cornerstone and SEI shall indemnify and hold harmless RAMCO from and against any and all Losses arising out of or resulting from:

(a)

any representations and warranties, as qualified by the disclosure schedules attached hereto and incorporated herein by reference (the “Disclosure Schedules”) made by Cornerstone and SEI in this Agreement or in any certificate delivered in connection herewith not being true and accurate as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy of which will be determined with reference to such specified date);

(b)

any failure of Cornerstone and SEI to perform any of its material covenants, agreements or obligations in this Agreement; and

(c)

any liability of Cornerstone and SEI for any Taxes with respect to periods prior to Closing in excess of amounts reserved for Taxes in Cornerstone’s and SEI’s books as of the Closing Date, except to the extent such liabilities are assumed by RAMCO as provided herein.

10.2.

Indemnification of Cornerstone and SEI

Subject to the terms and limitations provided in this Article 10, prior to and following the Closing, RAMCO and Max Khan, individually, shall indemnify and hold harmless Cornerstone from and against any and all Losses arising out of or resulting from:

(a)

any representations and warranties, as qualified by the disclosure schedules attached hereto and incorporated herein by reference (the “Disclosure Schedules”) made by RAMCO in this Agreement or in any certificate delivered in connection herewith not being true and accurate as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy of which will be determined with reference to such specified date);

(b)

any claims made against RAMCO for any action, error, omission, or failure to act according to contracts or the law prior to Closing;

(c)

any failure of RAMCO to perform any of its material covenants, agreements or obligations in this Agreement; and

(d)

any liability of RAMCO for any Taxes or tax filings and any related penalties with respect to periods prior to Closing.

10.3.

Procedure for Indemnification.

(a)

General.  The party (or parties) believing it (or they) to be entitled to indemnification hereunder (the “Indemnitee”) shall promptly notify the other party (or parties) (the “Indemnitor”) in writing of any claim, demand, action or proceeding for which indemnification will or may be sought under Section 10.1 or Section 10.2 (a “Notice of Claim”).  The Notice of Claim shall specify facts reasonably known to the Indemnitee giving rise to such indemnity rights.  The Indemnitor shall have 30 days after its receipt of such Notice of Claim to respond in writing to same. The Indemnitee shall allow the Indemnitor and its professional advisors to investigate the matter or circumstance alleged to give rise to the claim, and whether and to what extent any amount is payable in respect of the claim and the Indemnitee shall assist the Indemnitor’s investigation by giving such information and assistance (including access to the Indemnitee’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnitor or any of its professional advisors may reasonably request. If the Indemnitor does not so respond within such 30 day period, the Indemnitor shall be deemed to have rejected such claim, in which case the Indemnitee shall be free to pursue such remedies as may be available to the Indemnitee on the terms and subject to the provisions of this Agreement.

(b)

Third Party Claims.  Promptly after receipt by an Indemnitee of written notice of the assertion or the commencement of any Litigation by a third party for which the Indemnitee is entitled to indemnification from the Indemnitor under Section 10.1 or Section 10.2, the Indemnitee shall provide a Notice of Claim to the Indemnitor, and thereafter shall keep the Indemnitor reasonably informed with respect thereto; provided, however, that failure of the Indemnitee to give the Indemnitor notice as provided herein shall not relieve the Indemnitor of its obligations hereunder except to the extent that the Indemnitor is materially prejudiced thereby.  In case any Litigation shall be commenced against any Indemnitee by a third party, the Indemnitor shall be entitled to participate in such Litigation and, at its option, assume the defense thereof with counsel reasonably satisfactory to the Indemnitee, at the Indemnitor’s sole expense, provided, however, that the Indemnitor shall not have the right to assume the defense of any Litigation if (i) the Indemnitee shall have one or more legal or equitable defenses available to it which are different from or in addition to those available to the Indemnitor, and, in the reasonable opinion of the Indemnitee, counsel for the Indemnitor could not adequately represent the interests of the Indemnitee because such interests could be in conflict with those of the Indemnitor, (ii) such Litigation is reasonably likely to have an adverse effect on any other matter beyond the scope or limits of the indemnification obligation of the Indemnitor, or (iii) the Indemnitor shall not have assumed the defense of the Litigation in a timely fashion (but in any event within thirty days of notice of such Litigation).  If the Indemnitor shall assume the defense of any Litigation, the Indemnitee shall be entitled to participate in any Litigation at its expense, and the Indemnitor shall not settle such Litigation unless the settlement shall include as an unconditional term thereof the giving by the claimant or the plaintiff of a full and unconditional release of the Indemnitee from all liability with respect to the matters that are subject to such Litigation, or otherwise shall have been approved by the Indemnitee.

10.4.

Determination of Indemnification Amounts; Time For Making Claims; Treatment of Indemnification Payments.

(a)

No party will have any liability to any Indemnitee with respect to claims under Section 10.1 or Section 10.2, until the Indemnitees shall have incurred on a cumulative basis Losses exceeding Ten Thousand and No/100 Dollars ($10,000.00) (the “Deductible”), at which point the Indemnitor shall be liable for all Losses in excess of the Deductible incurred by the Indemnitee(s); provided, that, the Deductible shall not apply to any Losses occurring by virtue of a breach of RAMCO’s obligations under 2.3(a) hereof.

(b)

The maximum aggregate liability of Cornerstone under Section 10.1 shall not exceed $100,000.00 (the “Members’ Cap”).

(c)

No Person shall be entitled to indemnification hereunder unless it shall have given the party or parties from which indemnity is sought a Notice of Claim.

(d)

Indemnification payments under this Article 10 shall constitute adjustments to the Merger Consideration.

(e)

Notwithstanding anything to the contrary set forth herein, nothing shall limit any party from making any claims for Losses against any other party for fraud or intentional misrepresentation.

10.5.

Survival. The representations and warranties in Sections 3.1, 3.2, 3.3, 3.4, 5.1, 5.2, 5.3 and 5.4 shall survive Closing indefinitely, and the representations and warranties in Sections 3.9, 3.17, 3.19, 3.20 shall survive Closing until the expiration of the statutory period of limitation applicable to claims of authorities with respect to matters that could constitute a breach of such representations and warranties. All other representations and warranties of the parties in this Agreement or in any certificate delivered in connection with this Agreement shall survive twelve (12) months from the Closing Date.  Notwithstanding the foregoing, the indemnifications of Cornerstone and SEI by Max Khan individually shall terminate six (6) months from the Closing Date.

10.6.

Exclusive Rights.  Except as set forth in Section 10.4(e), if Closing shall occur, then the remedies stated in this Article 10 shall constitute the sole and exclusive remedies of the Parties, for breaches of covenants and obligations stated in this Agreement or the inaccuracy of any representation or warranty in this Agreement, or otherwise (whether in contract or in tort) with respect to this Agreement or the transactions contemplated by this Agreement.  Without limiting the generality of the foregoing, RAMCO acknowledges and agrees that neither Cornerstone nor its Members and SEI or its Shareholders have made any representations or warranties other than those representations and warranties expressly stated in this Agreement, and that RAMCO has relied solely on the representations and warranties expressly made in this Agreement.

11.

Miscellaneous.

11.1.

Expenses.  Except as otherwise provided in this Agreement, each of the Parties shall pay its own expenses and the fees and expenses, including without limitation, those of its counsel, accountants, regulatory, manufactory or financial advisory and other experts in connection with this Agreement.

11.2.

Publicity.  RAMCO, Cornerstone and SEI shall each consult with the others before issuing any press release or making any other public disclosure concerning this Agreement or the transactions contemplated by this Agreement prior to Closing unless, in the case of RAMCO, in the reasonable judgment of RAMCO, a release or disclosure is required to discharge its disclosure obligations under applicable Legal Requirements, in which case it shall in good faith consult with Cornerstone and SEI about the form, content and timing of such release or disclosure prior to its release or disclosure.

11.3.

No Shopping.  Cornerstone and SEI hereby covenant and agree as follows: that until April 30, 2013, or such later date as the parties may agree to, while this Agreement is in effect, neither SEI, Cornerstone, nor any of their officers and directors shall directly or indirectly, (i) solicit, initiate or enter into discussions concerning the submission of proposals or offers from any other person relating to a possible disposition of all or substantially all of the assets of Cornerstone or SEI, a financing or similar transaction (an “Excluded Transaction”), (ii) solicit, initiate or enter into discussions relating to a possible Excluded Transaction, (iii) furnish to any other person any information not already in the public domain relating to the business of Cornerstone or SEI (other than in the ordinary course of business), or (iv) assist, participate in, facilitate or encourage any effort or attempt by any other person to do or seek any of the foregoing, except in each case as may be required by applicable law, court or administrative order or in connection with contractual obligations entered into in the ordinary and usual course of business. If approached with respect to any such transaction, Cornerstone or SEI shall report such information to RAMCO and supply the contract information on the same.

11.4.

Waivers.  No action taken pursuant to this Agreement shall be deemed to constitute a waiver by the party taking the action, of compliance with any other action, representation, warranty, covenant or agreement in this Agreement.  The waiver by any party hereto of any condition or of a breach of another provision of this Agreement shall not operate or be construed as a waiver of any other condition or subsequent breach.  The waiver by any party of any of the conditions precedent to its obligations under this Agreement shall not preclude it from seeking redress for breach of this Agreement.  Any waiver must be in writing.

11.5.

Notices.  All notices, requests, demands, applications, services of process and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand, sent by e-mail (provided it is also delivered by some other means permitted by this Section 12.5), delivered by recognized overnight courier, or mailed, certified first class mail, postage prepaid, return receipt requested, to the parties hereto at the following addresses:

To Cornerstone:

Cornerstone Program Advisors, LLC

60 E. 42nd Street

New York, NY 10165

Attn:  Thomas Telegades

E-Mail:  ttelegades@cornerstoneprogramadvisors.com

with copies (which shall not constitute notice) to:

Davidoff Hutcher & Citron LLP

605 Third Avenue, 34th Floor

New York, New York 10158

Attn:  Elliot Lutzker, Esq.

E-Mail:  ehl@dhclegal.com

To SEI:

Sustainable Energy Industries, Inc.

575 Lexington Avenue, 4th Floor

New York, NY 10022

Attn:  Peter Fazio

E-Mail:  pfazio@sustainable-energy-llc.com

with copies (which shall not constitute notice) to:

Davidoff Hutcher & Citron LLP
605 Third Avenue, 34th Floor
New York, New York 10158
Attn:  Elliot Lutzker, Esq.
E-Mail:  ehl@dhclegal.com

To RAMCO:

Receivable Acquisition & Management Corporation, Inc.

2 Executive Drive, Suite 630

Fort Lee, New Jersey 07024

Attn:  Max Khan

E-Mail:  mk@ramcoglobal.com

with copies (which shall not constitute notice) to:

Alfred V. Greco, Esq.

199 Main Street

Suite 706

White Plains, NY 10601

E-Mail:  agreco@avglegal.com

or to such other address as any party shall have furnished to the other by notice given in accordance with this Section.  Such notice shall be effective, (i) if delivered in person or by overnight courier, upon actual receipt by the addressee, or (ii) if mailed, upon the earlier of three days after deposit in the mail and the date of delivery as shown by the return receipt therefor.

11.6.

Entire Agreement; Amendments.  This Agreement and the other agreements referred to in this Agreement to which the parties to this Agreement also are parties embody the entire agreement among the parties to this Agreement with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, oral or written, with respect thereto.  This Agreement may not be modified orally, but only by an agreement in writing signed by the party or parties against whom any waiver, change, amendment, modification, or discharge may be sought to be enforced.

11.7.

Binding Effect; Benefits.  This Agreement shall inure to the benefit of and will be binding upon the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.  None of RAMCO, SEI or Cornerstone shall assign this Agreement or delegate any of its or their duties hereunder to any other Person without the prior written consent of the others; provided, however, that RAMCO may assign all of its rights and claims under this Agreement and any other agreements or documents executed and delivered in connection herewith to any Affiliate of RAMCO, provided RAMCO continues to remain primarily liable for its obligations pursuant to this Agreement.

11.8.

Headings, Schedules, and Exhibits.  The section and other headings in this Agreement are for reference purposes only and will not affect the meaning of interpretation of this Agreement.  Reference to Schedules or Exhibits shall, unless otherwise indicated, refer to the Exhibits and Schedules attached to this Agreement, which shall be incorporated in and constitute a part of this Agreement by such reference.  Any disclosure made in any Schedule to this Agreement which should, based on the substance of such disclosure, be applicable to another Schedule to this Agreement shall be deemed to be made with respect to such other Schedule regardless of whether or not a specific reference is made thereto; provided that the description of such item on a Schedule is such that the parties could reasonably be expected to ascertain that such disclosure would relate to such other provision of this Agreement.

11.9.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together will be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other means of electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

11.10.

Governing Law.

(a)

The validity, performance and enforcement of this Agreement and all transaction documents, unless expressly provided to the contrary, shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such State.

(b)

Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware state court or federal court of the United States of America sitting in New Castle County in the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such Delaware state court or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)

Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any Delaware state or federal court.  Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

11.11.

Third Parties; Joint Ventures.  This Agreement constitutes an agreement solely among the parties hereto, and is not intended to and will not confer any rights, remedies, obligations, or liabilities, legal or equitable, including any right of employment, on any Person (including, but not limited to, any employee or former employee of Cornerstone, SEI or RAMCO) other than the parties hereto and their respective successors or assigns, or otherwise constitute any Person a third party beneficiary under or by reason of this Agreement.  Nothing in this Agreement, expressed or implied, is intended to or shall constitute the parties hereto partners or participants in a joint venture.

11.12.

Construction.  This Agreement has been negotiated by RAMCO, SEI and Cornerstone and their respective legal counsel, and legal or equitable principles that might require the construction of this Agreement or any provision of this Agreement against the party drafting this Agreement shall not apply in any construction or interpretation of this Agreement.  Unless otherwise expressly provided in this Agreement, (i) words used in this Agreement, regardless of the gender used, will be deemed and construed to include any other gender, masculine, feminine, or neuter, as the context requires; (ii) the word “including” is not limiting; (iii) the capitalized term

“Section” refers to sections of this Agreement; (iv) references to a particular Section include all subsections thereof; (v) references to a particular statute or regulation include all amendments thereto, rules and regulations thereunder and any successor statute, rule or regulation, or published clarifications or interpretations with respect thereto, in each case as from time to time in effect; (vi) references to a Person include such Person’s successors and assigns to the extent not prohibited by this Agreement; and (vii) references to a “day” or number of “days” (without the explicit use of the defined term “business day”) will be interpreted as a reference to a calendar day or number of calendar days.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the Effective Date.

RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION, INC.

By: /s/ Max Khan

Name:  Max Khan

Title:    President, CEO

SOLELY AS TO SECTIONS 5 AND 10.2

/s/ Max Khan

Max Khan, Individually

CORNERSTONE PROGRAM ADVISORS INC.

SUSTAINABLE ENERGY INDUSTRIES LLC

By: /s/ Thomas Telegades

By: /s/ Peter Fazio

Name:  Thomas Telegades

Name:  Peter Fazio

Title:     Managing Member

Title:    Chief Executive Officer

CORNERSTONE ACQUISITION CORP.

SUSTAINABLE ACQUISITION CORP.

By:/s/ Max Khan

By: /s/ Max Khan

Name:  Max Khan

Name:  Max Khan

Title:    Chief Executive Officer

Title:    Chief Executive Officer

EXHIBIT C

RECEIVABLE ACQUISITION & MANAGEMENT CORPORATION
2013 EQUITY INCENTIVE AWARD PLAN

ARTICLE I
INTRODUCTION

        1.1    Purpose.     The Receivable Acquisition & Management  Corporation 2013 Equity Incentive Award Plan is intended to promote the interests of Receivable Acquisition & Management  Corporation, a Delaware corporation, and its stockholders by encouraging Employees, Service Providers and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company. The Plan provides for payment of various forms of incentive compensation, and accordingly, is not intended to be a plan that is subject to ERISA, and shall be administered accordingly.

        1.2    Definitions.     As used in the Plan, the following terms shall have the meanings set forth below:

        "Affiliate" means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee and (ii) any trades or businesses, whether or not incorporated, which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company; provided, however, that with respect to Incentive Stock Options, the term "Affiliate" shall mean only a "parent corporation" of the Company or a "subsidiary corporation" of the Company or of any such parent corporation (as such terms are defined in Sections 424(e) and (f) of the Code and determined in accordance with Section 421 of the Code); and provided further, that with respect to grants of Non-Qualified Options, the term "Affiliate" shall mean only a corporation or other entity in a chain of corporations and/or other entities in which the Company has a "controlling interest" within the meaning of Treas. Reg. §1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.

        "Award Agreement" means the written agreement pursuant to the Plan between the Company and a Participant evidencing the grant of an Award and the terms and conditions thereof.

        "Awards" means, collectively, Options, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Restricted Stock Unit Awards, and Other Stock or Performance-Based Awards.

        "Board" means the Board of Directors of the Company; provided, however, that to the extent necessary with respect to any Award intended to comply with and result in Performance-Based Compensation, the term "Board" shall mean the Committee.

        "Business Criteria" means those criteria set forth in Section 9.2(b) as the standards for measurement of the performance of the Company in connection with Performance Goals.

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        "Cash Value" of an Award means the sum of (i) in the case of any Award which is not an Option or an Award of Restricted Stock, the value of all benefits to which the Participant would be entitled if the Award were vested and settled or exercised and (ii) (A) in the case of any Award that is an Option, the excess of the Market Value Per Share over the Exercise Price or (B) in the case of an Award of Restricted Stock, the Market Value Per Share of Restricted Stock, multiplied by the number of shares subject to such Award, all as determined by the Board as of the date of the Change of Control or such other date as may be determined by the Board.

        "Cause", unless otherwise defined in the applicable Award Agreement, means, with respect to the termination of a Participant: (i) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under any agreement with the Company or any of its Affiliates; (ii) the willful and continued failure or refusal of the Participant substantially to perform the duties required of him or her as an Employee, Non-Employee Director or Service Provider, or performance significantly below the level required or expected of the Participant, as determined by the Committee; (iii) the Participant's willful misconduct, gross negligence or breach of fiduciary duty that, in each case or in the aggregate, results in material harm to the Company or any of its Affiliates; (iv) any willful violation by the Participant of any federal, state or foreign law or regulation applicable to the business of the Company or any of its Affiliates, or the Participant's commission of any felony or other crime involving moral turpitude, or the Participant's commission of an act of fraud, embezzlement or misappropriation; or (v) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Affiliates. The Committee shall determine whether Cause exists and whether a termination is or was for Cause, and each Participant shall agree, by acceptance of the grant of an Award and the execution of an Award Agreement, that the Committee's determinations are conclusive and binding on all persons for all purposes of the Plan.

        "Change of Control" shall be deemed to have occurred upon any of the following events:

        (a)   any "person" or "persons" (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Sections 13(d) and 14(d) of the Exchange Act) other than and excluding (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate of the Company, (iv) an entity owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

        (b)   the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

        (c)   the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

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        (d)   the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

        (e)   the Incumbent Board ceases for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

        Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term "Change of Control" met the requirements of Section 409A(a)(2)(A)(v) of the Code, then the term "Change of Control" herein shall mean, but only with respect to the income so affected, a transaction, circumstance or event that constitutes a "Change of Control" (as defined above) and that also constitutes a "change in control event" within the meaning of Treas. Reg. §1.409A-3(i)(5).

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and administrative guidance thereunder.

        "Committee" means the Compensation Committee of the Board; provided however, if the Compensation Committee is not comprised of two or more members of the Board, each of whom qualifies as both an "outside director" (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a "non-employee director" (within the meaning of Rule 16b-3 under the Exchange Act), then the Board shall appoint a committee (which shall constitute the "Committee") of two or more members of the Board, each of whom qualifies as both an "outside director" (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a "non-employee director" (within the meaning of Rule 16b-3 under the Exchange Act).

        "Common Stock" means the common stock, par value $.001 per share, of the Company.

        "Company" means Receivable Acquisition & Management Corporation, a Delaware corporation, or any successor thereto which assumes and continues the Plan.

        "Covered Employee" means the Chief Executive Officer of the Company and each of the three highest paid officers of the Company other than the Chief Executive Officer or the Chief Financial Officer as described in Section 162(m)(3) of the Code, as well as any other person who is, or who is designated by the Committee at the time of grant of an Award as likely to be, a "covered employee" within the meaning of Section 162(m)(3) of the Code.

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        "Disability" means the condition of being unable to perform the Employee's or Non-Employee Director's material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician reasonably satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director (or his guardian) and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant's Disability. Notwithstanding the foregoing, (i) with respect to any item of income under an Award to which the foregoing definition would apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term "Disability" included and met the requirements of a "disability" within the meaning of Treas. Reg. §1.409A-3(i)(4), then the term "Disability" shall mean, but only with respect to the income so affected, (a) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months or (b) the receipt of income replacements by the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, for a period of not less than three months under the Company's accident and health plan; and (ii) with respect to an Incentive Stock Option, "Disability" shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, determined in accordance with Sections 22(e)(3) and 422(c)(6) of the Code.

        "Disabled" means being in a condition or state that constitutes Disability.

        "Disqualifying Disposition" means, with respect to shares of Common Stock acquired by the exercise of an Incentive Stock Option, a "disqualifying disposition" within the meaning of Section 422 of the Code.

        "Effective Date" means, with respect to the Plan, the date that the Plan is adopted by the Board, but only if the Plan as so adopted is approved by the stockholders of the Company not more than one year after the date of such adoption. The Effective Date, as so defined, is April 11, 2013.

        "Employee" means any employee of the Company or an Affiliate, including any such employee who is an officer or director of the Company or of an Affiliate.

        "Employment" includes any period in which a Participant is an Employee of the Company or an Affiliate.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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        "Exercise Price" means the purchase price of shares (or, of each share, as the context requires) of Common Stock under an Option, as specified in the applicable Award Agreement. The Exercise Price under an Option shall be not less than the 110% of the FMV Per Share on the date of grant.

        "Fair Market Value" and "FMV Per Share" mean, with respect to shares of Common Stock, the closing price of the Common Stock as reported on the principal national securities exchange in the United States on which such shares are trading for the date of the determination, or if there are no sales of shares of Common Stock on such exchange on such date, for the most recent preceding day as of which sales of shares of Common Stock have occurred on such exchange. If shares of the Common Stock are not listed or admitted to trading on any exchange as of the determination date, the Board shall, in good faith, determine the fair market value of such shares using a reasonable application of any reasonable valuation method selected by the Board in its discretion.

        "Forfeit" (and variations thereof, whether or not capitalized) means to lose a Participant's rights under an Award prior to its vesting (or, in the case of an Option or a Stock Appreciation Right, prior to its exercise, even if such Option or Stock Appreciation Right has vested) as a result of cancellation, revocation, lapse or expiration of the Award in accordance with the Plan and the terms of the Award Agreement; and "forfeiture" means the loss of the rights that are so forfeited.

        "Grant Price" means the value (which value shall be not less than the 110% of the FMV Per Share on the date of grant) assigned to a Stock Appreciation Right under the applicable Award Agreement and used in the determination of the Spread for such Stock Appreciation Right.

        "Incentive Stock Option" means any option that satisfies the requirements of Section 422 of the Code and is granted pursuant to ARTICLE III of the Plan.

        "Incumbent Board" means individuals who, as of the Effective Date, constitute the Board.

        "Market Value Per Share" means the higher of the FMV Per Share and the price per share of Common Stock, if any, payable pursuant to the Change of Control. "Market Value Per Share" shall apply only if Cash Value is to be determined and paid pursuant to Section 10.9.

        "Non-Employee Director" means a person who is a member of the Board but who is neither an Employee nor a Service Provider of the Company or any Affiliate.

        "Non-Qualified Option" means an Option not intended to satisfy the requirements of Section 422 of the Code and which is granted pursuant to ARTICLE II of the Plan.

        "Option" means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Option, or both, as applicable.

        "Option Expiration Date" means the date determined by the Committee and set forth in the Award Agreement relating to an Option, as the latest date on which that Option may be exercised under any circumstance, which shall not be more than ten (10) years (or, in the case of certain Incentive Stock Options, five (5) years, as provided in Section 3.4) after the date of grant of an Option.

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        "Optionee" means a Participant who holds an Option that has not terminated by forfeiture, expiration or otherwise, and the guardian of the Participant or the estate of a deceased Participant to the extent exercise thereby is permitted under the Plan.

        "Other Stock or Performance-Based Award" means an Award granted pursuant to ARTICLE VIII that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in cash or shares of Common Stock or both.

        "Participant" means an eligible Non-Employee Director, Employee or Service Provider who has been granted and holds an Award that has neither been forfeited nor settled in connection with its vesting or exercise, as applicable.

        "Pay", "paid", "payment", "payable", and variations thereof, and "settle", "settled", "settlement" and variations thereof, shall, unless the context clearly indicates otherwise, mean the settlement and satisfaction of an Award, in whole or in part, whether by the payment of cash, the delivery of shares of Common Stock, or any combination of the foregoing by the Company.

        "Performance-Based Compensation" means "performance-based compensation" within the meaning of Section 162(m) of the Code.

        "Performance Criteria" means the conditions and requirements specified in the Award Agreement and in accordance with the Plan relating to a given Award, which may constitute a "substantial risk of forfeiture" within the meaning of Sections 83 and/or 409A of the Code, as applicable, and which shall require:

        (i)    the future performance of substantial services by the Participant to the Company or its Affiliates, and/or

        (ii)   the occurrence or attainment of one or more conditions that are related to the purpose of the Award and the compensation that may be earned thereunder, the timely attainment or fulfillment of which shall constitute a precondition for vesting of the Award.

        "Performance Goal(s)" means Performance Criteria based on Business Criteria and established and determined in accordance with ARTICLE IX.

        "Performance Period" means a period of not less than twelve (12) months and not more than sixty (60) months with respect to which the Committee may establish Performance Goals.

        "Phantom Stock" means an Award granted pursuant to ARTICLE V that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in shares of Common Stock.

        "Phantom Stock Award" means an Award of Phantom Stock, granted pursuant to ARTICLE V.

        "Plan" means the Receivable Acquisition & Management Corporation 2013 Equity Incentive Award Plan.

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        "Restricted Period" means the period during which an Award is subject to forfeiture and/or is not exercisable.

         "Restricted Stock" means one or more shares of Common Stock granted under ARTICLE VI of the Plan that are not vested and remain subject to forfeiture.

        "Restricted Stock Unit" means an Award granted pursuant to ARTICLE VII that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in cash.

        "Restricted Stock Unit Award" means an Award of Restricted Stock Units, granted pursuant to ARTICLE VII.

        "Service Provider" means any individual, other than a Non-Employee Director or an Employee, who renders services to the Company or an Affiliate, whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Spread" means, in the case of a Stock Appreciation Right, the excess of (i) the FMV Per Share on the date of exercise of the Stock Appreciation Right over (ii) an amount not less than the Grant Price of the Stock Appreciation Right.

        "Stock Appreciation Rights" means an Award granted pursuant to ARTICLE IV that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting an amount equal to the Spread.

        "Taxable year" unless otherwise indicated, means the taxable year of the Company.

        "Termination" (whether or not capitalized) means the end of the Participant's Employment, status as a member of the Board, or engagement or relationship as a Service Provider, as the case may be, which is intended and reasonably anticipated by the Company to result in the permanent cessation of services by the Participant to the Company and its Affiliates in such capacity. Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under an Award, but where such tax would not apply or be imposed if the meaning of the term "termination" included and met the requirements of a "separation from service" within the meaning of Treas. Reg. §1.409A-1(h), then the term "termination" herein shall mean, but only with respect to the income so affected, an event, circumstance or condition that constitutes both a "termination" as defined in the preceding sentence and a "separation from service" within the meaning of Treas. Reg. §1.409A-1(h). In the case of an Incentive Stock Option, "termination" shall mean the cessation of the requisite employment relationship determined in accordance with Section 421 of the Code.

        "Vest," "vesting" and variations thereof (whether or not capitalized), means (i) with respect to an Award other than an Option, the lapsing or elimination of the Participant's risk of forfeiture with respect to such Award, and (ii) with respect to an Option, such Option becoming exercisable, in each such case by reason of the timely satisfaction, as determined by the Committee (or, if otherwise provided in this Plan, by the Board), of the Performance Criteria for such Award.

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        1.3    Shares Subject to the Plan.

        (a)    Authorized Shares.    The maximum number of shares of Common Stock that may be issued under the Plan shall be 3,000,000 shares. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options is 3,000,000 shares. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c). The shares of Common Stock to be delivered under the Plan shall be fully paid and nonassessable and may be made available from authorized but unissued shares of Common Stock, treasury stock or shares of Common Stock acquired in the open market. No fractional shares shall be issued under the Plan. Payment for any fractional shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash. Each share of Common Stock that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the foregoing maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the Plan pursuant to such limitations. Without limiting the generality of the foregoing, the number of shares of Common Stock remaining available for Award under the foregoing maximum share limitations, as reduced for charges in respect of Awards made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, shares of Common Stock (i) not issued and that cease to be issuable for any reason, including but not limited to forfeiture, revocation, cancelation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the Exercise Price of any Option, (iii) tendered to or withheld by the Company to satisfy tax withholding or other obligations, and/or (iv) repurchased by the Company, whether with Option proceeds or otherwise.

        (b)    Certain Limitations on Awards.    The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights (combined) awarded to any one Participant pursuant to this Plan in any calendar year shall not exceed 600,000 shares. The maximum number of shares of Common Stock which may be subject to Awards of Restricted Stock made to any one Participant pursuant to this Plan in any calendar year shall be 200,000 shares. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Restricted Stock Units shall not exceed $100,000. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Phantom Stock under this Plan shall not exceed the Fair Market Value (determined as of the date of vesting) of 600,000 shares of Common Stock. The maximum amount of compensation that may be paid to any Participant in any calendar year pursuant to Other Stock or Performance-Based Awards under this Plan, (i) if the compensation under the Other Stock or Performance-Based Awards is denominated under the Award Agreement only in terms of shares of Common Stock or a multiple of the FMV Per Share of Common Stock, shall not exceed the Fair Market Value (determined as of the date of vesting) of 600,000 shares of Common Stock; or (ii) in all other cases, shall not exceed $100,000.  The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c).

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        (c)    Share Adjustments.    Notwithstanding the above, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Board. Upon the occurrence of any of the events described in the immediately preceding sentence, in order to preserve the fair value of Awards subject to the Plan, the Board shall adjust any or all of the following so that the fair value of the Award immediately after the event is equal to the fair value of the Award immediately prior to the event: (i) the remaining number of authorized shares of Common Stock with respect to which Awards may be granted, (ii) the number of shares of Common Stock subject to each and all outstanding Awards, (iii) the Exercise Price, Grant Price or other similar value with respect to an Award, (iv) the Performance Goals applicable to any outstanding Awards intended to qualify as Performance-Based Compensation (subject to such limitations as appropriate under Section 162(m) of the Code), and (v) any other terms of an Award that are affected by the event. Any adjustments to an outstanding Option or Stock Appreciation Right shall be made (i) without change in the total Exercise Price applicable to the Option or Grant Price applicable to the Stock Appreciation Right or any unexercised portion of the Option or Stock Appreciation Right (except for any change in such aggregate price resulting from rounding-off of share quantities or prices) and (ii) with any necessary corresponding adjustment in Exercise Price and/or Grant Price per share. Notwithstanding the foregoing, all such adjustments, if any, shall be made in a manner consistent with the requirements of Section 409A of the Code in the case of an Award to which Section 409A of the Code is applicable or would be so as a result of or in connection with any actual or proposed adjustment(s), in a manner consistent with the requirements of Section 424(a) of the Code in the case of Incentive Stock Options, and in a manner consistent with Section 162(m) of the Code in the case of any Award held by a Covered Employee and intended to constitute Performance-Based Compensation. The Board's determinations shall be final, binding and conclusive with respect to the Company and all other interested persons.

        1.4    Administration of the Plan.     The Plan shall be administered by the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

        (a)   to interpret the Plan and all Awards under the Plan;

        (b)   to make, amend and rescind such rules as it deems necessary for the proper administration of the Plan;

        (c)   to make all other determinations necessary or advisable for the administration of the Plan;

        (d)   to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan;

        (e)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Common Stock to be subject to each Award;

        (f)    to determine the type of Award granted and to designate Options as Incentive Stock Options or Non-Qualified Options;

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        (g)   to determine the Fair Market Value of shares of Common Stock or other property;

        (h)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the Exercise Price or purchase price of shares of Common Stock purchased pursuant to any Award, (ii) the method of payment for shares of Common Stock purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding of shares of Common Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Business Criteria and Performance Goals applicable to any Award intended to qualify as Performance-Based Compensation and the extent to which such Performance Goals have been achieved, (vi) the time of the expiration of any Award, (vii) the effect of the Participant's termination on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

        (i)    to determine whether an Award will be settled in shares of Common Stock, cash, or in any combination thereof;

        (j)    to approve one or more forms of Award Agreement;

        (k)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

        (l)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares of Common Stock acquired pursuant thereto, including with respect to the period following a Participant's termination; and

        (m)  to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards.

        Any action taken or determination made by the Committee (or, where applicable, the Board) pursuant to this and the other sections of the Plan shall be final, binding and conclusive on all affected persons, including, without limitation, the Company, any Affiliate, any Participant, holder or beneficiary of an Award, any stockholder and any Employee, Service Provider or Non-Employee Director. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder, and the members of the Board and the Committee shall be entitled to indemnification to the fullest extent permitted by law and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising from or in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties.

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        1.5    Granting of Awards to Participants.     The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Service Providers and Non-Employee Directors as may be selected by it, subject to the terms and conditions set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company or its Affiliates and any other factors that it may deem relevant. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Committee must be ratified by the Board. In no event shall any Employee, Service Provider or Non-Employee Director, nor his, her or its legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan, except to such extent, if any, as permitted under the Plan and as the Board or the Committee may determine.

        1.6    Term of Plan.     The Plan shall become effective on the Effective Date. No Award made before the Effective Date shall be binding or given any effect. If not sooner terminated under the provisions of Section 1.7, the Plan shall terminate upon, and no further Awards shall be made after, the tenth (10th) anniversary of the Effective Date.

        1.7    Amendment and Discontinuance of the Plan.     The Board may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, that, except as permitted under Section 10.9 in connection with a Change of Control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code or other applicable laws, or to prevent adverse tax consequences to the Participants), suspension or termination of the Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights with respect to such Award in any material respect unless or to the extent specified in the Award itself; and provided further that, no amendment shall be effective prior to its approval by the stockholders of the Company, to the extent such approval is required by

(a) applicable legal requirements or (b) the requirements of any securities exchange on which the Company's stock may be listed.

ARTICLE II
NON-QUALIFIED OPTIONS

        2.1    Eligibility.     The Committee may grant Non-Qualified Options to purchase shares of Common Stock to any Employee, Service Provider and Non-Employee Directors according to the terms set forth below.

        2.2    Exercise Price.     The Exercise Price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under this ARTICLE II shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of such Non-Qualified Option.

        2.3    Award Agreement.     Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Option Expiration Date, the number of shares of Common Stock to which the Option pertains, the time or times at which such Option shall vest and be exercisable and such other terms and conditions not inconsistent with this ARTICLE II as the Committee shall determine.

        2.4    Terms and Conditions of Non-Qualified Options.

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        (a)    Option Period and Conditions and Limitations on Exercise.    No Non-Qualified Option shall be exercisable prior to vesting, after forfeiture or later than the Option Expiration Date.

        (b)    Exercise.    Options granted under this Plan shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares being purchased and, unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the Exercise Price for each Option shall be made (i) in cash or by certified check payable and acceptable to the Company, (ii) subject to such conditions and requirements as the Committee may specify, at the written request of the Optionee, by the Company's withholding from shares otherwise deliverable pursuant to the exercise of the Option shares of Common Stock having an aggregate Fair Market Value as of the date of exercise that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (i) above, (iii) with the consent of the Committee, by tendering to the Company shares of Common Stock owned by the Optionee for more than six months having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iv) subject to such instructions as the Committee may specify, at the Optionee's written request the Company may deliver certificates for the shares of Common Stock for which the Option is being exercised to a broker for sale on behalf of the Optionee; provided that the Optionee has irrevocably instructed such broker to remit directly to the Company on the Optionee's behalf the full amount of the exercise price from the proceeds of such sale. In the event that the Optionee elects to make payment as allowed under clause (iii) above, the Committee may, upon confirming that the Optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the Optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, Optionee shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. The exercise shall be effective only upon the satisfaction of the foregoing requirements, as applicable. Delivery of the shares of Common Stock subject to the exercise shall be effected within ten (10) business days of the date of exercise.

        (c)    Listing and Registration of Shares.    Each Option shall be subject to the requirement that if at any time the Board or the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Board.

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        2.5    Option Repricing.     The Board or the Committee may, subject to stockholder approval and compliance with applicable securities laws, grant to Optionees holding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having Exercise Prices lower (but not lower than the 100% of the FMV Per Share on the date of grant of the new Non-Qualified Option) or, with the consent of the Optionee, higher than the Exercise Price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Board or the Committee may deem appropriate, provided that no changes to the Exercise Price, terms or conditions shall be made, and the new Non-Qualified Option shall not be Awarded, if the affected Non-Qualified Options would become subject to the income tax under Section 409A of the Code. An adjustment to the Exercise Price pursuant to Section 1.3(c) shall not require the Optionee's consent.

        2.6    Exercisability and Vesting.     Subject to Sections 10.8 and 10.9, unless otherwise provided in the Award Agreement, each Option shall vest such that one-third ([1/3]) of the original number of shares of Common Stock subject to an Option granted to a Participant shall become purchasable by exercise as of each anniversary of the date of grant of such Option until the Option is fully exercisable or the Option is forfeited or expires. Unless otherwise specified in the Award Agreement relating to an Option, all shares of Common Stock purchased by the exercise of an Option shall be fully vested from the time of their acquisition by exercise of the Option.

ARTICLE III
INCENTIVE STOCK OPTIONS

        The terms specified in this ARTICLE III shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this ARTICLE III, all the provisions of ARTICLE II shall be applicable to Incentive Stock Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this ARTICLE III.

        3.1    Eligibility.     Incentive Stock Options may only be granted to Employees.

        3.2    Exercise Price.     Subject to Section 3.4, the Exercise Price per share shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of the Incentive Stock Option.

        3.3    Dollar Limitation.     The aggregate Fair Market Value of shares of Common Stock issued pursuant to one or more Options granted to any Employee (determined as of the date the Option is, or the respective dates the Options are, granted under the Plan) that become exercisable for the first time as Incentive Stock Options during any one (1) calendar year shall not exceed $100,000. To the extent the Employee holds two (2) or more such Options (whether under this Plan or any other plan of the Company or any Affiliate) which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be determined in accordance with Section 422 of the Code.

        3.4    10% Stockholder.     If any Employee to whom an Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, then the Exercise Price per share under such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the FMV Per Share on the date of grant, and the Option Expiration Date shall not be later than the fifth anniversary of the date of grant of such Option. For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee's ownership.

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        3.5    Incentive Stock Options Not Transferable.     No Incentive Stock Option granted hereunder (a) shall be transferable, other than by will or by the laws of descent and distribution, and (b) except as provided in the Award Agreement permitted under Section 422 of the Code, shall be exercisable during the Optionee's lifetime by any person other than the Optionee (or his guardian).

        3.6    Compliance with Section 422 of the Code.     All Options that are intended to be Incentive Stock Options described in Section 422 of the Code shall be designated as such in the Award Agreement for such Option, shall be granted on or before the tenth anniversary of the Effective Date, shall have an Option Expiration Date not later than the tenth anniversary of the date of grant of such Option, and shall, in all respects, be issued in compliance with Section 422 of the Code.

        3.7    Limitations on Exercise.     No Incentive Stock Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

        3.8    Notification of Disqualifying Disposition.     Any Employee who receives an Incentive Stock Option grant shall be required to notify the Committee of any Disqualifying Disposition of any shares of Common Stock issued pursuant to the exercise of the Incentive Stock Option within ten (10) days of such Disqualifying Disposition.

ARTICLE IV
STOCK APPRECIATION RIGHTS

        4.1    Eligibility.     The Committee is authorized to grant Stock Appreciation Rights to Employees, Service Providers and Non-Employee Directors in accordance with the following terms and conditions.

        4.2    Grant Price.     Each Stock Appreciation Right granted hereunder shall have a Grant Price equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant.

        4.3    Terms.     Each Stock Appreciation Right Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the Stock Appreciation Right, the number of shares of Common Stock to which the Stock Appreciation Right Award pertains, the time or times at which the Stock Appreciation Right shall vest (including based on achievement of performance goals and/or future service requirements) and such other terms and conditions as the Committee shall determine; provided, however, a Stock Appreciation Right shall not be granted in tandem or in combination with any other Award if that would (i) cause application of Section 409A of the Code to the Award or (ii) result in adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.

        4.4    Payment of Stock Appreciation Rights.     Stock Appreciation Rights granted under this Plan shall be exercised by delivery of a written notice of exercise to the Company, setting forth the number of shares with respect to which the Stock Appreciation Right is to be exercised, accompanied by full payment of all required withholding taxes, unless other arrangements have been made with the Committee. Upon exercise of the Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company (in cash or shares of Common Stock or a combination of both) equal to the Spread. Payment of the Spread shall be made within ten (10) business days of the date of exercise. Notwithstanding the foregoing, the Committee may provide in the Award Agreement, in its sole discretion, that the Spread covered by a Stock Appreciation Right may not exceed a specified amount.

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        4.5    Repricing.     The Board or the Committee may, subject to stockholder approval and compliance with applicable securities laws, grant to Participants holding Stock Appreciation Rights, in exchange for the surrender and cancellation of such Stock Appreciation Rights, new Stock Appreciation Rights having Grant Prices lower (but not lower than 100% of the FMV Per Share on the date of grant of the new Stock Appreciation Rights) or, with the consent of the Participant, higher than the Grant Price provided in the Stock Appreciation Rights so surrendered and canceled and containing such other terms and conditions as the Board or the Committee may deem appropriate, provided that no changes to the Grant Price, terms or conditions shall be made, and the new Stock Appreciation Rights shall not be Awarded, if the affected Stock Appreciation Rights would become subject to the income tax under Section 409A of the Code. An adjustment to the Grant Price pursuant to Section 1.3(c) shall not require the Participant's consent.

ARTICLE V
PHANTOM STOCK

        5.1    Eligibility and Awards.     The Committee is authorized to grant Phantom Stock Awards, which are rights to receive cash or Common Stock (or a combination of both) equal to the Fair Market Value of a specified number of shares of Common Stock upon vesting, subject to the terms and conditions of this ARTICLE V, to Employees, Service Providers and Non-Employee Directors.

        5.2    Terms.     Each Phantom Stock Award shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Phantom Stock Award pertains. The Performance Criteria upon which vesting of the Phantom Stock shall be conditioned and such other terms, conditions and requirements as the Committee shall determine shall be set forth in the Award Agreement.

        5.3    Lapse of Restrictions/Payment.     Upon vesting, subject to the provisions of ARTICLE XI and the terms of the Award Agreement, the Company shall pay to the Participant one share of Common Stock or cash (or a combination of both) equal to the Fair Market Value of a share of Common Stock (as provided in the applicable Award Agreement) for each share of vested Phantom Stock. Except as otherwise may be required under Section 409A of the Code, such payment shall be made in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant's estate by such date.

        5.4    Performance Goals.     If the Committee determines that an Award of Phantom Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VI
RESTRICTED STOCK

        6.1    Eligibility.     All Employees, Service Providers and Non-Employee Directors shall be eligible for grants of Restricted Stock.

        6.2    Terms.     Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the period(s) of restriction (the Restricted Period(s)), the number of Restricted Stock granted, the applicable Performance Criteria and vesting conditions, and such other terms and conditions as the Committee shall determine.

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        6.3    Restrictions, Restricted Period and Vesting.

        (a)    Restrictions.    The Restricted Stock shall be subject to such Performance Criteria (including, without limitation, limitations that qualify as a "substantial risk of forfeiture" within the meaning given to that term under Section 83 of the Code) and to the right of repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to vesting, any attempted transfer of Restricted Stock shall be prohibited, ineffective and void. The Company shall have the right to repurchase or recover such forfeited shares of Restricted Stock for the lesser of (i) the amount of cash paid by the Participant to the Company therefor, if any, or (ii) the Fair Market Value of an equivalent number of the shares of Common Stock determined on the date the Restricted Stock is forfeited.

        (b)    Immediate Transfer Without Immediate Delivery of Restricted Stock.    Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, unless and until such Restricted Stock vests, shall be left on deposit with the Company, or in trust or escrow pursuant to an agreement satisfactory to the Committee, along with a stock power endorsed in blank, until such time as the restrictions on transfer have lapsed. Unless otherwise provided in the Award Agreement, the Participant holding Restricted Stock shall have all the rights of a stockholder with respect to such shares, including the right to vote and the right to receive dividends or other distributions when paid or made with respect to such shares; provided, however, that unless otherwise provided in the Award Agreement in the case of Restricted Stock with respect to which vesting is conditioned on Performance Criteria, other than the continuation of the Participant's Employment or status as a Non-Employee Director or Service Provider for a Restricted Period of a fixed or specified duration, the Participant shall not have the right to receive dividends and/or vote with respect to such Restricted Stock until the Restricted Stock vests, at which time, the sum of all dividends on such Restricted Stock for the Restricted Period shall be paid to the Participant without interest. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

"The shares represented by this certificate have been issued pursuant to the terms of Receivable Acquisition & Management Corporation 2013 Long-Term Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award plan dated April 11, 2013.”

        In addition, during any periods when Awards of Restricted Stock are made and the Company does not have in place an effective registration statement on Form S-8 or other available form permitted by the Securities and Exchange Commission, any certificate or certificates representing shares of Restricted Stock (vested or unvested) shall bear a legend similar to the following:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any other securities law. No sale, transfer or other disposition of such securities, or of any interest therein, may be made or shall be recognized unless in the satisfactory written opinion of counsel for, or other counsel satisfactory to, the issuer such transaction would not violate or require registration under the Act or other law."

        6.4    Delivery of Shares of Common Stock.     After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of Restricted Stock (including the withholding requirements and other requirements of ARTICLE XI), a certificate for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Participant.

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        6.5    Performance Goals.     If the Committee determines that an Award of Restricted Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VII
RESTRICTED STOCK UNITS

        7.1    Eligibility and Awards.     The Committee is authorized to grant Restricted Stock Unit Awards to all Employees, Service Providers and Non-Employee Directors ("Restricted Stock Unit Awards"), subject to the terms and conditions of this ARTICLE VII.

        7.2    Terms.     Restricted Stock Unit Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the Restricted Period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the period(s) of restriction, the number of notional shares of Common Stock to which the Restricted Stock Unit Award pertains, and such other terms and conditions as the Committee shall determine.

        7.3    Payment/Settlement of Restricted Stock Units.     Subject to the withholding and other requirements of ARTICLE XI and provisions of the Restricted Stock Unit Award, the Company shall pay to the Participant shares of Common Stock, cash or a combination of both, in an amount equal to the number of notional shares of Common Stock that have vested multiplied by the Fair Market Value of a share of Common Stock as of the date of vesting. Except as otherwise may be required under Section 409A of the Code, such payment shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the Restricted Stock Unit vests. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant's estate by this date.

        7.4    Performance Goals.     If the Committee determines that an Award of Restricted Stock Units to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VIII
OTHER STOCK OR PERFORMANCE-BASED AWARDS

        The Committee is hereby authorized to grant to Employees, Service Providers and Non-Employee Directors "Other Stock or Performance-Based Awards," which shall consist of a right which (a) is not an Award described in any other Article of this Plan and (b) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or cash as deemed by the Committee to be consistent with the purposes of this Plan. Subject to the terms of this Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Awards, including the applicable Performance Criteria which shall be contained in an Award Agreement covering such Awards. Notwithstanding any other provisions of the Plan, except as otherwise may be required under Section 409A of the Code, upon the vesting of Other Stock or Performance-Based Awards, payment or the settlement of such Award shall be made (whether in cash or shares of Common Stock or a combination of both) in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. If the Committee determines that an Other Stock or Performance-Based Award to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

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ARTICLE IX
PERFORMANCE-BASED COMPENSATION

        9.1    Awards of Performance-Based Compensation.     Award Agreements for Awards that are intended and designated by the Committee as subject to the requirements for Performance-Based Compensation, other than Awards of Options and Stock Appreciation Rights, shall so state, shall specify Performance Criteria, each of which shall constitute a Performance Goal, and shall, along with the Award, be subject to and comply with this ARTICLE IX.

        9.2    Performance Goals.

        (a)    General.    Performance Goals shall be established by the Committee for each Performance Period and set forth in each Award Agreement. Each Performance Goal shall consist of and incorporate (i) one or more designated Business Criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such Business Criteria for the Performance Period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the Performance Goal for the achievement of each specified Business Criteria at the prescribed level(s), standard(s), degree(s) or range(s). Performance-Based Compensation shall vest and shall be paid only if and to the extent vested under the Performance Goals. Performance Goals may be based on any one or more Business Criteria, on an absolute or relative basis or as compared to the performance of a published index deemed by the Committee to be applicable to the Company, including but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies. Performance Goals shall be established, Awards shall be granted and the Award Agreement shall be provided to Participant and shall become binding at a time when the achievement of or outcome under each applicable Performance Goal is "substantially uncertain" (within the meaning of Section 162(m) of the Code), and in all events by no later than the earlier of the 90th day of the Performance Period or the lapse of 25 percent (25%) of the Performance Period, unless otherwise required or permitted for "performance-based compensation" under Section 162(m) of the Code. Performance Goals may differ among Awards granted to any one Participant or for Awards granted to different Participants. The Committee shall have the discretion to reduce the amount of Performance-Based Compensation payable under an Award (even if it has otherwise vested under the applicable Performance Goal) for a Participant's negative conduct or other activities or factors as the Committee may determine, but it shall not have the authority to increase Performance-Based Compensation above the amount which vests under the Performance Goals or to pay or provide compensation in lieu of Performance-Based Compensation which does not so vest.

        (b)    Business Criteria.    The Business Criteria are as follows:

i.

stock price;

ii.

earnings per share;

iii.

increase in revenues;

iv.

increase in cash flow;

v.

cash flow per share;

vi.

increase in cash flow return;

vii.

return on net assets;

viii.

return on assets;

ix.

return on investment;

x.

return on capital;

xi.

return on equity;

xii.

economic value added;

xiii.

gross margin;

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xiv.

net income;

xv.

pretax earnings;

xvi.

pretax earnings before interest;

xvii.

pretax earnings before interest, depreciation and amortization;

xviii.

pretax operating earnings after interest expense and before incentives, service fees extraordinary or special items;

xix.

operating income;

xx.

total stockholder return;

xxi.

debt reduction;

xxii.

 reduction in cost

        (c)    Written Determinations.    All determinations by the Committee as to the establishment of Performance Goals and the amount and terms of each Award shall be made in writing. In addition, the Committee shall certify in writing prior to the payment of any compensation under any Award designated as intended to comply with the requirements of Performance-Based Compensation the results under each Business Criteria on which any Performance Goal is based, whether (and, if applicable, the degree to which) each Performance Goal and each other material term of the Award were satisfied, and the resulting amount of compensation vested and payable under such Award. The Committee may not delegate any responsibility relating to Awards subject to this ARTICLE IX.

        (d)    Status of Awards under Section 162(m) of the Code.    It is the intent of the Company that Awards granted to Covered Employees and designated as intended to comply with the requirements for Performance-Based Compensation shall comply with the requirements necessary to constitute Performance-Based Compensation under Section 162(m)(4)(c) of the Code. Accordingly, the terms of this ARTICLE IX shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of this Plan otherwise applicable to an Award that is designated as intended to comply with the requirements for Performance-Based Compensation does not so comply or is inconsistent with the provisions of this ARTICLE IX, with the effect that such Award would not comply with the requirements for Performance-Based Compensation, such other provision shall be construed or deemed amended to the extent necessary to conform to such requirements and the provisions of this ARTICLE IX shall prevail with respect to such Award, but only to the extent necessary to prevent that Award from failing to comply with the requirements for Performance-Based Compensation.

ARTICLE X
CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

        10.1    General.     Awards shall be evidenced by an Award Agreement between the Company and the Participant in such forms as the Committee shall provide and may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award. The Committee may amend an Award; provided, however, that, subject to Section 10.9, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person's rights with respect to such Award in any material respect. (Adjustments pursuant to Section 1.3(c) shall not be considered as adversely affecting a person's rights.) The Board or the Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that subject to Section 10.9, the Board or the Committee shall not have the discretion to accelerate or waive any term or condition of an Award, to increase the amount, if any, otherwise payable in accordance with the terms of the Award, or to pay any amount in lieu of an amount not earned or vested under the terms of an Award if such Award is intended to qualify as Performance-Based Compensation and such discretion

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would cause the Award not to so qualify. Except in cases in which the Board or the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant of any Award.

        10.2    Stand-Alone, Additional, Tandem and Substitute Awards.     Subject to Section 2.5 and Section 4.5, Awards granted under the Plan may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Any such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board or the Committee shall require the surrender of such other Award for cancellation in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Any action contemplated or otherwise permitted under this Section 10.2 shall be allowed and effective only to the extent that such action would not cause or otherwise result in adverse consequences under Section 409A of the Code.

        10.3    Term of Awards.     The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock, Restricted Stock or Restricted Stock Unit Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any such Award exceed a period of ten (10) years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

        10.4    Securities Requirements.     No exercise of any Option or any Stock Appreciation Right shall be effective, and no payment of cash or transfer of shares of Common Stock will be made, unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met. The Company may require the Participant to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the first sentence of this Section 10.4.

        10.5    Transferability.

        (a)    Non-Transferable Awards and Options.    Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than Restricted Stock which has vested, will be (i) assignable, saleable or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished  with a copy of the deceased Participant's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 10.5 shall be void and ineffective for all purposes.

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        (b)    Ability to Exercise Rights.    Except as otherwise specifically provided under the Plan, only the Participant or his guardian (if the Participant becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options or Stock Appreciation Rights, receive cash payments and deliveries of shares or otherwise exercise rights under the Plan. The executor or administrator of the Participant's estate, or the person or persons to whom the Participant's rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant's beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.

        10.6    No Rights as a Stockholder.     Except as otherwise provided in Section 6.3(b), a Participant who has received a grant of an Award, or a transferee of such Participant, shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes the holder of record. Except as otherwise provided in Section 6.3(b), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

        10.7    Listing and Registration of Shares of Common Stock.     The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

        10.8    Termination.

        (a)    Termination for Cause.    Except as otherwise provided in the applicable Award Agreement, upon a Participant's termination for Cause, all unpaid Awards of that Participant, whether or not vested, shall terminate and be immediately forfeited. Shares of Restricted Stock so forfeited shall be subject to the provisions of Section 6.3(a).

        (b)    Termination for any reason Other than for Cause.    Except as otherwise provided in Section 10.8(c) or the applicable Award Agreement, upon the termination of Participant for any reason other than for Cause, any unvested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall be forfeited and shall wholly and completely terminate and no further vesting shall occur.

        (c)    Continuation.    The Board or the Committee, in its discretion, may provide for the continuation of any Award beyond a Participant's termination for such period and upon such terms and conditions as the Board or the Committee may determine, except to the extent that such continuation would cause the Award to become subject to the provisions of Section 409A of the Code or cause adverse tax consequences under Section 409A, if the Award is subject to the provisions of Section 409A. This Section 10.8(c) shall not apply to any Award intended to qualify as Performance-Based Compensation.

        10.9    Change of Control.

        (a)    Change of Control.    Unless otherwise provided in the Award, in connection with a Change of Control, the Board shall have the authority in its sole discretion to take any one or more of the following actions with respect to the Awards:

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        (i)    the Board may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate, or the Board or the Committee may accelerate vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term;

        (ii)   the Board may waive, alter and/or amend the Performance Criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and the Restricted Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change of Control or such other date as may be determined by the Board;

        (iii)  the Board may cause the acquirer to assume the Plan and the Awards or exchange the Awards for awards for the acquirer's stock;

        (iv)  the Board may terminate the Plan; and

        (v)   the Board may terminate and cancel all outstanding unvested or unexercised Awards as of the date of the Change of Control on such terms and conditions as it deems appropriate.

        Notwithstanding the above provisions of this Section 10.9, the Board shall not be required to take any action described in the preceding provisions of this Section 10.9, and any decision made by the Board, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 10.9 shall be final, binding and conclusive with respect to the Company and all other interested persons.

        (b)    Right to Cash-Out.    The Board shall, in connection with a Change of Control, have the right to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the Cash Value of the Awards. Such right shall be exercised by written notice to all affected Participants. The amount payable to each Participant by the Company pursuant to this Section 10.9(b) shall be in cash or by certified check paid within five (5) days following the transfer and delivery of such Award (but in no event later than fifty (50) days following the date of the Change of Control) and shall be reduced by any taxes required to be withheld.

        10.10    Payment or Settlement of Awards.     Unless otherwise specified in an Award Agreement, any Award may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. For this purpose, the withholding of shares of Common Stock otherwise issuable upon settlement of an Award in order to satisfy withholding taxes or to make payment for the Exercise Price of an Award shall be treated as settled in cash.

        10.11    Lock-Up Agreement.     In the event of any underwritten public offering of the Company's securities made by the Company pursuant to an effective registration statement filed under the Securities Act, the Board and the Committee shall have the right to impose market stand-off restrictions on each Award recipient whereby such Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

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        10.12    Stockholder Agreements/Investment Representations.     As a condition to the exercise of an Option or the issuance of Common Stock hereunder, the Committee or the Board may require the Participant to enter into such agreements (including but not limited to a buy/sell or voting trust agreement) with respect to the shares as may be required of other stockholders of the Company. In addition, the Committee or the Board may require the Participant to represent and warrant at the time of any such exercise or issuance that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required by any relevant provisions of law.

        10.13    Exemptions from Section 16(b) Liability.     It is the intent of the Company that the grant of any Awards to, or other transaction by, a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 under the Exchange Act as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

ARTICLE XI
WITHHOLDING FOR TAXES

        Any issuance of Common Stock pursuant to the exercise of an Option or a Stock Appreciation Right (if applicable) or in payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto at the minimum statutory rate. Such arrangements may, at the discretion of the Committee, include allowing the Participant to tender to the Company shares of Common Stock owned by the Participant if such tendered shares of Common Stock have been held by such Participant for at least six months, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate Fair Market Value as of the date of such withholding that is not greater than the sum of all tax amounts required to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by certified check payable and acceptable to the Company. Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3 under the Exchange Act, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by applicable law) from such Award payment or exercise.

ARTICLE XII
MISCELLANEOUS

        12.1    No Rights to Awards or Uniformity Among Awards.     No Participant or other person shall have any claim to be granted any Award; there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards; and the terms and conditions of Awards need not be the same with respect to each recipient.

        12.2    Conflicts with Plan.     In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.

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        12.3    Rights as Employee, Service Provider or Director.     No person, even though eligible under this Plan, shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Service Provider or Director, or interfere with or limit in any way any right of the Company or its Affiliates to terminate the Participant's Employment or service at any time. To the extent that an Employee of an Affiliate other than the Company receives an Award under the Plan, the Award can in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

        12.4    Governing Law.     The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

        12.5    Gender, Tense and Headings.     Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

        12.6    Severability.     If any provision of the Plan or any Award is, becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

        12.7    Other Laws.     The Board or the Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law.

        12.8    Unfunded Obligations.     Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. Except as provided under ARTICLE VI of the Plan, with respect to the delivery of stock certificates, no provision of the Plan shall require or permit the Company or any Affiliates, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company nor any Affiliates maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan, other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other Employees, Service Providers or Non-Employee Directors under general law. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create nor constitute a trust or fiduciary relationship between the Committee or any Affiliate and a Participant, nor otherwise create any vested or beneficial interest in any Participant nor the Participant's creditors in any assets of the Company or any Affiliate. The Participants shall have no claim against any Affiliate for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. The Plan shall not constitute an "employee benefit plan" for purposes of Section 3(3) of ERISA.

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        12.9    No Guarantee of Tax Consequences.     The Participant shall be solely responsible for and liable for any tax consequences (including but not limited to any interest or penalties) as a result of participation in the Plan. Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder and assumes no liability whatsoever for the tax consequences to the Participants.

        12.10    Stockholder Agreements.     The Board or the Committee may, from time to time, condition the grant, exercise or payment of any Award upon such Participant entering into a stockholders' agreement, voting agreement, repurchase agreement or lockup or market standoff agreement in such form or forms as approved from time to time by the Board.

        12.11    Specified Employee under Section 409A of the Code.     Subject to any other restrictions or limitations contained herein, in the event that a "specified employee" (as defined under Section 409A of the Code) becomes entitled to a payment under the Plan that is subject to Section 409A of the Code on account of a "separation from service" (as defined under Section 409A of the Code), such payment shall not occur until the date that is six (6) months plus one (1) day from the date of such "separation from service."

        12.12    No Additional Deferral Features.     No Award shall contain or reflect, or be amended, affected or supplemented by any other agreement (including, but not limited to, employment agreements, other plans or arrangements of deferred compensation) so as to contain, include or be subject to a "deferral feature" or an "additional deferral feature" within the meaning and usage of those terms under Section 409A of the Code.

        12.13    Compliance with Section 409A of the Code.     Certain items of compensation paid pursuant to this Plan are or may be subject to Section 409A of the Code. In such instances, this Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.

        12.14    Claw-back Policy.     All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any share of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of any law or any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

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